Filed Pursuant to Rule 497
Registration File No. 333-214405

PROSPECTUS

STIRA ALCENTRA GLOBAL CREDIT FUND

Maximum Offering of up to $3,000,000,000 in Class A, Class T, Class D, Class I and Class C
Common Shares of Beneficial Interest

Investment Objective.  Stira Alcentra Global Credit Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s investment objective is to provide current income, and capital preservation with the potential for capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies.  The Fund intends to pursue its investment objective by providing customized financing solutions to lower middle-market and middle-market companies (as defined in this prospectus) in the form of floating and fixed rate senior secured loans, second lien loans and subordinated debt, which, under normal circumstances, will collectively represent at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes). The Fund’s portfolio of investments will focus on directly originated loans but may, to a lesser extent, also include broadly syndicated loans. The Fund intends to leverage its relationship with Alcentra NY, LLC, a Delaware limited liability company and the Fund’s investment sub-adviser (the “Sub-Adviser”), and its global sourcing and origination platform, to directly source investment opportunities. Under normal market conditions, the Fund intends to invest approximately 40% of its total assets in non-U.S. securities, as measured throughout the life of the Fund. The Fund expects that a substantial portion of its portfolio will be comprised of securities that are rated below investment grade by rating agencies or unrated securities that would be rated below investment grade if they were rated. Securities that are rated below investment grade (commonly referred to as “high-yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Because of the risks associated with investing in high-yield securities, an investment in the Fund should be considered speculative. For a further discussion of the Fund’s principal investment strategies, see “Investment Objective, Strategies and Opportunities.”

Unlisted Closed-End Fund.  An investment in the Fund is subject to, among others, the following risks:

•	An investment in the common shares of beneficial interest of the Fund (the “Shares”) is not suitable for investors if they need access to the money they invest. See “Liquidity Strategy” and “Investor Suitability.”
•	The Fund’s shareholders should consider that they may not have access to the money they invest for an indefinite period of time. See “Liquidity Strategy.”
•	Unlike an investor in most closed-end funds, shareholders should not expect to be able to sell their Shares regardless of how the Fund performs.
•	If a shareholder is able to sell their Shares, the shareholder likely will receive less than their purchase price and the then current net asset value per Share (“NAV per Share”).
•	Unlike most closed-end funds, the Shares are not listed on any securities exchange and the Fund may not seek to complete a liquidity event until two years following the termination of this offering or any follow-on offering.
•	Shareholders will not have the opportunity to evaluate future Fund investments prior to purchasing Shares. As a result, the offering may be considered a “blind pool” offering.
•	To provide shareholders with limited liquidity, the Fund intends to conduct quarterly repurchases of Shares beginning the calendar quarter ending December 31, 2018. Although the Fund has implemented a share repurchase program, it may be discontinued at any time and only a limited number of Shares are eligible for repurchase. The Fund currently intends to limit the number of Shares to be repurchased during any calendar year to the number of Shares the Fund can repurchase with the proceeds it receives from the issuance of Shares under its distribution reinvestment plan. In addition, the Fund will limit the number of Shares to be repurchased in any calendar year to 10% of the weighted average number of Shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of Shares that the Fund offers to repurchase may be less in light of the limitations noted above. Shareholders that tender their Shares within one year of purchase will be subject to an early withdrawal charge of 2.0%. See “Share Repurchase Program.”
•	The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses, as well as selling commissions and/or dealer manager fees, if applicable.
•	The amount of distributions paid, if any, is uncertain.
•	Even if the Fund does eventually list its Shares, shares of closed-end funds frequently trade at a discount to NAV per Share and this creates a risk of loss for investors who purchase Shares at the offering price. This risk is separate and distinct from the risk that the Fund’s NAV per Share will decrease.

Investing in Shares involves a high degree of risk. See “Types of Investments and Related Risks” beginning on page 41 of this prospectus.

	Public Offering Price(1)	Sales Load(2)	Proceeds to the Fund (Before Expenses)(3)
Primary Offering Per Class A Share	$9.98	$0.80	$9.18
Primary Offering Per Class T Share	$9.66	$0.48	$9.18
Primary Offering Per Class D Share	$9.37	$0.19	$9.18
Primary Offering Per Class I Share	$9.18	$—	$9.18
Primary Offering Per Class C Share	$9.18	$—	$9.18
Total Maximum(4)	$3,000,000,000	$240,480,961.92	$2,759,519,038.08

(1)	Assumes all Shares are sold at the public offering price of $9.98 per Class A Share, $9.66 per Class T Share, $9.37 per Class D Share and $9.18 per Class I Share, which represents the Fund’s NAV per Share as of November 7, 2017 plus the applicable Sales Load, which is subject to adjustment based upon, among other things, fluctuations in the Fund’s NAV per Share. See “Plan of Distribution.”
(2)	“Sales Load” includes selling commissions and dealer manager fees. These amounts have been rounded to the nearest whole cent. The actual maximum Sales Load will be calculated using a percentage of the gross investment amount equal to (i) selling commissions of up to 6.0% and dealer manager fees of up to 2.0% for the purchase of Class A Shares, (ii) selling commissions of up to 3.0% and dealer manager fees of up to 2.0% for the purchase of Class T Shares and (iii) dealer manager fees of up to 2.0% for Class D Shares. Class I and Class C shareholders will not pay a sales load. “Sales Load” does not include annual distribution and servicing fees payable in connection with Class T, Class I and Class C shares. An investor will pay a sales load of up to 8.0% and offering expenses of up to 1.0% on the amounts it invests in a Class A Share. If you pay the maximum aggregate 8.0% for sales load and offering expenses, you must experience a total return on your net investment in a Class A Share of 8.7% in order to recover these expenses. See “Plan of Distribution.”
(3)	The Fund estimates that it will incur approximately $30,000,000 of organization and offering expenses if the maximum offering is sold. The Adviser, as defined below, has agreed to limit the amount of “Organization and Offering Expenses” incurred by the Fund to 1.0% of the aggregate proceeds raised in this offering, after the payment of selling commissions and dealer manager fees. Shareholders will indirectly bear such fees and expenses. The Fund has also entered into an expense support and conditional reimbursement agreement with the Adviser whereby the Fund will have a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under such agreement, including certain organization and offering costs that have been included in operating expenses, if certain conditions are met. The Fund or the Adviser may terminate the expense support and conditional reimbursement agreement at any time. See “Fund Expenses — Expense Support Agreement.”
(4)	Assumes all Shares sold in this offering are Class A Shares.

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Stira Capital Markets Group, LLC

The date of this prospectus is February 5, 2018.

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Investment Adviser.  The investment adviser to the Fund is Stira Investment Adviser, LLC (the “Adviser”), a Delaware limited liability company that is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser oversees the management of the Fund’s activities. The Adviser has engaged the Sub-Adviser, a Delaware limited liability company that is registered as an investment adviser with the SEC under the Advisers Act, to act as the Fund’s investment sub-adviser. The Sub-Adviser is an indirect subsidiary of The Bank of New York Mellon Corporation. The Sub-Adviser will identify investment opportunities for the Fund and will make investment decisions for the Fund, subject to oversight by the Adviser.

Securities Offered.  On November 7, 2017, the Fund received exemptive relief from the SEC to issue multiple classes of shares and to impose asset-based distribution and servicing fees and early withdrawal fees. The Fund is offering to the public on a continuous basis up to $3,000,000,000 in five classes of Shares: Class A, Class T, Class D, Class I and Class C Shares. The Fund is offering to sell any combination of Shares, with an aggregate number of Shares up to the maximum offering amount. The classes of Shares differ with respect to the sales load investors must pay. An investor will pay (i) selling commissions and dealer manager fees for the purchase of the Fund’s Class A Shares, (ii) selling commissions, dealer manager fees and annual distribution and servicing fees for the purchase of the Fund’s Class T Shares, (iii) dealer manager fees, but no selling commissions or annual distribution and servicing fees, for the purchase of the Fund’s Class D shares and (iv) annual distribution and servicing fees, but no selling commissions or dealer manager fees for the purchase of the Fund’s Class I and Class C Shares. However, regardless of class, each Share will (i) have identical rights with respect to voting and distributions, (ii) will likewise bear its own pro rata portion of the Fund’s expenses and (iii) have the same NAV per Share as each other Share.

Class A Shares have an upfront sales load and no annual distribution and servicing fee, while Class T Shares have a lower upfront sales load and an annual distribution and servicing fee, and Class C Shares have no upfront sales load, but have a higher annual distribution and servicing fee. Class D Shares are intended for investors who have accounts with registered investment advisers or broker-dealers to whom the investor has agreed to pay a fee for investment related services (a “fee-based account”). Class I Shares are only available to investors who: (1) purchase shares through registered investment advisers and the recommending investment adviser representative (“IAR”) or the IAR's registered investment adviser firm has entered into a participating dealer agreement with the Dealer Manager to sell Class I shares, (2) purchase shares through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers, or (3) are an endowment, foundation, pension fund or other institutional investor.

Stira Capital Markets Group, LLC, an affiliate of the Adviser, referred to herein as the “Dealer Manager,” acts as dealer manager for the Fund’s offering of Shares on a best efforts basis, subject to various conditions but not subject to a contingency of any kind, and is not required to sell any specific number or dollar amount of Shares. See “Plan of Distribution.” There is a minimum initial investment of $5,000 for each class of Shares; however, for qualified accounts the minimum investment is $2,500. If investors have satisfied the applicable minimum purchase requirement, any additional purchase must be in increments of at least $100, except for purchases made pursuant to the Fund’s distribution reinvestment plan, which are not subject to any minimum investment requirements. Closings (i.e., the date on which subscriptions are accepted and Shares are issued) are expected to occur on a monthly basis, although the Fund may determine to conduct more frequent closings. The Fund will accept initial and additional purchases of Shares as of each closing. The Fund does not issue Shares purchased (and an investor does not become a shareholder with respect to such Shares) until the applicable closing. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

This prospectus provides the information that a prospective investor should know about the Fund before investing. Investors are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information about the Fund, dated February 5, 2018 (the “Statement of Additional Information”), has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. The Statement of Additional Information and, when available, the Fund’s annual and semi-annual reports and other information filed with the SEC, can be obtained upon request and without charge by writing to the Fund at 18100 Von Karman Ave, Suite 500, Irvine, CA 92612, by calling the Fund at (877) 567-7264 or by accessing the Fund’s website at www.StiraALLternatives.com. The information on the Fund’s website is not incorporated by reference into this prospectus and investors should not consider it a part of this prospectus. The table of contents of the Statement of Additional Information appears on page 107 of this prospectus. In addition, the contact information provided above may be used to request additional information about the Fund and to make shareholder inquiries. The Statement of Additional Information, other material incorporated by reference into this prospectus and other information about the Fund is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other government agency.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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SUMMARY OF TERMS

This is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Fund. Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this prospectus and the Statement of Additional Information.

THE FUND
Stira Alcentra Global Credit Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.
THE ADVISER
Stira Investment Adviser, LLC (the “Adviser”) serves as the Fund’s investment adviser. The Adviser is a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser oversees the management of the Fund’s activities.
The Adviser is an affiliate of the Steadfast Companies, a group of integrated real estate investment, management and development companies. Steadfast Companies, with its corporate office located in Irvine, California, owns and/or manages over $5.0 billion in real estate assets and employs a staff of over 2,000 in the United States and Mexico as of September 30, 2017.
THE SUB-ADVISER
The Adviser has engaged Alcentra NY, LLC (the “Sub-Adviser”) to act as the Fund’s investment sub-adviser. The Sub-Adviser will identify investment opportunities, make investment decisions for the Fund and execute on its trading strategies, subject to oversight by the Adviser.
The Sub-Adviser is the U.S. subsidiary of Alcentra Group, an asset management platform focused on below-investment grade credit with offices in London, New York and Boston and representatives in Singapore and Hong Kong. Alcentra Group was formed in 2002 through the merger of two asset management divisions acquired from Barclays Bank Plc in the United Kingdom and Imperial Credit Industries, Inc. in the United States. In January 2006, BNY Mellon purchased Alcentra Group. As a subsidiary of BNY Mellon, Alcentra Group manages approximately $34.7 billion in below-investment grade debt assets across more than 75 investment vehicles and funds. Alcentra Group collectively employed 142 professionals as of September 30, 2017. Alcentra Group is the specialist below-investment grade debt manager within BNY Mellon’s group of asset management divisions, which collectively manage $1.8 trillion.
INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide current income, and capital preservation with the potential for capital appreciation. There can be no assurance that the Fund will achieve its investment objective.
INVESTMENT STRATEGIES
The Fund intends to pursue its investment objective by providing customized financing solutions to lower middle-market and middle-market companies in the form of floating and fixed rate senior secured loans, second lien loans and subordinated debt, which, under normal circumstances, will collectively represent at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes). The Fund considers lower middle-market and middle-market companies to be companies having annual earnings, before interest, taxes, depreciation and amortization (“EBITDA”), of between $5 million and $50 million and/or revenues of between $25 million and $750 million (“Middle-Market Companies”).
The Fund intends to leverage its relationship with the Sub-Adviser and its global sourcing and origination platform to directly source investment opportunities. Directly originated loans can provide companies with a reliable source of funds for growth, acquisitions, recapitalization and refinancing. Directly originated loans are loans negotiated and made directly, without an intermediary, between a portfolio company or its private equity investor (“Private Equity Sponsor”) and a lender or a small group of lenders. Such investments will be originated or structured by the Sub-Adviser for the Fund and/or entities managed by the Sub-Adviser or its affiliates. These investments may include both debt and equity components, although the Fund does not intend to generally make equity investments independent of having an existing credit relationship. The Fund believes directly originated investments may offer higher returns and more favorable protections than broadly syndicated transactions. The Fund may, to a lesser extent, also invest selectively in broadly syndicated loans and collaterized debt obligations (“CDOs”),which include collaterized bond obligations (“CBOs”) and collaterized loan obligations (“CLOs”).
The Fund’s investments are expected to typically range in size from $5 million to $40 million, with the aim of building a portfolio of over 100 positions, although the average investment size will likely be smaller in the Fund’s early stages of operations and will likely be higher if the Fund raises significant capital in this offering. Under normal market conditions, the Fund intends to invest approximately 40% of its total assets in non-U.S. securities, as measured throughout the life of the Fund. With respect to its investments in non-U.S. securities, the Fund intends to invest primarily in those countries where there are well-established laws protecting creditors’ rights, such as countries in North America and Western Europe, although in select situations the Fund may invest in securities of issuers domiciled elsewhere. The Fund considers non-U.S. securities to be investments in issuers domiciled in and tied economically to one or more non-U.S. countries. An issuer is tied economically to a foreign country if it derives 50% or more of its total revenue or profit from goods produced, sales made or services provided in a foreign country or maintains 50% or more of its assets in a foreign country. The geographic areas of focus are subject to change from time to time and may be changed without notice to shareholders.
The Fund expects that a substantial portion of its portfolio will be comprised of securities that are rated below investment grade by rating agencies (commonly referred to as “high-yield” or “junk” securities) or unrated securities that would be rated below investment grade if they were rated.
The Fund’s investment objective and strategies are not considered to be fundamental by the Fund and may be changed without the vote of shareholders by the Fund’s board of trustees (the “Board”) with at least 60 days’ written notice provided to shareholders.
INVESTMENT TYPES
Below are descriptions of the types of investments that the Fund may make:
Fixed rate loan: refers to a debt investment where the rate of interest due is constant over the duration of the loan.
Floating rate loan: refers to a debt investment where the rate of interest due varies for the duration of the loan. The floating rate is usually tied to a widely-known index or bond rate, such as LIBOR or the prime rate, and resets at certain pre-determined intervals.
Mezzanine debt: otherwise known as subordinated debt, refers to a debt investment where the claim on a company's assets is junior to that of senior secured debt and senior only to that of the common equity. Mezzanine debt can be structured in many ways, including as fixed-rate subordinated debt with an equity component, which allows the borrowing company to give the lender the right to convert debt to equity in the company.
Senior secured loan: refers to a debt investment in a company that holds a senior legal claim to the borrower's assets above all other debt obligations. The loan is considered senior to all other claims against the borrower, which means that in the event of a bankruptcy the senior secured loan is the first to be repaid before all other interested parties receive repayment. In addition, because senior secured loans are secured via a lien against the assets of the borrower (i.e. collateral), if the borrower cannot satisfy the debt obligation, the assets used to secure the senior secured loan must be used to repay the senior secured loan before other creditors, preferred stockholders or common stockholders receive any payment.
Second lien loans. Second lien loans place its holders second in line in the case of bankruptcy or default of a portfolio company. Second lien debt holders receive compensation from property or other collateral after first lien debt is covered, making this type of loan a riskier investment than a first lien position.
Unitranche loan: refers to a loan that combines both senior and subordinated debt into one loan under which the borrower pays a single blended interest rate that is intended to reflect the relative risk of the secured and unsecured components.
Minority equity investment: refers to an equity investment, such as an investment in common stock, that represents a non-controlling share in a company, usually considered to be less than 50% of the total outstanding equity of the company.
The Fund may also selectively invest in CDOs, which include CBOs and CLOs. For a description of CDOs and the risks involved in investing in CDOs, please see “Types of Investments and Related Risks — Risks Related to Investment Strategies and Fund Investments — Collateralized Debt Obligations.”
The Fund expects to generate revenue in the form of interest income on debt investments and capital gains and distributions, if any, on the investments the Fund makes in portfolio companies. The Fund’s debt investments will bear interest at a fixed or floating rate and interest will be payable on a quarterly or monthly basis. Payments of principal on the Fund’s debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, the Fund may receive paid-in-kind (“PIK”) interest on its debt investments. Any outstanding principal amount of the Fund’s debt securities and any accrued but unpaid interest will generally become due at the maturity date. The level of interest income the Fund receives is directly related to the balance of interest-bearing investments multiplied by the weighted average yield of its investments. The Fund expects the total dollar amount of interest and any dividend income that it earns to increase as the size of its investment portfolio increases.
The Fund may also generate revenue in the form of prepayment fees, commitment, loan origination, structuring or due diligence fees or fees for providing significant managerial assistance.
MARKET OPPORTUNITIES
The Fund believes that the limited amount of capital available to Middle-Market Companies, coupled with the desire of these companies for flexible and partnership-oriented sources of capital, creates an attractive investment environment for the Fund. The Fund believes the following factors will provide the Fund with opportunities to grow and deliver attractive returns to its shareholders.
The Middle-Market Represents a Large, Underserved Market.
The Fund believes that Middle-Market Companies, most of which are privately held, are relatively underserved by traditional capital providers such as commercial banks, finance companies, hedge funds and CLO funds. Further, the Fund believes that companies of this size generally are less leveraged relative to their enterprise value, as compared to larger companies with a greater range of financing options, such as access to the high-yield markets.
Reduced Availability of Capital for Middle-Market Companies Presents Opportunity for Attractive Risk-adjusted Returns.
As a result of the credit crisis that began in 2007, the Fund believes that the subsequent exit of traditional capital providers from middle-market lending created a less competitive market and an increased opportunity for alternative funding sources like the Fund to generate attractive risk-adjusted returns. The remaining lenders and investors in the current environment require lower levels of senior and total leverage, increased equity commitments and more comprehensive covenant packages than were customary prior to the credit crisis. The Fund believes that its ability to offer flexible financing solutions positions the Fund to take advantage of this dislocation.
Large Pools of Uninvested Private Equity Capital Should Drive Future Transaction Velocity.
The Fund expects that private equity firms will remain active investors in Middle-Market Companies. Private equity funds generally seek to leverage their investments by combining their equity capital with senior secured loans and/or mezzanine debt provided by other sources, and the Fund believes that its investment strategy positions it well to invest alongside such unaffiliated private equity investors, although there can be no assurance that the Fund will be successful in this regard. Although the Fund’s interests may not always be aligned with these private equity sponsors given their positions as the equity holders and the Fund’s position as the debt holder in its portfolio companies, the Fund believes that such private equity sponsors will provide significant benefits including incremental due diligence, additional monitoring capabilities and a potential source of capital and operational expertise for its portfolio companies.
Compelling European Direct Lending Market Opportunity.
The Fund believes that the European market is witnessing a material disintermediation trend, which means that significant sums are being withdrawn from intermediary financial institutions, such as banks and saving and loan associations, in order to be invested directly. Therefore, for regulatory and economic reasons, the Fund believes that the involvement of banks in financing European Middle-Market Companies will significantly decline. The Fund sees an implied scarcity of debt capital as offering significant opportunities for lenders who manage flexible capital to support European Middle-Market Companies with tailored financing solutions. The Fund believes that there is currently a supply/demand imbalance in leveraged debt supply and that risk return characteristics in debt investment are very favorable and are anticipated by the Fund to remain so in the short to medium term. The Fund intends to leverage the experience of the Sub-Adviser’s European operations to take advantage of these opportunities.
Growth-Oriented Companies Typically Pursue Senior Secured Unitranche Loans and Mezzanine Debt as Cost Efficient Capital.
Senior secured unitranche loans and mezzanine debt can be an effective source of capital for companies experiencing rapid growth because the cost of capital is lower than equity, and the bullet maturity structure of the loans (a loan-repayment structure that usually requires payment of the entire loan principal at the end of the specified loan term date, which is referred to as the maturity date) allows the growth company to invest free cash flow in the growth of the business. The Fund intends to typically focus on Middle-Market Companies in the United States that can achieve a revenue growth rate well in excess of the rate of GDP growth (for example, two to three times the rate of GDP growth), or exhibits characteristics that the Fund believes will enable it to achieve such revenue growth rates in the future. It is not uncommon for such growth-oriented companies to grow faster than their bank can provide debt to support that growth. Growth-oriented companies therefore have two primary capital market options to fund that growth: (i) raise private equity from individuals or institutions; or (ii) raise senior secured unitranche loans and mezzanine debt capital. The Fund believes that senior secured unitranche loans and mezzanine debt capital can be a more cost effective alternative for growth-oriented companies, and can be more attractive than raising private equity capital.

Regulatory Changes Have Decreased Competition Among Middle-Market Lenders.
The Fund believes regulatory changes, including the adoption of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and the introduction of new international capital and liquidity requirements under the Basel III Accords have caused banking institutions to curtail their lending to Middle-Market Companies. As a result, the Fund believes that less competition will facilitate higher quality deal flow and allow for greater selectivity for the Fund throughout the investment process.
COMPETITIVE ADVANTAGES
Flexible Financing Solutions.
The Fund intends to offer a variety of financing structures and to structure its investments to meet the custom needs of its portfolio companies, including among investment types and investment terms. Typically, the Fund will invest in or originate senior, second lien or subordinated debt, coupled with an equity or equity-like component to increase the total investment return profile. The Fund believes its ability to offer a variety of financing arrangements will make it an attractive partner to Middle-Market Companies and enable the Sub-Adviser to identify attractive investment opportunities throughout economic cycles and across a company’s capital structure.
Minimize Portfolio Concentration.
While the Fund intends to focus its investments in Middle-Market Companies, the Fund will seek to make investments across various industries, geographic sectors and private equity or other sponsors. The Adviser and the Sub-Adviser will actively monitor the Fund’s investment portfolio to ensure that the Fund is not concentrated across industries, geographic sectors or financial sponsors, although from time to time the Fund may exhibit fluctuating levels of concentration as a result of the pace of fundraising, repayments and other events. By monitoring the Fund’s investment portfolio in this manner, the Adviser and the Sub-Adviser will seek to reduce the effects of economic downturns associated with any particular industry sector or geographic region. The Fund has adopted a fundamental policy that provides that it will not “concentrate” (i.e., invest more than 25% of its total assets) in a particular industry or group of industries.
Rigorous Underwriting Policies and Active Portfolio Management.
The Sub-Adviser’s investment approach is driven by a rigorous credit culture focused on protecting and recovering principal and interest, and promoting a sense of ownership of a transaction by the deal team from the initial review through the credit process and execution to exit management. The Sub-Adviser has therefore implemented rigorous underwriting policies that are followed in each transaction. These policies include an extensive review and credit analysis of portfolio companies by industry, region-specific and other specialized analysts, historical and projected financial performance as well as an assessment of the portfolio company’s business model and forecasts, which are designed to assess investment prospects via a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness. In addition, the Fund intends to structure its debt investments with protective financial covenants, designed to proactively address changes in a portfolio company’s financial performance. Covenants are negotiated before an investment is completed and are based on the projected financial performance of the portfolio company. These processes are designed to, among other things, provide the Fund with an assessment of the ability of the portfolio company to repay its debt at maturity. After investing in a portfolio company, the Sub-Adviser will monitor the investment closely, receiving financial statements on at least a quarterly basis as well as annual audited financial statements. The Sub-Adviser will typically analyze and discuss in detail the portfolio company’s financial performance with management in addition to attending regular Board meetings. The Fund believes that the initial and ongoing portfolio review process allows the Sub-Adviser to identify and maintain superior risk adjusted return opportunities in the Fund’s target portfolio companies.
Access to Alcentra Group Platform and Direct Origination Channel.
The Fund seeks to leverage the depth and breadth of resources of Alcentra Group platform across all aspects of its operations, benefiting from Alcentra Group’s investment professionals, who in addition to their credit expertise, possess industry expertise. Alcentra Group’s European Middle Market team, comprising members of the analyst team who have a greater focus on originating mezzanine and direct lending opportunities, as well as Alcentra Group’s broader established platform of industry-focused analysts and seasoned investment professionals, has over 250 years of aggregate experience in the sourcing, analysis, structuring, monitoring and execution of leveraged finance investments. As of September 30, 2017, Alcentra Group employed approximately 49 analysts that closely follow a variety of industries, including healthcare, defense and business services. This unique access to in-house expertise will also be utilized in the ongoing monitoring of the Fund’s investments.
The Sub-Adviser’s investment professionals possess an extensive network of long-standing relationships with private equity firms, middle-market senior lenders, junior-capital partners, SBICs, financial intermediaries, law firms, accountants and management teams of privately owned businesses. The Sub-Adviser believes it will be able to leverage Alcentra Group’s market position as one of Europe’s largest institutional leveraged loan investors to benefit from access to key European middle market private equity sponsors, intermediaries and banks, many of which Alcentra Group has worked with since 2003. The Fund believes that these relationships will generate a steady stream of new investment opportunities, including directly originated transactions that have attractive investment characteristics.
Access to the BNY Mellon Wealth Management Platform.
The Fund intends to utilize its proprietary access to the BNY Mellon Wealth Management platform to source investment opportunities. The BNY Mellon Wealth Management platform is a substantial wealth management business that provides investment advisory and other services to high net worth individuals, families and family offices. BNY Mellon’s Wealth Management interacts regularly with privately owned businesses and the family owners thereof. BNY Mellon Wealth Management’s network spans 39 offices throughout the United States. The Wealth Management platform manages more than $200 billion on behalf of its clients — including a diverse array of privately and family-owned companies and entrepreneurs, some of whom may require financing solutions to grow or recapitalize their businesses.
Access to the Adviser’s Platform.
The Adviser is an affiliate of the Steadfast Companies, a group of integrated real estate investment, management and development companies. Steadfast Companies, with its corporate office located in Irvine, California, owns and/or manages over $5.0 billion in real estate assets and employs a staff of over 2,000 in the United States and Mexico as of September 30, 2017. Since its founding in 1994, Steadfast Companies has, directly or indirectly, sponsored 46 privately or publicly offered prior real estate-related investment programs. In 2009, Steadfast Companies founded Stira Capital Markets Group, LLC to offer real estate investment offerings through the retail broker-dealer and institutional channels. Stira Capital Markets Group, LLC is composed of approximately 50 experienced sales and marketing professionals who are committed to partnering with financial institutions and professionals to provide a best-in-class sales and service platform for investment programs in real estate. Through September 30, 2017, Stira Capital Markets Group, LLC has distributed three public, non-listed REITs: Steadfast Income REIT, Inc. (“SIR”); Steadfast Apartment REIT, Inc. (“STAR”); and Steadfast Apartment REIT III, Inc. (“STAR III”), as well as a private placement debentures offering in the field of real estate that have raised approximately $1.5 billion from over 40,000 investors.
USE OF PROCEEDS
The net proceeds from this offering will be invested in accordance with the Fund’s investment objective and strategies as set forth in this prospectus and are expected to be invested within three to six months of receipt. Pending such use, the Fund may invest primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment. There can be no assurance that the Fund will be able to sell all the Shares it is offering.
BORROWINGS
The Fund is authorized to borrow money for investment purposes and to meet requests for repurchases. The Fund is not permitted to borrow if, immediately after such borrowing, it would have an asset coverage (as defined in the 1940 Act) of less than 300%. See “Investment Objective, Strategies and Opportunities — Borrowings.”
BASE MANAGEMENT AND INCENTIVE FEES
Pursuant to the investment advisory agreement, dated March 23, 2017 (the “Investment Advisory Agreement”), by and between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components — a base management fee (the “Base Management Fee”) and an incentive fee (the “Incentive Fee”).
The Base Management Fee is calculated at an annual rate of (i) 2.00% of the Fund’s first $500,000,000 in gross assets, including assets purchased with borrowed funds or other forms of leverage, but excluding any cash and cash equivalents; (ii) 1.75% of the Fund’s gross assets that exceed $500,000,000 but are less than or equal to $1,000,000,000, including assets purchased with borrowed funds or other forms of leverage, but excluding any cash and cash equivalents; and (iii) 1.50% of the Fund’s gross assets that exceed $1,000,000,001, including assets purchased with borrowed funds or other forms of leverage, but excluding any cash and cash equivalents. The Base Management Fee will be payable quarterly in arrears and will be calculated based on the average value of the Fund’s gross assets at the end of the two most recently completed calendar quarters (and, in the case of the Fund’s first quarter, its gross assets as of such quarter-end).
The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.75% per quarter (or an annualized hurdle rate of 7.00%) and a partial “catch-up” provision measured as of the end of each calendar quarter. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Base Management Fee, expenses reimbursed to the Adviser under the Investment Advisory Agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the offering and organization expenses and the Incentive Fee). “Adjusted capital” is the sum of (i) cumulative gross proceeds generated from issuances of the Fund’s common shares of beneficial interest (the “Shares”) (including the Fund’s distribution reinvestment plan (the “DRP”)), which includes the sales load, if applicable, less (ii) distributions to investors that represent a return of capital and amounts paid for share repurchases pursuant to the Fund’s share repurchase program.
No Incentive Fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.75%. The Fund will pay the Adviser 100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.9375% in any calendar quarter (7.75% annualized). This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.9375% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with a portion of the income incentive fees that the Adviser would have earned if not for the hurdle rate. The Fund will pay the Adviser 15.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.9375% in any calendar quarter (7.75% annualized) once the hurdle rate is reached and the catch-up is achieved (15.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the Adviser).
SUB-ADVISORY AGREEMENT
Pursuant to the investment sub-advisory agreement dated March 23, 2017 (the “Investment Sub-Advisory Agreement”), by and between the Adviser and the Sub-Adviser, the Sub-Adviser will make investment decisions for the Fund and execute on its trading strategies. Subject to oversight by the Adviser, the Sub-Adviser receives a portion of the fees payable to the Adviser under the Investment Advisory Agreement. See “Management and Incentive Fees” in this prospectus and “Management of the Fund — The Sub-Adviser” in the Statement of Additional Information.
ADMINISTRATION
Pursuant to the administration agreement, dated March 23, 2017, by and between the Fund and the Adviser (the “Administration Agreement”), the Adviser oversees the day-to-day operations of the Fund, including providing the Fund with general ledger accounting, fund accounting, legal services, investor relations and other administrative services. The Fund reimburses the Adviser for its actual costs incurred in providing administrative services to the Fund.
OPERATING EXPENSES
The Fund directly bears all expenses incurred in its operation, including amounts that the Fund reimburses to the Adviser for services provided under the Investment Advisory Agreement and the Administration Agreement. See “Summary of Fees and Expenses” and “Fund Expenses.”
DISTRIBUTIONS
Subject to the Board’s discretion and applicable legal restrictions, the Fund intends to authorize and declare ordinary cash distributions on a weekly, semi-monthly or monthly basis and to pay such distributions on a monthly basis. The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses, as well as the sales load.
Subject to the Board’s discretion and applicable legal restrictions, the Fund from time to time may also pay special interim distributions in the form of cash or Shares. At least annually, the Fund intends to authorize and declare special cash distributions of net long-term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed. The Fund has adopted an “opt in” DRP pursuant to which shareholders may elect to have the full amount of their cash distributions reinvested in additional Shares. See “Distributions — Distribution Reinvestment Plan.”
EXPENSE SUPPORT AGREEMENT
Pursuant to the expense support and conditional reimbursement agreement, dated May 18, 2017 (the “Expense Support Agreement”), the Adviser has agreed to reimburse the Fund for expenses in an amount that is sufficient to: (i) ensure that no portion of the Fund’s distributions to shareholders will be paid from offering proceeds or borrowings, and/or (ii) reduce the Fund’s operating expenses until it has achieved economies of scale sufficient to ensure that it bears a reasonable level of expense in relation to its investment income. Pursuant to the Expense Support Agreement, the Fund will have a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under such agreement, including certain organization and offering costs that have been included in operating expenses, if the following conditions are met. First, the Adviser will be entitled to receive reimbursement payments if, during any fiscal quarter occurring within three years of the date on which the Adviser funded such amount, the sum of the Fund’s net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by the Fund to its shareholders. Second, the Fund and the Adviser have agreed that the Fund will make reimbursement payments only if its current “operating expense ratio” is equal to or less than its operating expense ratio at the time the corresponding expense payment obligation was incurred by the Adviser. For this purpose, the “operating expense ratio” is defined as all expenses borne by the Fund, except for organizational and offering expenses, base management and incentive fees owed to the Adviser and interest expense, as a percentage of net assets. Finally, for organization and offering costs that have been included in operating expenses, the Fund will limit reimbursement of such expenses to the sum of: (i) all expense payments paid by the Adviser to the Fund in cash and not previously reimbursed and (ii) non-organization and offering costs included in operating expenses incurred by the Adviser and its affiliates and accrued as payables by the Fund; provided, that, organization and offering costs incurred by the Adviser and its affiliates, other than sales commissions, dealer manager fees and distribution and servicing fees, and accrued as payables by the Fund will only be reimbursed up to a limit of 1.0% of gross proceeds raised in this offering.
The Fund or the Adviser may terminate the Expense Support Agreement at any time. The Adviser has indicated that it expects to continue such reimbursements until it deems that the Fund has achieved economies of scale sufficient to ensure that it bears a reasonable level of expenses in relation to its income. If the Fund terminates the Investment Advisory Agreement, it will be required to repay the Adviser, subject to the repayment conditions, all reimbursements funded by the Adviser within three years of the date of termination. If the Board decides to liquidate the Fund, the Expense Support Agreement will automatically terminate, and all reimbursements funded by the Adviser will be due within thirty (30) days of such termination date. The specific amount of expenses reimbursed by the Adviser, if any, will be determined at the end of each quarter. There can be no assurance that the Expense Support Agreement will remain in effect or that the Adviser will reimburse any portion of the Fund’s expenses in future quarters.
BOARD OF TRUSTEES
The Board, including a majority of the members of the Board (each, a “Trustee”) that are not “interested persons” (as defined in the 1940 Act) of the Fund, the Adviser or the Sub-Adviser (collectively, the “Independent Trustees”), oversees and monitors the Fund’s investment performance and, beginning with the second anniversary of the effective date of the Investment Advisory Agreement, will annually review the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, by and between the Adviser and the Sub-Adviser, to determine, among other things, whether the fees payable under such agreements are reasonable in light of the services provided. See “Management of the Fund.”
THE OFFERING
On November 7, 2017, the Fund received exemptive relief from the SEC to issue multiple classes of shares and to impose asset-based distribution and servicing fees and early withdrawal fees. The Fund is offering to the public on a continuous basis up to $3,000,000,000 in five classes of Shares: Class A, Class T, Class D, Class I and Class C Shares. Shares will be offered through the Dealer Manager at an offering price equal to the Fund’s then current NAV per Share, plus selling commissions and dealer manager fees, if applicable. The Fund is offering to sell any combination of Shares, with an aggregate number of Shares up to the maximum offering amount. The Shares differ with respect to the sales load an investor must pay. The table below summarizes the fees generally payable to the Dealer Manager with respect to the Class A, Class T, Class D, Class I and Class C Shares.

	Class A	Class T	Class D	Class I	Class C
Selling Commissions	6.0%	3.0%	None	None	None
Dealer Manager Fees	2.0%	2.0%	2.0%	None	None
Annual Distribution and Servicing Fees	None	1.0%	None	0.5%	1.0%
Annual distribution and servicing fees will be payable for a maximum of three years for Class T Shares, for a maximum of sixteen years for Class I Shares and for a maximum of eight years for Class C Shares. For Class T and Class C Shares, the annual distribution and servicing fee is comprised of a 0.75% distribution fee and a 0.25% service fee. For Class I Shares, the annual distribution and servicing fee is comprised of a 0.25% distribution fee and a 0.25% service fee. However, regardless of class, each Share will (i) have identical rights with respect to voting and distributions, (ii) likewise bear its own pro rata portion of the Fund’s expenses and (iii) have the same NAV per Share as each other Share.
Class A Shares have an upfront sales load and no annual distribution and servicing fee, while Class T Shares have a lower upfront sales load and an annual distribution and servicing fee, and Class C Shares have no upfront sales load, but have a higher annual distribution and servicing fee. Class D Shares are intended for investors who have fee-based accounts. Class I Shares are only available to investors who: (1) purchase shares through an IAR or the IAR's registered investment adviser firm has entered into a participating dealer agreement with the Dealer Manager to sell Class I shares, (2) purchase shares through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers, or (3) are an endowment, foundation, pension fund or other institutional investor.
The Fund intends to terminate this offering and any follow-on offering at such time as the earlier of the date the Fund has sold the maximum amount or five years from the date the offering commenced. See “Plan of Distribution.”
SHARE CLASS CONSIDERATIONS
An investment in any share class of the Fund represents an investment in the same assets of the Fund. Each share class has different purchase restrictions and ongoing fees and expenses as set forth in “Summary of Fees and Expenses,” “Purchases of Shares” and “Plan of Distribution.” When selecting a share class, investors should consider which share classes are available to them, how much they intend to invest, how long they expect to own shares, and the total costs and expenses associated with a particular share class.
If an investor has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary may help determine which share class is appropriate for the investor. Each investor’s financial considerations are different. Investors should speak with their financial advisers to help them decide which share class is best for them. Not all financial intermediaries offer all classes of shares. If a financial intermediary offers more than one class of shares, investors should carefully consider which class of shares to purchase.
PLAN OF DISTRIBUTION
This is a continuous offering of Shares as permitted by the federal securities laws. Stira Capital Markets Group, LLC acts as the dealer manager for the Fund’s offering of Shares on a best efforts basis, subject to various conditions, and is not required to sell any specific number or dollar amount of Shares.
The Dealer Manager authorizes other broker-dealers that are members of FINRA and other properly licensed agents and financial representatives to sell Shares (such authorized persons, “Participating Broker-Dealers”). The Dealer Manager may re-allow all or a portion of its selling commissions attributable to a Participating Broker-Dealer. The Dealer Manager may also, in its sole discretion, re-allow to any Participating Broker-Dealer all or a portion of its dealer manager fee.
The actual sales load paid by shareholders may vary in the Dealer Manager’s discretion and/or among Participating Broker-Dealers. In addition, the Dealer Manager may waive or reduce the sales load in its discretion for any shareholder. Shareholders should consult with their financial intermediaries about any additional fees or charges they might impose.
In no event will the aggregate underwriting compensation from all sources (determined in accordance with applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”)), including selling commissions, dealer manager fees, distribution and servicing fees, due diligence expenses included in connection with the marketing of this offering and any other underwriting compensation with respect to the Shares, exceed 8.0% of the gross offering proceeds received in this offering. No selling commissions or dealer manager fees will be paid in connection with sales under the Fund’s DRP.

ORGANIZATION AND OFFERING COSTS
Organization costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. The Fund’s offering costs include, among other things, legal, accounting, printing and other expenses pertaining to this offering. The Fund shall not be liable for organization and offering expenses to the extent that organization and offering expenses, together with all prior organization and offering expenses (other than selling commissions, dealer manager fees and annual distribution and servicing fees), exceed 1.0% of the aggregate gross proceeds from the offering of Shares. Organization costs will be expensed as incurred and offering costs will be capitalized on the Fund’s statement of assets and liabilities as deferred offering costs and will be amortized to deferred offering expense on the Fund’s statement of operations over a twelve month period. The Adviser is responsible for the payment of the Fund’s cumulative organization and offering costs to the extent they exceed 1.0% of the aggregate gross proceeds raised in this offering, without recourse against or reimbursement by the Fund.
PURCHASES OF SHARES
The Fund will accept initial and additional purchases of Shares on a monthly basis, although the Fund may determine to conduct more frequent closings. The Fund does not issue Shares purchased (and an investor does not become a shareholder with respect to such Shares) until the applicable closing. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.
Any amounts received in advance of a closing are held in escrow prior to their investment in the Fund, in accordance with Rule 15c2-4 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Fund reserves the right to reject any purchase of Shares in whole or in part. Unless otherwise required by applicable law, any amounts received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor without interest within ten business days from the date the subscription is rejected.
To purchase Shares in this offering, an investor must complete a subscription agreement for a specific dollar amount and pay such amount at the time of subscription. Investors should make their checks payable to “Stira Alcentra Global Credit Fund.” Subscriptions will be effective only upon the Fund’s acceptance and the Fund reserves the right to reject any subscription in whole or in part. Subscriptions generally will be accepted or rejected within 15 days of receipt by the Fund, and each investor generally will be admitted not later than the first closing after the investor’s subscription was accepted by the Fund. Pending acceptance of an investor’s subscription, proceeds will be deposited into an account for their benefit.
The minimum initial investment is $5,000 for each class of Shares; however, for qualified accounts the minimum investment is $2,500. In order to satisfy this minimum purchase requirement, unless otherwise prohibited by state law, a husband and wife may jointly contribute funds from their separate individual retirement accounts

(“IRAs”), provided that each such contribution is made in increments of $100. Investors should note that an investment in Shares will not, in and of itself, create a retirement plan and that, in order to create a retirement plan, investors must comply with all applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”). If investors have satisfied the applicable minimum purchase requirement, any additional purchase must be in increments of at least $100, except for purchases made pursuant to the DRP, which are not subject to any minimum investment requirements. See “Distributions — Distribution Reinvestment Plan.”
If an investment is made through an IRA, Keogh plan or 401(k) plan, an approved trustee must process and forward the subscription to the Fund. In such case, the Fund will send the confirmation and notice of its acceptance to the trustee.
INVESTOR SUITABILITY
An investment in the Fund involves a considerable amount of risk. A shareholder may lose money as a result of an investment in Shares of the Fund. Shares offered by this prospectus represent a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. See “Investor Suitability.”
ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES
Investors subject to The Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, IRAs, 401(k) plans and Keogh plans, may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, neither the Fund nor the Adviser will be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes a shareholder, solely as a result of the ERISA plan’s investment in the Fund. See “ERISA Considerations.”
UNLISTED CLOSED-END STRUCTURE
The Fund is organized as a closed-end management investment company. Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment.
The Fund believes that an unlisted closed-end structure is most appropriate for the long-term nature of the Fund’s strategy. This structure allows the Fund to operate with a long-term view, similar to that of other types of private investment funds — instead of managing to quarterly market expectations — and to pursue its investment objective without subjecting its investors to the daily share price volatility associated with the public markets because the

Shares will not be listed on a national securities exchange. To provide shareholders with limited liquidity, the Fund intends to conduct quarterly repurchase offers pursuant to its share repurchase program. This will be the only method of liquidity that the Fund offers prior to a Liquidity Event (as defined below). See “Share Repurchase Program.” Also, if shareholders invest through a fee-based program, also known as a wrap account, of an investment dealer, their liquidity may be further restricted by the terms and conditions of such program, which may limit their ability to request the repurchase of their shares that are held in such account. See “Share Repurchase Program.” Therefore, shareholders may not be able to sell their shares promptly or at a desired price.
VALUATIONS
The Board is solely responsible for the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s valuation policy to the Adviser and the Sub-Adviser and has authorized the Adviser to engage and utilize independent third-party pricing services and independent third-party valuation services to provide valuation assistance to the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets. Valuations of Fund investments are disclosed in reports publicly filed with the SEC. See “Determination of Net Asset Value.”
LIQUIDITY STRATEGY
The Fund intends to seek to complete a Liquidity Event for shareholders within two years following the termination of this offering or any follow-on offering. A Liquidity Event could include (i) a listing of Shares on a national securities exchange, (ii) the sale of all or substantially all of the Fund’s assets either on a complete portfolio basis or individually followed by a liquidation or (iii) a merger or another transaction approved by the Board in which the Fund likely will receive cash or shares of a publicly-traded company followed by a distribution of such cash or shares to shareholders (collectively, “Liquidity Events”). However, the Fund is not required to complete a Liquidity Event and may choose not to do so for an indefinite period. Prior to the completion of a Liquidity Event, the Fund’s share repurchase program may provide a limited opportunity for shareholders to have their Shares repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price paid for the Shares being repurchased. See “Share Repurchase Program.”
DISTRIBUTION REINVESTMENT PLAN
The Fund has adopted an “opt in” DRP pursuant to which shareholders may elect to have the full amount of their cash distributions reinvested in additional Shares. The Fund intends to issue Shares pursuant to the DRP at the closing conducted on the day of or immediately following each distribution payment date at a price equal to the NAV per Share that is used to determine the public offering price of the Shares on the date of such closing. See “Distributions.”
PERIODIC LIQUIDITY THROUGH SHARE REPURCHASE PROGRAM
The Fund does not currently intend to list the Shares on any securities exchange and does not expect any secondary market for them to develop in the foreseeable future. Therefore, shareholders should expect that they will be unable to sell their Shares for an indefinite time or at a desired price. See “Share Repurchase Program.”
To provide shareholders with limited liquidity, the Fund intends to conduct quarterly repurchases of Shares beginning the calendar quarter ending December 31, 2018. Any offer to repurchase Shares will be conducted solely through written tender offer materials mailed to each shareholder and no offer to repurchase Shares is being made through this prospectus.
The Fund currently intends to limit the number of Shares to be repurchased on each date of repurchase to the number of Shares the Fund can repurchase with the proceeds it receives from the issuance of Shares under the DRP. The Fund will offer to repurchase Shares at a price equal to the NAV per Share in effect on each date of repurchase. The Fund will limit the number of Shares to be repurchased in any calendar year to 10% of the weighted average number of Shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of Shares that the Fund offers to repurchase may be less in light of the limitations noted above. Shareholders that tender their Shares within one year of purchase may be subject to an early withdrawal charge of 2.0%. See “Share Repurchase Program” for additional information regarding the amounts that would be payable based on the period of time that a shareholder holds their Shares and early withdrawal charges.
If the amount of repurchase requests exceeds the number of Shares the Fund seeks to repurchase, the Fund will repurchase Shares on a pro rata basis. If the Fund does not repurchase the full amount of Shares that a shareholder requests to be repurchased, or the Fund determines not to make repurchases of Shares, a shareholder may not be able to dispose of their Shares. Any periodic repurchase offers will be subject in part to the Fund’s available cash and compliance with the regulated investment company (“RIC”) qualification and diversification rules promulgated under the Code.
While the Fund intends to conduct quarterly repurchase offers as described above, the Fund is not required to do so and may amend, suspend or terminate the share repurchase program at any time. Investors have no right to require the Fund to redeem their Shares. See “Types of Investments and Related Risks — Risks Related to the Business and Structure of the Fund — Closed-end Fund; Liquidity Risks.”
SUMMARY OF TAXATION
The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. Accordingly, the Fund generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are currently distributed to shareholders. To qualify and maintain its qualification as a RIC for U.S. federal income tax purposes, the Fund must meet certain specified source-of-income and asset diversification requirements and distribute at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses each tax year to shareholders. See “Distributions” and “Tax Aspects.”
FISCAL YEAR
For accounting purposes, the Fund’s fiscal year is the 12-month period ending on December 31.
REPORTS TO SHAREHOLDERS
As soon as practicable after the end of each calendar year, the Fund will furnish to shareholders a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to shareholders for tax purposes. In addition, the Fund will prepare and transmit to shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.
CONFLICTS OF INTEREST
The Adviser, the Sub-Adviser and certain of their affiliates may experience conflicts of interest in connection with the management of the Fund, including, but not limited to:
• the allocation of the Adviser’s and the Sub-Adviser’s time and resources between the Fund and other investment activities;
• compensation payable by the Fund to the Adviser and its affiliates;
• competition with certain affiliates of the Sub-Adviser for investment opportunities;
• the due diligence review of the Fund by the Dealer Manager, which is an affiliate of the Adviser;
• investments at different levels of an entity’s capital structure by the Fund and other clients of the Sub-Adviser, subject to the limitations of the 1940 Act;
• differing recommendations given by the Sub-Adviser to the Fund compared to recommendations to other clients;
• restrictions on the Adviser’s or the Sub-Adviser’s existing business relationships or use of material non-public information with respect to potential investments by the Fund;
• the formation of additional investment funds or entrance into other investment advisory relationships by the Adviser, the Sub-Adviser or their affiliates; and

•

limitations on purchasing or selling securities to other clients of the Adviser, the Sub-Adviser or their respective affiliates and on entering into “joint” transactions with certain of the Fund’s affiliates. See “Conflicts of Interest.”

RISK FACTORS
Investing in the Fund involves risks, including the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment. Below is a summary of some of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Types of Investments and Related Risks.” Shareholders should consider carefully the following principal risks before investing in the Fund:
• An investment in Shares is not suitable for investors if they need access to the money they invest. See “Liquidity Strategy” and “Investor Suitability.”
• Shareholders should consider that they may not have access to the money they invest for an indefinite period of time. See “Liquidity Strategy.”
• Unlike an investor in most closed-end funds, shareholders should not expect to be able to sell their Shares regardless of how the Fund performs.
• If shareholders are able to sell their Shares, they likely will receive less than their purchase price and the then current NAV per Share.

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Unlike traded closed-end funds, the Shares are not listed on any securities exchange and the Fund will not seek to complete a Liquidity Event for at least two years following the termination of this offering or any follow-on offering.

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Shareholders will not have the opportunity to evaluate future Fund investments prior to purchasing Shares. As a result, the offering may be considered a “blind pool” offering. A “blind pool” offering is an offering in which a substantial portion of the proceeds from the offering are not allocated to specific investments.

• Although the Fund has implemented a share repurchase program, it may be discontinued at any time and only a limited number of Shares are eligible for repurchase. See “Share Repurchase Program.”

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The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses, as well as the sales load.

• The amount of distributions paid, if any, is uncertain.

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Even if the Fund does eventually list the Shares, shares of closed-end funds frequently trade at a discount to net asset value and this creates a risk of loss for investors who purchase Shares at the offering price. This risk is separate and distinct from the risk that the Fund’s NAV per Share will decrease.

• The Fund’s investments in various types of debt securities and instruments may be secured, unsecured, rated or unrated, are subject to non-payment risk and may be speculative in nature.
• Increases in interest rates may cause the Fund’s investments in fixed rate debt securities to decline in price.
• Investments in debt securities with longer terms to maturity are subject to greater volatility than investments in shorter-term obligations.

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Investments in subordinated debt have lower priority in right of payment to any higher ranking obligations of the borrower, and the cash flows and assets of the borrower may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower.

•

Below investment grade instruments (commonly referred to as “high-yield” securities or “junk bonds”) are speculative and may be particularly susceptible to economic downturns, which could cause losses.

• The valuation of securities or instruments that lack a central trading place (such as fixed-income securities or instruments) may carry greater risk than those which trade on an exchange.
• The value of equity securities may fluctuate in response to factors affecting the particular company in which the Fund invests, as well as broader market and economic conditions.
• The Fund’s investments in derivatives have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund.
• Investments in certain non-U.S. securities may involve factors not typically associated with investing in the United States or other developed countries.

•

Changes in foreign currency exchange rates may adversely affect the U.S. dollar value of and returns on foreign denominated investments. The Sub-Adviser may seek to hedge all or a portion of the Fund’s foreign currency risk.

•

Sovereign debt defaults and European Union and/or Eurozone exits could have material adverse effects on investments in European companies, while austerity and other measures introduced to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund.

•

The vote by residents of the United Kingdom to exit the European Union is widely expected to have consequences that are both profound and uncertain for the economic and political future of the United Kingdom and the European Union, and those consequences may include significant legal and business uncertainties pertaining to the Fund’s investments.

• Since the Fund has no employees, it depends on the investment expertise, skill and network of business contacts of the Adviser and the Sub-Adviser.
• The Adviser, the Sub-Adviser and certain of their affiliates may experience conflicts of interest in connection with the management of the Fund. See “Conflicts of Interest.”
• The Fund is a newly organized, non-diversified, closed-end management investment company with limited operating history, including no history operating as a RIC.
• The Adviser is a new entity and has no prior experience managing a closed-end fund or a RIC.
• Shares are not traded on any securities exchange or other market, and although the Fund expects to repurchase Shares on a quarterly basis, no assurances can be given that the Fund will do so.
• During a given repurchase offer, it is possible that general economic and market conditions could cause a decline in the NAV per Share prior to the repurchase date.

•

The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year, which may result in the Fund’s realization of net short-term capital gains which, when distributed to shareholders will be taxable as ordinary income.

•

As a “non-diversified” fund under the 1940 Act, the Fund may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

•

The Fund’s use of borrowed funds to make investments exposes it to the typical risks associated with leverage. Any decrease in the Fund’s income would cause its net income to decline more sharply than it would have had it not borrowed which could negatively affect the Fund’s ability to make distributions to shareholders.

•

To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.

•

The Fund’s activities may be limited as a result of potentially being deemed to be controlled by a bank holding company. Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

SUMMARY OF FEES AND EXPENSES

The following table illustrates the aggregate fees and expenses that the Fund expects to incur and that shareholders can expect to bear directly or indirectly.

	Class A	Class T	Class D	Class I	Class C
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales load(1)	8.00%	5.00%	2.00%	None	None
Maximum early withdrawal charge(2)	2.00%	2.00%	2.00%	2.00%	2.00%
Offering costs(3)	1.00%	1.00%	1.00%	1.00%	1.00%
ANNUAL EXPENSES
(as a percentage of average net assets attributable to Shares)(4)
Base Management Fee(5)	2.67%	2.67%	2.67%	2.67%	2.67%
Incentive fee(6)	None	None	None	None	None
Interest payments on borrowed funds(7)	1.35%	1.35%	1.35%	1.35%	1.35%
Distribution and servicing fee(8)	None	1.00%	None	0.50%	1.00%
Other expenses(9)	1.89%	1.89%	1.89%	1.89%	1.89%
Total annual Fund expenses	5.91%	6.91%	5.91%	6.41%	6.91%

(1)	As a percentage of the Fund’s public offering price per Share. “Sales load” includes upfront selling commissions and dealer manager fees of the Fund’s public offering price per Share. An investor will pay (i) selling commissions of up to 6.0% and dealer manager fees of up to 2.0% for the purchase of Class A Shares, (ii) selling commissions of up to 3.0%, dealer manager fees of up to 2.0% and annual distribution and servicing fees of 1.0% for a maximum of three years for the purchase of the Class T Shares, (iii) dealer manager fees of up to 2.0%, but no selling commissions or annual distribution and servicing fees, for the purchase of the Class D Shares, (iv) annual distribution and servicing fees of 0.5% for a maximum of sixteen years, but no selling commissions or dealer manager fees, for the purchase of Class I Shares and (v) annual distribution and servicing fees of 1.0% for a maximum of eight years, but no selling commissions or dealer manager fees, for the purchase of Class C Shares. The Dealer Manager may elect to waive the 2.0% dealer manager fee for the purchase of Class D Shares. In no event will the aggregate underwriting compensation from all sources (determined in accordance with applicable rules of FINRA), including selling commissions, dealer manager fees, distribution and servicing fees, due diligence expenses included in connection with the marketing of this offering and any other underwriting compensation with respect to the Shares, exceed 8.0% of the gross offering proceeds received in this offering. No selling commissions or dealer manager fees will be paid in connection with sales under the DRP.
(2)	Class T, Class D, Class I and Class C Shares will be subject to an early withdrawal charge of 2.0% of the shareholder’s repurchase proceeds in the event that a shareholder tenders his or her Shares for repurchase by the Fund at any time prior to the one-year anniversary of the purchase of such Shares. Class A Shares purchased at a reduced commission and/or reduced dealer manager fees will also be subject to an early withdrawal charge of 2.0% of the shareholder’s repurchase proceeds in the event that a shareholder tenders his or her Shares for repurchase by the Fund at any time prior to the one-year anniversary of the purchase of such Shares. Shareholders who pay the full selling commissions and dealer manager fees in connection with the purchase of Class A Shares will not be subject to an early withdrawal charge. See “Plan of Distribution” for additional information.
(3)	Offering costs consist of costs incurred by the Adviser and its affiliates on the Fund’s behalf for legal, accounting, printing and other offering costs, including costs associated with technology integration between the Fund’s systems and those of Participating Broker-Dealers, marketing expenses, salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others while engaged in registering and marketing the Shares, which includes development of marketing materials and marketing presentations and training and educational meetings and generally coordinating the marketing process for the Fund. Any reimbursements of such expenses will not exceed actual expenses incurred by the Adviser. The Adviser is responsible for the payment of the Fund’s cumulative organization and offering costs to the extent they exceed 1.0% of the aggregate proceeds raised in this offering, after payment of upfront selling commissions and dealer manager fees, without recourse against or reimbursement by the Fund.

(4)	Assumes that the Fund sells $100.0 million worth of Class A Shares during the twelve-month period following the commencement of this offering, resulting in proceeds (net of offering costs) of approximately $91.0 million, resulting in average net assets of approximately $45.5 million. Actual expenses will depend on the number of Shares the Fund sells in this offering, the portion of the Shares sold that are Class A, Class T, Class D, Class I and Class C Shares and the amount of leverage the Fund employs. For example, if the Fund were to raise proceeds significantly less than this amount during the twelve-month period following the commencement of this offering, the Fund’s expenses as a percentage of its average net assets would be significantly higher. If the Fund sells significant amounts of Class T, Class D Class I or Class C Shares, expenses as a percentage of the Fund’s assets would be less. There can be no assurance that the Fund will sell $100.0 million worth of Shares during the twelve-month period following the commencement of this offering.
(5)	The Base Management Fee is calculated and payable quarterly in arrears at the annual rate of (i) 2.00% of the Fund’s first $500,000,000 in gross assets, including assets purchased with borrowed funds or other forms of leverage (but excluding any cash and cash equivalents); (ii) 1.75% of the Fund’s gross assets that exceed $500,000,000 but are less than or equal to $1,000,000,000, including assets purchased with borrowed funds or other forms of leverage (but excluding any cash and cash equivalents); and (iii) 1.50% of the Fund’s gross assets that exceed $1,000,000,001, including assets purchased with borrowed funds or other forms of leverage (but excluding any cash and cash equivalents). For purposes of this table, the Fund has assumed a 2.00% Base Management Fee as a result of the Fund’s estimated average net assets for the twelve-month period following the commencement of this offering. The Base Management Fee shown in the table above is higher than the contractual rate because the Base Management Fee in the table is required to be calculated as a percentage of average net assets, rather than gross assets. Because the Base Management Fee is based on the Fund’s average daily gross assets, the Fund’s use of leverage will increase the Base Management Fee paid to the Adviser.
(6)	The Fund anticipates that it may have interest income that could result in the payment of an Incentive Fee to the Adviser during certain periods. However, the Incentive Fee is based on the Fund’s performance and will not be paid unless the Fund achieves certain performance targets. The Fund expects the Incentive Fee to increase to the extent the Fund earns greater interest income through its investments in portfolio companies. The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.75% per quarter (or an annualized hurdle rate of 7.00%) and a partial “catch-up” provision measured as of the end of each calendar quarter. See “Management and Incentive Fees” for a full explanation of how the Incentive Fee is calculated. Since the Fund recently commenced operations in August 2017, the amount in the table assumes that no Incentive Fee will be earned during the twelve-month period following the commencement of this offering. The actual Incentive Fee as a percentage of the Fund’s average net assets for the twelve-month period following the commencement of this offering may be higher than this amount.
(7)	The Fund may borrow funds to make investments, including before it has fully invested the initial proceeds of this offering. The costs associated with any such outstanding borrowings, as well as issuing and servicing debt securities or issuing preferred stock, would be indirectly borne by its investors. The table assumes: (i) the Fund borrows approximately 33 1/3 percent of its average net assets during the 12 months following the commencement of this offering and (ii) the interest rate on such borrowings is 4.05% per annum. The borrowing costs as a percentage of average net assets set forth in the table above is 1.35% (or 33 1/3% of 4.05%). The Fund’s ability to incur leverage during the twelve-month period following the commencement of this offering depends, in large part, on the amount of money the Fund is able to raise through the sale of shares registered in this offering and capital markets conditions. There is no assurance that the Fund will be able to obtain leverage. The Fund does not plan to issue preferred stock during the twelve-month period following the commencement of this offering.
(8)	Class T, Class I and Class C Shares are subject to an annual distribution and servicing fee equal to 1.0%, 0.5% and 1.0%, respectively, of the then-current NAV of such Shares. The annual distribution and servicing fee on Class T Shares will be payable for up to three years from the date of purchase. The annual distribution and servicing fee on Class I Shares will be payable for up to sixteen years from the date of purchase. The annual distribution and servicing fee on Class C Shares will be payable for up to eight years from the date of purchase. For Class I and Class C Shares, to the extent that the aggregate amount of distribution and servicing fees paid is less than 8.0% of the NAV at the time of purchase, distribution and servicing fees will continue to be paid until such fees equal 8.0% of the NAV at the time of purchase. For Class T Shares, to the extent that the aggregate amount of distribution and servicing fees paid is less than 3.0% of the NAV as of the date of purchase, distribution and servicing fees will continue to be paid until such fees equal 8.0% of the NAV as of the date of purchase. In no event will any holder of Class I, Class C or Class T Shares pay more than 8.0%, 8.0% or 3.0%, respectively of the NAV as of the date of purchase.
The distribution and servicing fee is intended to compensate the Dealer Manager and Participating Broker-Dealers for services rendered in connection with the ongoing marketing, sale and distribution of the Shares. In addition, the annual distribution and servicing fee will compensate participating broker dealers and/or financial advisors for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Transfer Agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. The distribution and servicing fee will accrue daily, beginning on the first day of the first full calendar month following the purchase of Shares and will be paid on a monthly basis. The distribution and servicing fee will terminate for all shareholders on the earliest to occur of the following: (i) a Liquidity Event; (ii) the Dealer Manager advising the Fund that the aggregate underwriting compensation from all sources (determined in accordance with applicable FINRA rules), including upfront selling commissions, dealer manager fees, distribution and servicing fees, due diligence expenses incurred in connection with the marketing of this offering and any other underwriting compensation with respect to the Shares, would be in excess of 8.0% of the gross offering proceeds received in this offering; (iii) when the total upfront sales load and distribution and servicing fees attributable to any Share equals 8.0% of the gross offering proceeds from the sale of such Share (the “sales charge cap”); and (iv) the date on which Shares are repurchased by the Fund. The sales charge cap for any Share will be reduced by the amount of any portion of the upfront sales load that is waived for such Share. See “Plan of Distribution — Annual Distribution and Servicing Fee.”
(9)	Other expenses include accounting, legal and auditing fees of the Fund, as well as the reimbursement of the compensation of administrative personnel and fees payable to the Trustees who do not also serve in an executive officer capacity for the Fund, the Adviser or the Sub-Adviser. The amount presented in the table estimates the amounts the Fund expects to pay during the twelve-month period following the commencement of this offering assuming the Fund raises $100.0 million of gross proceeds during such time.

Example:

The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in Shares. In calculating the following expense amounts, the Fund has assumed a capital raise of $100 million of gross proceeds, that its direct and indirect annual operating expenses would remain at the percentage levels set forth in the table above and that shareholders would pay an upfront sales load of 8.0% with respect to Class A Shares, 5.0% with respect to Class T Shares, 2.0% with respect to Class D Shares and 0% with respect to Class I and Class C Shares sold by the Fund in this offering. In addition, the following example assumes that Class A shareholders will pay no distribution and servicing fees, Class T shareholders will pay annual distribution and servicing fees of 1.0% for the first three years, Class I shareholders will pay annual distribution and servicing fees of 0.5% for the first sixteen years, which includes the full ten-year period in the table below, and Class C shareholders will pay annual distribution and servicing fees of 1.0% for the first eight years. See “Plan of Distribution —  Compensation of the Dealer Manager and Participating Broker-Dealers.”

An investor would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:

	1 Year	3 Years	5 Years	10 Years
Class A	$144	$251	$358	$616
Class T	$123	$249	$356	$614
Class D	$84	$191	$299	$556
Class I	$68	$185	$302	$582
Class C	$73	$199	$324	$609

The example and the expenses in the tables above should not be considered a representation of the Fund’s future expenses, and actual expenses may be greater or less than those shown. While the example assumes a 5.0% annual return, as required by the SEC, the Fund’s performance will vary and may result in a return greater or less than 5.0%. In addition, the example assumes reinvestment of all distributions pursuant to the DRP. For a more complete description of the various fees and expenses borne directly and indirectly by the Fund, see “Fund Expenses,” “Management and Incentive Fees” and “Purchases of Shares.”

THE FUND

The Fund is a newly organized non-diversified, closed-end management investment company that is registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on October 24, 2016 and commenced operations on August 8, 2017 when it received subscriptions aggregating at least $3,000,000 (the “Minimum Offering Requirement”) and subscriptions proceeds were released to the Fund. As of January 5, 2018, the Fund has received and accepted investors’ subscriptions for and issued 94,372 Class A Shares, 899,982 Class T shares, zero Class D Shares and 29,983 Class I Shares resulting in gross proceeds of approximately $9.5 million, excluding shares issued pursuant to the DRP. The principal office of the Fund is located at 18100 Von Karman Ave, Suite 500, Irvine, CA 92612 and its telephone number is (877) 567-7264.

The Fund’s investment objective is to provide current income, and capital preservation with the potential for capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

The Fund intends to pursue its investment objective by providing customized financing solutions to Middle-Market Companies in the form of floating and fixed rate senior secured loans, second lien loans and subordinated debt, which, under normal circumstances, will collectively represent at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes). The Fund intends to leverage its relationship with the Sub-Adviser and its global sourcing and origination platform to directly source investment opportunities. Directly originated loans are loans negotiated and made directly, without an intermediary, between a portfolio company and a lender or a small group of lenders. Such investments will be originated or structured by the Sub-Adviser and for entities managed by the Sub-Adviser or its affiliates. These investments may include both debt and equity components, although the Fund does not intend to generally make equity investments independent of having an existing credit relationship. The Fund believes directly originated investments may offer higher returns and more favorable protections than broadly syndicated transactions. The Fund may, to a lesser extent, also invest selectively in broadly syndicated loans and CDOs, which include CBOs and CLOs. The Fund’s investments are expected to typically range in size from $5 million to $40 million, with the aim of building a portfolio of over 100 positions, although the average investment size will likely be smaller in the Fund’s early stages of operations and will likely be higher if the Fund raises significant capital in this offering.

Under normal market conditions, the Fund intends to invest approximately 40% of its total assets in non-U.S. securities, as measured throughout the life of the Fund. With respect to its investments in non-U.S. securities, the Fund intends to invest primarily in those countries where there are well-established laws protecting creditors’ rights, such as countries in North America and Western Europe, although in select situations the Fund may invest in securities of issuers domiciled elsewhere. The Fund considers non-U.S. securities to be investments in issuers domiciled in and tied economically to one or more non-U.S. countries. An issuer is tied economically to a foreign country if it derives 50% or more of its total revenue or profit from goods produced, sales made or services provided in a foreign country or maintains 50% or more of its assets in a foreign country. The geographic areas of focus are subject to change from time to time and may be changed without notice to shareholders.

The Fund’s investment adviser is Stira Investment Adviser, LLC. The Adviser oversees the management of the Fund’s activities. See “The Adviser.” The Adviser has engaged Alcentra NY, LLC to act as the Fund’s investment sub-adviser. The Sub-Adviser will make investment decisions for the Fund, subject to oversight by the Adviser, and execute on its trading strategies. See “The Sub-Adviser.” Responsibility for monitoring and overseeing the Fund’s management and operation is vested in the individuals who serve on the Board. See “Management of the Fund.”

The chart below shows the relationship among the Fund, the Adviser, the Sub-Adviser and various affiliates.

The Bank of New York Mellon Corp.
"BNY Mellon"
100%
BNY Alcentra Group Holdings, Inc.
"Alcentra Group"
100%
Alcentra NY, LLC
Fund Sub-Adviser
Steadfast REIT Holdings, LLC
100%
Stira Capital Markets Group, LLC
Dealer Manager
Steadfast Investment Holdings, LLC
100%
Stira Investment Adviser, LLC
Fund Advisor
Sub-Advisory Agreement
Dealer Manager Agreement
Advisory Agreement
STIRA ALCENTRA GLOBAL CREDIT FUND
A Delaware Statutory Trust
General Public
(Common shareholders)

As of January 12, 2018, the Fund had invested approximately $9.5 million in 54 portfolio companies. The weighted average yield of the investment portfolio based upon original cost, as of January 12, 2018, was 6.54% with an average duration of 1.7 years. The following table provides information regarding the Fund’s investment portfolio as of January 12, 2018:

	Issuer	Security Type	Interest Rate (%)	Maturity	Industry	Principal Amount
1	AgroFresh, Inc.	2nd Lien Secured Loan	L + 475	7/31/2021	Chemicals	$249,361
2	Albertson's, LLC	2nd Lien Secured Loan	L + 300	12/21/2022	Retail	249,373
3	Almonde, Inc.	1st Lien Guaranteed Sr. Secured Loan	L + 725	6/13/2025	Technology	250,000
4	Asurion LLC	1st Lien Guaranteed Sr. Secured Loan	L + 600	8/4/2025	Telecommunications	250,000
5	Bright Bidco B.V.	1st Lien Guaranteed Sr. Secured Loan	L + 450	6/30/2024	Automotive	249,373
6	Capital Automotive L.P.	2nd Lien Secured Loan	L + 600	3/24/2025	Finance	300,000
7	Constellis Holdings, LLC	1st Lien Sr. Secured Loan	L + 500	4/21/2024	Services	250,000
8	FPC Holdings, Inc.	2nd Lien Secured Loan	L + 800	5/27/2020	Automotive	248,672
9	Granite Acquisition, Inc.	2nd Lien Guaranteed Secured Loan	L + 725	12/19/2022	Services	161,824
10	Harland Clarke	2nd Lien Guaranteed Secured Loan	L + 475	12/31/2021	Entertainment	250,000
11	Innovative Xcessories & Services, LLC	2nd Lien Secured Loan	L + 475	11/29/2022	Automotive	250,000
12	Mitchell International, Inc.	1st Lien Guaranteed Sr. Secured Loan	L + 325	11/20/2024	Technology	50,000
13	Mitchell International, Inc.	1st Lien Sr. Secured Loan	L + 725	11/20/2025	Technology	200,000
14	Murray Energy Corp.	1st Lien Sr. Secured Loan	L + 725	4/17/2020	Metals & Mining	48,670
15	Pharmerica Corp.	1st Lien Guaranteed Sr. Secured Loan	L + 350	12/6/2024	Healthcare	200,000

	Issuer	Security Type	Interest Rate (%)	Maturity	Industry	Principal Amount
16	Primeline Utility Services, LLC	2nd Lien Secured Loan	L + 550	11/12/2022	Services	249,359
17	Red Ventures, LLC	2nd Lien Guaranteed Secured Loan	L + 400	11/8/2024	Services	249,375
18	Sedgwick Claims Management Services, Inc.	1st Lien Sr. Secured Loan	L + 575	2/28/2022	Finance	385,000
19	Serta Simmons Bedding, LLC	1st Lien Guaranteed Sr. Secured Loan	L + 800	11/8/2024	Consumer Products	250,000
20	Staples, Inc.	1st Lien Sr. Secured Loan	L + 400	9/12/2024	Retail	250,000
21	West Corp.	1st Lien Guaranteed Sr. Secured Loan	L + 400	10/10/2024	Services	250,000
22	William Morris Endeavor Entertainment, LLC	2nd Lien Guaranteed Secured Loan	L + 725	5/6/2022	Entertainment	250,000
23	Altice Finco S.A.	Sr. Unsecured Bond	7.625	2/15/2025	Cable	225,000
24	ARD Finance S.A.	Sr. Unsecured Bond	7.125	9/15/2023	Paper/Packaging	200,000
25	AssuredPartners, Inc.	1st Lien Bond	7.000	8/15/2025	Finance	100,000
26	Bombardier, Inc.	Sr. Unsecured Bond	7.500	3/15/2025	Aerospace/Defense	100,000
27	Brand Energy & Infrastructure Services, Inc.	Sr. Subordinated Bond	8.500	7/15/2025	Services	150,000
28	BWAY Holding Co.	Sr. Unsecured Bond	7.250	4/15/2025	Paper/Packaging	175,000
29	Calpine Corp.	Sr. Unsecured Bond	5.750	1/15/2025	Utility	145,000
30	Cincinnati Bell, Inc.	Sr. Unsecured Bond	7.000	7/15/2024	Telecommunications	150,000
31	Consolidated Energy Finance S.A.	Sr. Unsecured Bond	6.875	6/15/2025	Chemicals	100,000
32	Covanta Holding Corp.	Sr. Unsecured Bond	5.875	7/1/2025	Services	125,000
33	CVR Partners L.P./CVR Nitrogen Finance Corp.	Sr. Unsecured Bond	9.250	6/15/2023	Chemicals	100,000
34	Digicel Ltd.	Sr. Unsecured Bond	6.750	3/1/2023	Telecommunications	200,000
35	Enviva Partners L.P./Enviva Partners Finance Corp.	Sr. Unsecured Bond	8.500	11/1/2021	Paper/Packaging	100,000
36	First Quantum Minerals Ltd.	Sr. Unsecured Bond	7.250	4/1/2023	Metals & Mining	200,000
37	Genesis Energy, LP	Sr. Unsecured Bond	6.500	10/1/2025	Energy	165,000
38	Genesys Telecommunications Laboratories Inc./ Greeneden Lux 3 Sarl/ Greeneden US Ho	Sr. Unsecured Bond	10.000	11/30/2024	Technology	125,000
39	Hillman Group, Inc.	Sr. Unsecured Bond	6.375	7/15/2022	Homebuilders/Materials	100,000
40	Kronos Acquisition Holdings, Inc.	Sr. Unsecured Bond	9.000	8/15/2023	Consumer Products	100,000
41	NRG Energy, Inc.	Sr. Unsecured Bond	7.250	5/15/2026	Utility	125,000
42	Oasis Petroleum, Inc.	Sr. Unsecured Bond	6.875	3/15/2022	Energy	100,000
43	Platform Specialty Products Corp.	Sr. Subordinated Bond	5.875	12/1/2025	Chemicals	150,000
44	Polaris Intermediate Corp.	Sr. Unsecured Bond	8.500	12/1/2022	Healthcare	150,000
45	Rackspace Hosting, Inc.	Sr. Unsecured Bond	8.625	11/15/2024	Technology	150,000
46	Radiate Holdco LLC/Radiate Finance, Inc.	Sr. Unsecured Bond	6.625	2/15/2025	Cable	150,000
47	Sanchez Energy Corp.	Sr. Unsecured Bond	6.125	1/15/2023	Energy	130,000
48	Scientific Games International, Inc.	Sr. Unsecured Bond	6.625	5/15/2021	Gaming	100,000
49	SemGroup Corp.	Sr. Unsecured Bond	6.375	3/15/2025	Energy	100,000
50	Sprint Corp.	Sr. Unsecured Bond	7.250	9/15/2021	Telecommunications	125,000

	Issuer	Security Type	Interest Rate (%)	Maturity	Industry	Principal Amount
51	Tenet Healthcare Corp.	Sr. Unsecured Bond	6.750	6/15/2023	Healthcare	100,000
52	Unit Corp.	2nd Lien Bond	6.625	5/15/2021	Energy	145,000
53	Valeant Pharmaceuticals International, Inc.	Sr. Unsecured Bond	5.875	5/15/2023	Healthcare	175,000
54	Whiting Petroleum Corp.	Sr. Unsecured Bond	5.750	3/15/2021	Energy	140,000
						$9,491,007

THE ADVISER

Stira Investment Adviser, LLC, an investment adviser registered with the SEC under the Advisers Act, serves as the Fund’s investment adviser. The Adviser oversees the management of the Fund’s activities. The Adviser is an affiliate of the Steadfast Companies, a group of integrated real estate investment, management and development companies. Steadfast Companies, with its corporate office located in Irvine, California, owns and/or manages over $5.0 billion in real estate assets and employs a staff of over 2,000 in the United States and Mexico as of September 30, 2017.

The foundation of Steadfast Companies is based on its five core values: Proceed with Integrity; Value People; Embrace Opportunity; Pursue Excellence; and Do Good as We Do Well. Adherence to these core values has resulted in the growth of a multi-faceted investment management organization that is able to utilize its extensive experience, long-standing industry relationships and strong capabilities to quickly evaluate and pursue opportunities that provide favorable results for all interested parties.

Since its founding in 1994, Steadfast Companies has, directly or indirectly, sponsored 46 privately or publicly offered prior real estate-related investment programs. In 2009, Steadfast Companies founded Stira Capital Markets Group, LLC to offer real estate investment offerings through the retail broker-dealer and institutional channels. Stira Capital Markets Group, LLC is composed of approximately 50 experienced financial services professionals who are committed to partnering with financial institutions and professionals to provide a best-in-class sales and service platform for investment programs in real estate. Through September 30, 2017, Stira Capital Markets Group, LLC has distributed three public, non-listed REITs: SIR, STAR and STAR III, as well as a private placement debentures offering in the field of real estate that have raised approximately $1.5 billion from over 40,000 investors.

Christopher Hilbert, the Fund’s Chief Executive Officer, has led the Adviser since its inception, and Phillip D. Meserve has served as President of the Adviser since November 2017. See “Management of the Fund — Board of Trustees and Executive Officers — Interested Trustees” for Mr. Hilbert’s biography. The following provides biographical information on Phillip D. Meserve.

Phillip D. Meserve, 66, joined the Adviser as President in November 2017. Mr. Meserve also serves as president and chief executive officer of Stira Capital Markets Group, positions he has held since February 2011. Mr. Meserve has overall responsibility for the sales and marketing of Steadfast Companies’ alternative investment products and has supervisory responsibility for Stira Capital Markets Group. With more than 25 years of experience in the investment industry, Mr. Meserve has comprehensive experience in the sales and distribution of life and annuity products, mutual funds and private placements through institutional and financial intermediaries. Mr. Meserve was part of the team that successfully launched and developed the distribution organizations for both MetLife Investors and Fidelity Investments and subsequently oversaw the ascension of these companies to a top five position within their respective markets. From October 2005 to February 2011, Mr. Meserve served as a senior vice president of business development at AXA Distributors LLC where he had overall responsibility for the sales of variable annuities to more than 650 broker dealers. During his tenure with AXA, Mr. Meserve oversaw $25 billion in annual variable annuity sales, making AXA a top five ranked annuity company in the United States. Mr. Meserve is also a member of CCG. Mr. Meserve received a Bachelor of Science in Business from Kansas State College and attended the Financial Services College at the Wharton School of Business. He holds his FINRA 6, 7, 24, 26 and 63 licenses.

For further information regarding the Investment Advisory Agreement, see “Management and Incentive Fees” in this prospectus and “Management of the Fund — The Adviser” in the Statement of Additional Information.

THE SUB-ADVISER

The Adviser may enter into sub-advisory relationships with registered investment advisers that possess skills that the Adviser believes will aid it in achieving the Fund’s investment objective. The Adviser has engaged Alcentra NY, LLC, an investment adviser registered with the SEC under the Advisers Act, to act as the Fund’s investment sub-adviser. The Sub-Adviser will make investment decisions for the Fund, subject to the oversight by the Adviser, and execute on its trading strategies. The Sub-Adviser is a Delaware limited liability company with its principal office located at 200 Park Avenue, New York, NY 10166.

The Sub-Adviser is the U.S. subsidiary of Alcentra Group, an asset management platform focused on below-investment grade credit, with offices in London, New York and Boston and representatives in Singapore and Hong Kong. Alcentra Group was formed in 2002 through the merger of two asset management divisions acquired from Barclays Bank Plc in the United Kingdom and Imperial Credit Industries, Inc. in the United States. In January 2006, BNY Mellon purchased Alcentra Group. As a subsidiary of BNY Mellon, Alcentra Group manages approximately $34.7 billion in below-investment grade debt assets across more than 75 investment vehicles and funds. Alcentra Group collectively employed 126 professionals as of September 30, 2017. Alcentra Group is the specialist below-investment grade debt manager within BNY Mellon’s group of asset management divisions, which collectively manage $1.8 trillion.

BNY Mellon is one of the largest bank holding companies in the United States with a market capitalization of approximately $54.3 billion and is also one of the largest securities servicing organizations with $32.2 trillion of assets under custody and administration and boasts a global platform across 35 countries as of September 30, 2017. BNY Mellon is a substantial player in asset management with approximately $1.8 trillion of assets under management as of September 30, 2017.

The Fund intends to utilize its proprietary access to the BNY Mellon Wealth Management platform to source investment opportunities. The BNY Mellon Wealth Management platform is a substantial wealth management business that provides investment advisory and other services to high net worth individuals, families and family offices. BNY Mellon’s Wealth Management interacts regularly with privately owned businesses and the family owners thereof. BNY Mellon Wealth Management’s network spans 39 offices throughout the United States. The Wealth Management manages more than $200 billion on behalf of its clients — including a diverse array of privately and family-owned companies and entrepreneurs, some of whom may require financing solutions to grow or recapitalize their businesses.

For further information regarding the Investment Sub-Advisory Agreement, see “Management and Incentive Fees” in this prospectus and “Management of the Fund — The Sub-Adviser” in the Statement of Additional Information.

USE OF PROCEEDS

The net proceeds from this offering will be invested in accordance with the Fund’s investment objective and strategies as set forth in this prospectus and are expected to be invested within three to six months of receipt. The timing of the Fund’s investments depends on the amount and timing of proceeds available to the Fund as well as the availability of securities consistent with the Fund's investment objectives and strategies. A delay in the anticipated use of proceeds could lower returns and reduce the Fund's distributions to shareholders. Pending such use, the Fund may invest primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment. There can be no assurance that the Fund will be able to sell all the Shares it is offering.

The table below sets forth the Fund’s estimate of how it intends to use the gross proceeds from this offering. Information is provided assuming that the Fund sells the maximum offering amount, or $3,000,000,000 in Shares registered in this offering, and that 20% of Shares sold are Class A Shares, 45% of Shares sold are Class T Shares, 10% of Shares sold are Class D Shares, 20% of Shares sold are Class I Shares and 5% of Shares sold are Class C Shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of the Shares, the actual number of Shares the Fund sells and the number of Shares sold compared to the estimated allocation of Class T, Class D, Class I and Class C Shares. The table below assumes that all Shares are sold at the initial public offering prices set forth on the cover page for this prospectus.

Pursuant to the Expense Support Agreement, the Adviser has agreed to reimburse the Fund for expenses in an amount that is sufficient to: (i) ensure that no portion of the Fund’s distributions to shareholders will be paid from offering proceeds or borrowings and/or (ii) reduce the Fund’s operating expenses until it has achieved economies of scale sufficient to ensure that it bears a reasonable level of expense in relation to its investment income. Although the Adviser may terminate the Expense Support Agreement at any time, it has indicated that it expects to continue such reimbursements until it deems that the Fund has achieved economies of scale sufficient to ensure that it bears a reasonable level of expenses in relation to its income. In the event that the Expense Support Agreement is terminated, the Fund may pay distributions from offering proceeds or borrowings. In addition, the Fund has not established limits on the use of proceeds from this offering or the amount of funds it may use from available sources to make distributions to shareholders. See “Fund Expenses — Expense Support Agreement.”

The amounts in the table below assume that the full upfront sales load is paid on all Shares offered to the public, as applicable. All or a portion of the upfront selling commissions and dealer manager fees may be reduced or eliminated in connection with certain categories of sales. See “Plan of Distribution.” The reduction in these fees will be accompanied by a corresponding reduction in the per Share purchase price but will not affect the amounts available for investment in the Fund.

Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the gross proceeds from this offering.

The following table presents information regarding the estimated use of proceeds raised in this offering with respect to the Shares and assumes an allocation of 20% Class A Shares, 45% Class T Shares, 10% Class D Shares, 20% Class I Shares and 5% Class C Shares:

	A	T	D	I	C	Maximum Offering
						Amount	%
Gross Proceeds	$600,000,000	$1,350,000,000	$300,000,000	$600,000,000	$150,000,000	$3,000,000,000	100%
Less:
Selling commissions(1)	$36,000,000	$40,500,000	$—	$—	$—	$76,500,000	2.6%
Dealer Manager Fees(1)	$12,000,000	$27,000,000	$6,000,000	$—	$—	$45,000,000	1.5%
Net Proceeds after sales load(2)	$552,000,000	$1,282,500,000	$294,000,000	$600,000,000	$150,000,000	$2,871,000,000	95.9%
Less:
Offering Costs(2)	$6,000,000	$13,500,000	$3,000,000	$6,000,000	$1,500,000	$30,000,000	1.0%
Net proceeds/amount available for investments(2)	$546,000,000	$1,269,000,000	$291,000,000	$594,000,000	$148,500,000	$2,848,500,000	94.9%

(1)	As a percentage of the Fund’s initial public offering price per Share until such time as an NAV has been established and thereafter, the Fund’s NAV per Share. Amounts have been rounded for ease of presentation. In no event will the aggregate underwriting compensation from all sources (determined in accordance with applicable rules of FINRA), including selling commissions, dealer manager fees, distribution and servicing fees, contingent deferred sales charges and any other underwriting compensation with respect to the Shares, exceed 8.0% of the gross offering proceeds received in this offering. No selling commissions or dealer manager fees will be paid in connection with sales under the DRP.
(2)	As a percentage of the Fund’s initial public offering price per Share until such time as a NAV has been established and thereafter, the Fund’s NAV per Share.

INVESTMENT OBJECTIVE, STRATEGIES AND OPPORTUNITIES

Investment Objective

The Fund’s investment objective is to provide current income, and capital preservation with the potential for capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategies

The Fund intends to pursue its investment objective by providing customized financing solutions to Middle-Market Companies in the form of floating and fixed rate senior secured loans, second lien loans and subordinated debt, which, under normal circumstances, will collectively represent at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes). The Fund intends to leverage its relationship with the Sub-Adviser and its global sourcing and origination platform to directly source investment opportunities. Directly originated loans are loans negotiated and made directly, without an intermediary, between a portfolio company and a lender or a small group of lenders. Such investments will be originated or structured by the Sub-Adviser for the Fund and/or entities managed by the Sub-Adviser or its affiliates. These investments may include both debt and equity components, although the Fund intends to generally limit equity investments independent of having an existing credit relationship. The Fund believes directly originated investments may offer higher returns and more favorable protections than in larger broadly syndicated loans. The Fund may, to a lesser extent, also invest selectively in broadly syndicated loans and CDOs, which include CBOs and CLOs. The Fund considers Middle-Market Companies to be companies having annual EBITDA of between $5 million and $50 million and/or revenues of between $25 million and $750 million. The Fund’s investments are expected to typically range in size from $5 million to $40 million, with the aim of building a portfolio of over 100 positions, although the average investment size will likely be smaller in the Fund’s early stages of operations and will likely be higher if the Fund raises significant capital in this offering.

The Fund believes that market conditions and slow global economic growth will continue to challenge traditional asset classes and strategies over the next several years. However, this environment may create numerous investment opportunities for investment vehicles with strategies such as the Fund, which seeks to capitalize on market opportunities. To capitalize on these opportunities and effectively manage risk, the Fund believes that intensive financial analysis and the flexibility to allocate investments across different levels of the capital structure are critical to achieving superior risk-adjusted income and returns relative to other investments.

Under normal market conditions, the Fund intends to invest approximately 40% of its total assets in non-U.S. securities, as measured throughout the life of the Fund. With respect to its investments in non-U.S. securities, the Fund intends to invest primarily in those countries where there are well-established laws protecting creditors’ rights, such as countries in North America and Western Europe, although in select situations the Fund may invest in securities of issuers domiciled elsewhere. The Fund considers non-U.S. securities to be investments in issuers domiciled in or tied economically to one or more non-U.S. countries. An issuer is tied economically to a foreign country if it derives 50% or more of its total revenue or profit from goods produced, sales made or services provided in a foreign country or maintains 50% or more of its assets in a foreign country. The geographic areas of focus are subject to change from time to time and may be changed without notice to shareholders.

The Fund expects that a substantial portion of its portfolio will be comprised of securities that are rated below investment grade by rating agencies (commonly referred to as “high-yield” or “junk” securities) or unrated securities that would be rated below investment grade if they were rated.

Investment Types

Below are descriptions of the types of investments that the Fund may make:

Fixed rate loan:  refers to a debt instrument where the rate of interest due is constant over the duration of the loan.

Floating rate loan:  refers to a debt instrument where the rate of interest varies for the duration of the loan. The floating rate is usually tied to a widely-known index or bond rate, such as LIBOR or the prime rate, and resets at certain pre-determined intervals.

Mezzanine debt:  otherwise known as subordinated debt, refers to a debt instrument where the claim on a company's assets is junior to that of senior secured debt and senior only to that of the common equity. Mezzanine debt can be structured in many ways, including as a fixed-rate subordinated debt with an equity component which allows the borrowing company to give the lender the right to convert debt to equity in the company.

Senior secured loan:   refers to a debt investment in a company or individual that holds a senior legal claim to the borrower's assets above all other debt obligations. The loan is considered senior to all other claims against the borrower, which means that in the event of a bankruptcy the senior secured loan is the first to be repaid before all other interested parties receive repayment. In addition, because senior secured loans are secured via a lien against the assets of the borrower (i.e. collateral), if the borrower cannot satisfy the debt obligation, the assets used to secure the senior secured loan must be used to repay the senior secured loan before other creditors, preferred stockholders or common stockholders receive any payment.

Second lien loans.  Second lien loans place its holders second in line in the case of bankruptcy or default of a portfolio company. Second lien debt holders receive compensation from property or other collateral after first lien debt is covered, making this type of loan a riskier investment than a first lien position.

Unitranche loans:  refers to a loan that combines both senior and subordinated debt into one loan under which the borrower pays a single blended interest rate that is intended to reflect the relative risk of the secured and unsecured components.

Minority equity investment:  refers to an equity investment, such as an investment in common stock, that represent a non-controlling share in a company, usually considered to be less than 50% of the total outstanding equity of the company.

The Fund may also selectively invest in CDOs, which include CBOs and CLOs. For a description of CDOs and the risks involved in investing in CDOs, please see “Types of Investments and Related Risks — Risks Related to Investment Strategies and Fund Investments — Collateralized Debt Obligations.”

The Fund generates revenue in the form of interest income on debt investments and capital gains and distributions, if any, on investments the Fund makes in portfolio companies. The Fund’s debt investments will bear interest at a fixed or floating rate and interest will be payable on a quarterly or monthly basis. Payments of principal on the Fund’s debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, the Fund may receive PIK interest on its debt investments. Any outstanding principal amount of the Fund’s debt securities and any accrued but unpaid interest will generally become due at the maturity date. The level of interest income the Fund receives is directly related to the balance of interest-bearing investments multiplied by the weighted average yield of its investments. The Fund expects the total dollar amount of interest and any dividend income that it earns to increase as the size of its investment portfolio increases.

The Fund may also generate revenue in the form of prepayment fees, commitment, loan origination, structuring or due diligence fees or fees for providing significant managerial assistance.

Market Opportunities

The Fund believes that the limited amount of bank financing available to Middle-Market Companies, coupled with the need of these companies for flexible and partnership-oriented sources of capital, creates an attractive investment environment for the Fund. The Fund believes the following factors will provide the Fund with opportunities to grow and deliver attractive returns to its shareholders.

The Middle-Market Represents a Large, Underserved Market.

The Fund believes that Middle-Market Companies, most of which are privately held, are relatively underserved by traditional capital providers such as commercial banks, finance companies, hedge funds and

CLO funds. Further, the Fund believes that companies of this size generally are less leveraged relative to their enterprise value, as compared to larger companies with a greater range of financing options, such as access to the high yield markets.

Reduced Availability of Capital for Middle-Market Companies Presents Opportunity for Attractive Risk-adjusted Returns.

As a result of the credit crisis that began in 2007, the Fund believes that the subsequent exit of traditional capital providers from lower middle-market lending created a less competitive market and an increased opportunity for alternative funding sources like the Fund to generate attractive risk-adjusted returns. The remaining lenders and investors in the current environment require lower levels of senior and total leverage, increased equity commitments and more comprehensive covenant packages than were customary prior to the credit crisis. The Fund believes that its ability to offer flexible financing solutions positions the Fund to take advantage of this dislocation.

Large Pools of Uninvested Private Equity Capital Should Drive Future Transaction Velocity.

The Fund expects that private equity firms will remain active investors in Middle-Market Companies. Private equity funds generally seek to leverage their investments by combining their equity capital with senior secured loans and/or mezzanine debt provided by other sources, and the Fund believes that its investment strategy positions the Fund well to invest alongside such private equity investors, although there can be no assurance that the Fund will be successful in this regard. Although the Fund’s interests may not always be aligned with the private equity sponsors given their positions as the equity holders and its position as the debt holder in its portfolio companies, the Fund believes that private equity sponsors will provide significant benefits including incremental due diligence, additional monitoring capabilities and a potential source of capital and operational expertise for its portfolio companies.

Compelling European Direct Lending Market Opportunity.

The Fund believes that the European market is witnessing a material disintermediation trend, which means that significant sums are being withdrawn from intermediary financial institutions, such as banks and saving and loan associations, in order to be invested directly. Therefore, for regulatory and economic reasons, the Fund believes that the involvement of banks in financing European Middle-Market Companies will significantly decline. The Fund sees an implied scarcity of debt capital as offering significant opportunities for lenders who manage flexible capital to support European Middle-Market Companies with tailored financing solutions. The Fund believes that there is currently a supply/demand imbalance in leveraged debt supply and that risk return characteristics in debt investment are very favorable and are anticipated by the Fund to remain so in the short to medium term. The Fund intends to leverage the experience of the Sub-Adviser’s European operations to take advantage of these opportunities.

Growth-Oriented Companies Typically Pursue Senior Secured Unitranche Loans and Mezzanine Debt as Cost Efficient Capital.

Senior secured unitranche loans and mezzanine debt can be an effective source of capital for companies experiencing rapid growth because the cost of capital is lower than equity, and the bullet maturity structure of the loans (a loan-repayment structure that usually requires payment of the entire loan principal at the end of the specified loan term date, which is usually referred to as the maturity date) allows the growth company to invest free cash flow in the growth of the business. The Fund intends to typically focus on Middle-Market Companies in the United States that can achieve a revenue growth rate well in excess of the rate of GDP growth (for example, two to three times the rate of GDP growth), or exhibits characteristics that the Fund believes will enable it to achieve such revenue growth rates in the future. It is not uncommon for such growth-oriented companies to grow faster than their bank can provide debt to support that growth. Growth-oriented companies therefore have two primary capital market options to fund that growth: (i) raise private equity from individuals or institutions; or (ii) raise senior secured unitranche loans and mezzanine debt capital. The Fund believes that senior secured unitranche loans and mezzanine debt capital can be a more cost effective alternative for growth-oriented companies, and can be more attractive than raising private equity capital.

Regulatory Changes Have Decreased Competition Among Middle-Market Lenders.

The Fund believes recent regulatory changes, including the adoption of the Dodd-Frank Act and the introduction of new international capital and liquidity requirements under the Basel III Accords have caused banking institutions to curtail their lending to Middle-Market Companies. As a result, the Fund believes that less competition will facilitate higher quality deal flow and allow for greater selectivity for the Fund throughout the investment process.

Competitive Advantages

Flexible Financing Solutions.

The Fund intends to offer a variety of financing structures and to structure its investments to meet the custom needs of its portfolio companies, including among investment types and investment terms. Typically, the Fund will invest in senior, second lien or subordinated debt, coupled with an equity or equity-like component to increase the total investment return profile. The Fund believes its ability to offer a variety of financing arrangements will make it an attractive partner to Middle-Market Companies and enable the Sub-Adviser to identify attractive investment opportunities throughout economic cycles and across a company’s capital structure.

Minimize Portfolio Concentration.

While the Fund intends to focus its investments in Middle-Market Companies, the Fund will seek to make investments across various industries, geographic sectors and private equity or other sponsors. The Sub-Adviser will actively monitor the Fund’s investment portfolio to ensure that the Fund’s investments are not concentrated across industries, geographic sectors or financial sponsors, although from time to time the Fund may exhibit fluctuating levels of concentration as a result of the pace of fundraising, repayments and other events. By monitoring the Fund’s investment portfolio in this manner, the Sub-Adviser will seek to reduce the effects of economic downturns associated with any particular industry sector or geographic region.

Rigorous Underwriting Policies and Active Portfolio Management.

The Sub-Adviser’s investment approach is driven by a rigorous credit culture focused on protecting and recovering principal and interest, and promoting a sense of ownership of a transaction by the deal team from the initial review through the credit process and execution to exit management. The Sub-Adviser has therefore implemented rigorous underwriting policies that are followed in each transaction. These policies include an extensive review and credit analysis of portfolio companies by industry, region-specific and other specialized analysts, historical and projected financial performance as well as an assessment of the portfolio company’s business model and forecasts, which are designed to assess investment prospects via a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness. In addition, the Fund intends to structure its debt investments with protective financial covenants, designed to proactively address changes in a portfolio company’s financial performance. Covenants are negotiated before an investment is completed and are based on the projected financial performance of the portfolio company. These processes are designed to, among other things, provide the Fund with an assessment of the ability of the portfolio company to repay its debt at maturity. After investing in a portfolio company, the Sub-Adviser will monitor the investment closely, receiving financial statements on at least a quarterly basis as well as annual audited financial statements. The Sub-Adviser will typically analyze and discuss in detail the portfolio company’s financial performance with management in addition to attending regular Board meetings. The Fund believes that the initial and ongoing portfolio review process allows the Sub-Adviser to identify and maintain superior risk adjusted return opportunities in the Fund’s target portfolio companies.

Access to Alcentra Group Platform and Direct Origination Channel.

The Fund seeks to leverage the depth and breadth of resources of Alcentra Group platform across all aspects of its operations, benefiting from Alcentra Group’s investment professionals, who in addition to their credit expertise, possess industry expertise. Alcentra Group’s European Middle Market team, comprising members of the analyst team who have a greater focus on originating mezzanine and direct lending opportunities, as well as Alcentra Group’s broader established platform of industry-focused analysts and seasoned investment professionals, has over 250 years of aggregate experience in the sourcing, analysis, structuring, monitoring and execution of leveraged finance investments. As of September 30, 2017, Alcentra Group employed approximately 49 analysts that closely follow a variety of industries, including healthcare, defense and business services. This unique access to in-house expertise will also be utilized in the ongoing monitoring of the Fund’s investments.

The Sub-Adviser’s investment professionals possess an extensive network of long-standing relationships with private equity firms, middle-market senior lenders, junior-capital partners, SBICs, financial intermediaries, law firms, accountants and management teams of privately owned businesses. The Sub-Adviser believes it will be able to leverage Alcentra Group’s market position as one of Europe’s largest institutional leveraged loan investors — trading €2.9 billion in sub-investment grade instruments of which €1.5 billion was in primary lending in 2015 — to benefit from access to key European middle market private equity sponsors, intermediaries and banks, many of which Alcentra Group has worked with since 2003. The Fund believes that these relationships will generate a steady stream of new investment opportunities, including directly originated transactions that have attractive investment characteristics.

Access to the BNY Mellon Wealth Management Platform.

The Fund intends to utilize its proprietary access to the BNY Mellon Wealth Management platform to source investment opportunities. The BNY Mellon Wealth Management platform is a substantial wealth management business that provides investment advisory and other services to high net worth individuals, families and family offices. BNY Mellon’s Wealth Management interacts regularly with privately owned businesses and the family owners thereof. BNY Mellon Wealth Management’s network spans 39 offices throughout the United States. The Wealth Management platform manages more than $200 billion on behalf of its clients — including a diverse array of privately and family-owned companies and entrepreneurs, some of whom may require financing solutions to grow or recapitalize their businesses.

Access to the Adviser’s Platform.

The Adviser is an affiliate of the Steadfast Companies, a group of integrated real estate investment, management and development companies. Steadfast Companies, with its corporate office located in Irvine, California, owns and/or manages over $5.0 billion in real estate assets and employs a staff of over 2,000 in the United States and Mexico as of September 30, 2017. Since its founding in 1994, Steadfast Companies has, directly or indirectly, sponsored 46 privately or publicly offered prior real estate-related investment programs. In 2009, Steadfast Companies founded Stira Capital Markets Group, LLC to offer real estate investment offerings through the retail broker-dealer and institutional channels. Stira Capital Markets Group, LLC is composed of approximately 50 experienced sales and marketing professionals who are committed to partnering with financial institutions and professionals to provide a best-in-class sales and service platform for investment programs in real estate. Through September 30, 2017, Stira Capital Markets Group, LLC has distributed three public, non-listed REITs: SIR, STAR and STAR III, as well as a private placement debentures offering in the field of real estate that have raised approximately $1.5 billion from over 40,000 investors.

Borrowings

The Fund is permitted to borrow using any form or combination of financial leverage instruments, including credit facilities such as bank loans or commercial paper, the issuance of preferred shares or notes, reverse repurchase agreements or other forms of synthetic leverage. Subject to prevailing market conditions, the Fund may add financial leverage to its portfolio representing up to 33 1/3% (in the event leverage is obtained solely through debt) to 50% (in the event leverage is obtained solely through preferred stock) of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such instruments, which is the maximum amount permitted under the 1940 Act). The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. The Fund has no current intention to issue shares of preferred stock.

The 1940 Act generally limits the extent to which the Fund may utilize borrowings and “uncovered” transactions that may give rise to a form of leverage, including reverse repurchase agreements, swaps, futures and forward contracts, options, the leverage incurred in securities lending and other derivative transactions or short selling, together with any other senior securities representing indebtedness, to 33 1/3% of the Fund’s total assets at the time utilized. In addition, the 1940 Act limits the extent to which the Fund may issue preferred shares to 50% of the Fund’s total assets (less the Fund’s obligations under senior securities representing indebtedness). “Covered” reverse repurchase agreements, swaps, futures and forward contracts, options, securities lending arrangements and other derivative transactions or short selling will not be counted against the foregoing limits under the 1940 Act, but the assets used to “cover” may not be counted as part of the Fund’s total assets for purposes of the 33 1/3% and 50% limits. The Fund “covers” its derivative positions by segregating an amount of cash and/or liquid securities to the extent required by the 1940 Act and applicable SEC interpretations and guidance.

Alternatively, the Fund may enter into an offsetting position or own positions covering its obligations with respect to a transaction; otherwise, the transaction will be considered “uncovered.” The Fund may not cover an applicable derivative transaction if it does not need to do so to comply with the requirements of the 1940 Act and, in the view of the Adviser, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and coverage requirements will not limit or offset losses on related positions.

The use of leverage creates an opportunity for increased income and returns for shareholders but, at the same time, creates risks, including the likelihood of greater volatility in the NAV of and distributions on the Shares. There can be no assurance that the Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. The Fund may be subject to investment restrictions of one or more nationally recognized statistical rating organizations (“NRSROs”) and/or credit facility lenders as a result of its use of financial leverage. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or portfolio requirements will significantly impede the Adviser and Sub-Adviser in managing the Fund’s portfolio in accordance with its investment objectives and strategies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund’s investment income and returns. In addition, the Fund expects that any notes it issues or credit facility/commercial paper program it enters into would contain covenants that, among other things, will likely impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and shareholders to change fundamental investment policies.

Investment Guidelines for Evaluating Investment Opportunities

The Fund believes that investing in debt of privately held companies will provide several potential benefits, including:

•	current income;
•	priority in capital structure;
•	covenants and portfolio monitoring; and
•	predictable exits.

The Adviser and the Sub-Adviser use the following guidelines in evaluating investment opportunities and constructing the Fund’s portfolio. However, not all of these guidelines have been, or will be, met in connection with each investment.

Current Income.

Senior term loans, second lien loans and mezzanine securities contractually provide either a fixed or variable coupon payable on a monthly or quarterly basis. The Fund will seek to invest in debt securities that generate interest rate coupons of (i) 6 – 10% on senior term loan investments, (ii) 10 – 11% on second lien investments and (iii) 12 – 15% on mezzanine investments, which may include 2 – 3% paid in PIK interest.

Priority in Capital Structure.

In liquidation, debt holders typically are repaid first with the remaining capital distributed to the equity holders. The structural priority of debt investing is a key component of the Fund’s investment strategy to preserve capital.

Covenant and Portfolio Monitoring.

The Fund intends to make debt investments with financial covenants, which are used to proactively address changes in a company’s financial performance. Typical financial covenant tests include minimum EBITDA, total debt/EBITDA limits and fixed charge coverage. Covenants are negotiated before an investment is completed and are set based on the projected financial performance of the portfolio company. As the portfolio company reports monthly, quarterly or annual results, covenants are tested for compliance. If a portfolio company breaches a covenant, debt holders have several options available including waiving the covenant default, demanding repayment in full or modifying the terms of the debt in exchange for a fee or enhanced economic features, amongst others.

Predictable Exit.

The Fund intends to execute each investment with a particular exit strategy in mind, which will be determined by a variety of factors, including the portfolio company’s financial position, anticipated growth dynamics and the existing mergers and acquisitions environment. Senior debt-facilities will typically be structured with little annual amortization and with principal due at maturity. Second lien loans will typically be structured with little annual amortization and with principal due at maturity. Mezzanine investments will typically be structured with a bullet maturity that is typically one year greater than the maturity on the senior debt facility of the portfolio company. With any of these securities, the investment will have a finite life, whereby the portfolio company is contractually required to repay the loan, which provides a predictable exit for the Fund from such investment. Repayment typically occurs in the event of a refinancing, recapitalization or sale/merger of the company.

Transaction Sourcing and Investment Process

Transaction Sourcing.

The Sub-Adviser will source investments from a variety of different investment sources, including private equity sponsors, fundless sponsors, family offices, management teams, financial institutions, debt advisory firms, investment bankers, accounting firms and law firms in the United States and Europe. As one of the largest sub-investment grade debt investors, Alcentra Group has relationships with a broad number of advisory firms. The Sub-Adviser will also source deal flow and referrals from the BNY Wealth Management Platform. In addition, the Sub-Advisor’s team will proactively market the Fund’s capabilities directly to businesses through local business networks, local banking relationships and local accounting and advisory groups. The Sub-Adviser’s platform works collectively to seek differentiated deals.

The Fund believes that the breadth and depth of experience of the principals of the Sub-Adviser across different industries, geographic areas and transaction types, coupled with the Sub-Adviser’s strong relationships built from managing private funds with similar investment objectives, makes the principals particularly qualified to source, analyze and execute investment opportunities.

Investment Process.

The Sub-Adviser maintains a rigorous and disciplined investment process, which initiates with the sourcing of a potential transaction. Upon receiving information on a potential transaction, the information is circulated amongst the principals and the investment professionals of the Sub-Adviser and discussed during regular investment meetings. Upon determination that a potential target has investment merit, the Sub-Adviser will typically schedule an in-person or telephonic meeting with the management team, investment bank or private equity sponsor. Typically, after completing a preliminary analysis of the target’s information, the principals of the Sub-Adviser will decide whether to present the deal to the Sub-Adviser’s investment committee (the “Investment Committee”). From time to time, the investment process may require the issuance of an informal term sheet of indicative terms, which allows the intermediary, private equity firm or target company to select a smaller group of lenders to continue to conduct due diligence on the transaction. Presentations to the Investment Committee consist of a variety and number of investment memoranda that provides, among other data, a situation overview, a company overview, key investment considerations, investment risks, information on the management team, financial data, a financial model and investment return information. After discussing investment opportunities with the Investment Committee, a formal term sheet will be issued to the target company. Upon mutual acceptance of the term sheet, the Sub-Adviser will proceed with extensive due diligence and prepare a more substantive underwriting memorandum that is the basis for receiving a formal approval from the Investment Committee. The underwriting memorandum is a more comprehensive document, typically 20 or more pages in length, which summarizes the results of the Sub-Adviser’s due diligence, investment thesis, investment risks and investment return projections. Other considerations that go into the evaluation process include an operational analysis of the key risks and opportunities; an analysis of industry dynamics and the competitive position of the company; background checks on key management and personnel; and a legal and accounting review. The Sub-Adviser attempts to structure investments such that the target companies are required to bear the costs of due diligence, particularly with regard to the services provided by outside consultants and professionals. Investment Committee approval of the underwriting memorandum is required prior to proceeding towards closing the transaction. Furthermore, at least two principals of the Sub-Adviser will typically meet the target company’s management team as part of the underwriting process. Additionally, updates are provided to the Investment Committee as to any material changes in the transaction, investment thesis, or any other relevant deal point, ensuring decisions are made utilizing the most current information.

Deal Analysis.

Given the extensive research resources within Alcentra Group, the Sub-Adviser expects to be able to leverage the 53 analysts within the firm to bring a comprehensive review of the opportunity as well as industry or company-specific research already domiciled within the firm. Such due diligence is primarily undertaken by industry-focused and specialist analysts with in-depth industry knowledge. Analysts rely on extensive proprietary information and industry knowledge gathered from the firm’s investments, which include hundreds of U.S. and European issuers at any given time, combined with detailed third-party due diligence to ensure that the key questions and risks associated with specific sectors are identified.

The analysts complete an assessment of the likely performance of the company and its markets. Specific attention is given to management and sponsor experience and track record, industry dynamics, revenue growth drivers and valuations and general macroeconomic conditions. The due diligence process also includes an in-depth analysis of the optimal structure for the investment and documentation in order to obtain adequate risk/return characteristics. Additionally, background checks on company management teams are typically completed prior to an investment. The Sub-Adviser, typically in conjunction with the control equity investor, often will engage a consultant to interview a range of key customers, suppliers, competitors and other parties deemed relevant to the ongoing performance of the target company. The consultant will typically prepare a report that generally includes a quality of earnings report, a market study and information technology and environmental assessments. Finally, in reviewing each anticipated investment, investment professionals of the Sub-Adviser will conduct visits to the target company’s headquarters and potentially auxiliary sites (e.g. factories, distribution centers, international locations).

The Sub-Adviser expects the Fund’s debt investments to typically have a term of five to seven years and bear interest at a fixed or floating rate. The Sub-Adviser expects the average investment holding period to be between three and five years, depending upon portfolio company objectives and conditions in the capital markets.

Ongoing Relationship with and Monitoring of Portfolio Companies.

The Sub-Adviser employs rigorous monitoring of portfolio companies following an investment. The monitoring process is driven by frequent interaction and discussion with target company management, attending operating meetings and board of director meetings, interacting with industry experts and third party sources for market information and working with third-party consultants. The Sub-Adviser works with management and other investors to develop and continually refine the company’s strategic plan as well as to monitor and evaluate the effects of macro-level industry factors. Additionally, the Sub-Adviser receives and analyzes monthly financial data and operating metrics and maintains an active database of historical company information. Finally, the Sub-Adviser performs regular detailed portfolio valuation analyses and monitors current and future liquidity needs and covenant compliance.

TYPES OF INVESTMENTS AND RELATED RISKS

Investing in the Fund involves risks, including the risk that an investor may receive little or no return on his, her or its investment or that an investor may lose part or all of such investment. Therefore, investors should consider carefully the following principal risks before investing in the Fund. Certain of the risks discussed below relate to the investments generally made by the Fund. Also discussed below are risks relating solely to an investment in the Fund and the Shares. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund and the Shares. Prospective investors should read this entire prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the investment program of the Fund changes or develops over time, an investment in the Fund may be subject to risks not described in this prospectus. The Fund will update this prospectus to account for any material changes in the risks involved with an investment in the Fund.

Risks Related to Investment Strategies and Fund Investments

Middle-Market Companies Risk.  Investing in Middle-Market Companies involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that the Fund holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees the Fund may have obtained in connection with its investment;
•	they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;
•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the portfolio company and, in turn, on the Fund;
•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;
•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity; and
•	a portion of the Fund’s income may be non-cash income, such as contractual PIK interest, which represents interest added to the loan balance and due at the end of the loan term. Instruments bearing PIK interest typically carry higher interest rates as a result of their payment deferral and increased credit risk. When the Fund recognizes income in connection with PIK interest, there is a risk that such income may become uncollectable if the borrower defaults.

The Fund’s portfolio is expected to consist primarily of credit instruments of Middle-Market Companies. Investing in Middle-Market Companies involves a number of significant risks. Typically, the debt in which the Fund invests is not initially rated by any rating agency; however, if such investments were rated, they would likely be below investment grade (commonly referred to as “high-yield” or “junk” securities). Compared to larger publicly owned companies, Middle-Market Companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns and other business disruptions. These companies generally need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. The Fund’s portfolio companies face intense competition from larger companies with greater financial, technical and marketing resources and their success will depend on the managerial talents and efforts of an individual or a small group of persons. Therefore, the loss of any of their key employees could affect a portfolio company’s ability to compete effectively and harm its financial condition. Further, some of these companies may conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of the Fund’s portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company’s ability to repay its obligations to the Fund, which may have an adverse effect on the return on, or the recovery of, its investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in the value of the loan’s collateral and the fair market value of the loan, which may materially impact the Fund’s operations.

Some of these companies cannot obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, loans made to these types of companies pose a higher default risk than loans made to companies that have access to traditional credit sources.

Risk of Investing in Leveraged Portfolio Companies.  Investment in leveraged companies involves a number of significant risks. Leveraged companies in which the Fund may invest may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that the Fund holds. Such developments may be accompanied by deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees that it may have obtained in connection with its investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

Liquidity Risk.  The Fund may invest in securities that, at the time of investment, are illiquid, as determined by using the SEC’s standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities may also be more difficult to value, especially in challenging markets. The Adviser’s and Sub-Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. In either case, the Fund would bear market risks during that period.

To the extent that the traditional dealer counterparties that engage in debt trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the debt markets. Additionally, market participants other than the Fund may attempt to sell debt holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

Valuation Risk.  The Fund is required to carry its investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by the Board. As part of the valuation process, the Board may take into account the following types of factors, if relevant, in determining the fair value of the Fund’s investments:

•	available current market data, including relevant and applicable market trading and transaction comparables;
•	applicable market yields and multiples;
•	security covenants;
•	call protection provisions;
•	information rights;

•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business;
•	comparisons of financial ratios of peer companies that are public;
•	comparable merger and acquisition transactions; and
•	the principal market and enterprise values.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Fund will use the pricing indicated by the external event to corroborate its valuation. The Fund records decreases in the market values or fair values of its investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in the Fund’s portfolio. The effect of all of these factors on the Fund’s portfolio may reduce its net asset value by increasing net unrealized depreciation in its portfolio. Depending on market conditions, the Fund could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on its business, financial condition, results of operations and cash flows of the Fund.

Non-Diversification Risk.  The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to RICs under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items, including receivables, U.S. government securities, the securities of other RICs and certain other securities.

Lack of Funds to Make Additional Investments Risk.  The Fund may not have the funds or ability to make additional investments in its portfolio companies. After the Fund’s initial investment in a portfolio company, it may be called upon from time to time to provide additional funds to such company or have the opportunity to increase its investment through the exercise of a warrant to purchase common stock. There is no assurance that the Fund will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on the Fund’s part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for the Fund to increase its participation in a successful operation or may reduce the expected return on the investment.

Economic Recession or Downturn Risk.  Many of the Fund’s portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay the Fund’s debt investments during these periods. Therefore, the Fund’s non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. Adverse economic conditions may also decrease the value of any collateral securing the Fund’s secured loans. A prolonged recession may further decrease the value of such collateral and result in losses of value in the Fund’s portfolio and a decrease in the Fund’s revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund’s operating results.

Covenant Breach Risk.  A borrower may fail to satisfy financial or operating covenants imposed by the Fund or other lenders, which could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize such company’s ability to meet its obligations under the debt or equity securities that the Fund holds. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting company, which may materially impact the Fund’s operations.

Prepayment and Maturity Extension Risk.  Prepayment risk occurs when a debt investment held by the Fund can be repaid in whole or in part prior to its maturity. The amount of prepayable obligations in which the Fund invests from time to time may be affected by general business conditions, market interest rates, borrowers’ financial conditions and competitive conditions among lenders. In a period of declining interest rates, borrowers may prepay investments more quickly than anticipated, reducing the yield to maturity and the average life of the relevant investment. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate of interest on the security that was prepaid. To the extent that the Fund purchases the relevant investment at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such investments at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income, which may be taxable as ordinary income to investors. In a period of rising interest rates, prepayments of investments may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change an investment that was considered short- or intermediate-term at the time of purchase into a longer-term investment. Since the value of longer-term investments generally fluctuates more widely in response to changes in interest rates than shorter-term investments, maturity extension risk could increase the volatility of the Fund’s performance. When interest rates decline, the value of an investment with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or delay prepayments and thus affect maturities.

No Control Over Portfolio Companies.  The Fund does not expect to control most of its portfolio companies, although its debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, the Fund is subject to the risk that a portfolio company in which it invests may make business decisions with which it disagrees and the management of such company, as representatives of the holders of its common equity, may take risks or otherwise act in ways that do not serve the Fund’s interests as a debt investor. A portfolio company may make decisions that could decrease the value of the Fund’s portfolio holdings. The Fund may not be able to dispose of its interests in its portfolio companies as readily as it would like or at an appropriate valuation, if it invests in non-traded companies. In addition, where the Fund is entitled to occupy a seat on the board of a portfolio company, such involvement may prevent the Fund from freely disposing of its debt investments and may subject the Fund to additional liability or result in re-characterization of its debt investments as equity.

Contingent Liabilities.  From time to time the Fund may incur contingent liabilities in connection with an investment. For example, the Fund may purchase a revolving credit facility from a lender that has not yet been fully drawn. If the borrower subsequently draws down on the facility, the Fund would be obligated to fund the amounts due. The Fund may also enter into agreements pursuant to which it agrees to assume responsibility for default risk presented by a third party, and may, on the other hand, enter into agreements through which third parties offer default protection to the Fund.

Debt Instruments Risk.  The Fund intends to invest in loans and other types of debt instruments and securities. Such investments may be secured, partially secured or unsecured and may be rated or unrated, and whether or not rated, may have speculative characteristics. Changes in interest rates generally will cause the value of fixed rate debt investments held by the Fund to vary inversely to such changes. Debt investments with longer terms to maturity or duration are subject to greater volatility than investments in shorter-term obligations. The issuer of a debt security or instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement. An obligor’s willingness to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow. Commercial bank lenders may be able to contest payments to the holders of other debt obligations of the same obligor in the event of default under their commercial bank loan agreements. See also “— Credit Risk.”

The Fund may invest in loans and other similar forms of debt that differ from traditional debt securities in that debt securities are typically part of a large issue of securities and loans and similar debt instruments may not be securities, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Members of a syndicate in which the Fund participates may have different and sometimes superior rights to those of the Fund. Where the Fund invests as a sub-participant in syndicated debt, it may be subject to certain risks as a result of having no direct contractual relationship with the underlying borrower. As a result, the Fund will generally be dependent on the lender to enforce its rights and obligations under the loan arrangements in the event of a default by the underlying borrower and will generally not have any direct rights against the underlying borrower, any direct rights in the collateral, if any, securing such borrowing, or any right to deal directly with such borrower. The lender will, in general, retain the right to determine whether remedies provided for in the underlying loan arrangement will be exercised, or waived. In the event that the Fund enters into such an investment, there can be no assurance that its ability to realize upon a participation will not be interrupted or impaired in the event of the bankruptcy or insolvency of any of the borrower or the lender or that in such circumstances the Fund will benefit from any set-off between the lender and the borrower. Claims by third parties arising from these and other risks may be borne by the Fund.

Floating Rate and Fixed Rate Debt Investments.  The Fund intends to pursue its investment objective by providing customized financing solutions to lower middle-market and middle-market companies in the form of floating and fixed rate senior secured loans, second lien loans and subordinated debt. The Fund is, therefore, subject to risks associated with fluctuations in interest rates. In the event of a rising interest rate environment, payments under floating rate debt instruments would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, fixed rate debt instruments may decline in value because the fixed rates of interest paid thereunder may be below market interest rates.

Senior Loan Risk.  In most circumstances, senior loans are fully collateralized by assets of the borrower. Such instruments vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, they are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common shareholders. In instances where borrowers are not required to hedge their interest rate exposure under the terms of the applicable loan documents, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally.

Senior loans usually include restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity, which could have an adverse impact on the expected return on the investment.

The Fund may acquire senior loans through assignments. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the senior loan and with regard to any associated collateral.

Senior loans typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in senior loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund, which may materially impact the Fund’s operations.

Mezzanine Investments Risk.  The Fund may invest in mezzanine debt instruments, which are expected to be unsecured and made in companies with capital structures having significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured. While the investments may benefit from the same or similar financial and other covenants as those applicable to the indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over the company’s assets, some or all of such terms may not be part of particular investments and the mezzanine debt will be subordinated in recovery to senior classes of debt in the event of a default. Mezzanine investments generally are subject to various risks, including, without limitation: (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to any collateral securing the obligations. The occurrence of any of these risks may materially impact the Fund’s operations.

Subordinated and Unsecured or Partially Secured Loan Risk.  The Fund may invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market risk, liquidity risk and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.

Credit Risk.  The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that the Sub-Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the Fund’s investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. As discussed above under “— Subordinated and Unsecured or Partially Secured Loan Risk,” the Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Non-Performing and Distressed Nature of Debt.  It is anticipated that certain debt instruments purchased by the Fund will be non-performing and possibly in default. Furthermore, the borrower or relevant guarantor may also be in bankruptcy or liquidation. The Fund may also invest in debt instruments that are performing but are currently distressed and have a high risk of becoming non-performing. There can be no assurance as to the amount and timing of payments, if any, with respect to any such debt instruments.

The Fund may invest in debtor-in-possession financings. In such investments there is a risk that the underlying borrower may not successfully come out of Chapter 11 proceedings and may be forced to liquidate its assets in which case the Fund’s only recourse will be against the security provided by the borrower (which may not be sufficient to cover related losses).

High-Yield Instruments Risk.  The Fund may invest in debt securities and instruments that are classified as “higher-yielding” or “junk” (and, therefore, higher-risk) investments. In most cases, such investments will be rated below investment grade by NRSROs or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments. Such securities and instruments are generally not exchange-traded and, as a result, trade in the over-the-counter (“OTC”) marketplace, which is less transparent than the exchange-traded marketplace. In addition, the Fund may invest in bonds of issuers that do not have publicly-traded equity securities, making it more difficult to hedge the risks associated with such investments. The market for high-yield securities periodically experiences periods of significant volatility and reduced liquidity, which may make it difficult for the Fund to sell such securities or could result in the Fund receiving lower prices for such securities than those used in calculating the Fund’s NAV. The market values of certain of these lower-rated and unrated debt investments tend to reflect individual corporate developments to a greater extent and tend to be more sensitive to economic conditions than those of higher-rated investments, which react primarily to fluctuations in the general level of interest rates. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. Major economic recessions globally may disrupt severely the market for such securities, and may have an adverse impact on the value of such securities and the ability of the issuers of such securities to repay principal and interest thereon, thereby increasing the incidence of default of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high-yield debt securities.

Equity Securities Risk.  The Fund may invest in equity securities from time to time. The value of equity securities, including common stocks, preferred stocks and convertible stocks, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of holders of common stock and are likely to have varying types of priority over holders of preferred and convertible stock.

Non-U.S. Securities Risk.  Investments in certain non-U.S. securities involve factors not typically associated with investing in the United States or other developed countries, including risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers, and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Because Non-U.S. Securities may trade on days when the Shares are not priced, the Fund’s NAV may change at times when Shares cannot be sold.

In addition, the tax laws of some foreign jurisdictions in which the Fund may invest are unclear and interpretations of such laws can change over time. As a result, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under GAAP, the Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce the Fund’s NAV at the time accrued, even though, in some cases, the Fund ultimately will not pay the related tax liabilities. Conversely, the Fund’s NAV will be increased by any tax accruals that are ultimately reversed.

Dividends.  Dividends relating to equity securities may not be fixed, but may be declared at the discretion of a portfolio company’s board of directors. There is no guarantee that a company in which the Fund invests will declare dividends in the future or that, if declared, the dividends will remain at current levels or increase over time.

Collateralized Debt Obligations.  The Fund may invest in CDOs, which include CBOs, CLOs and other securitized products. CDOs are types of asset-backed securities. The risks of an investment in a CDO depend largely on the type of collateral securities and the class of the CDO in which the Fund invests. Normally, CDOs, CBOs, CLOs and other securitized products are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for transactions under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this prospectus and the Statement of Additional Information, CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a NRSRO; (iii) the Fund is likely to invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Structured Products Risk.  The Fund may invest in structured products, consisting of CLOs and credit-linked notes. CLOs and structured products are generally backed by an asset or a pool of assets (often senior secured loans and other credit-related assets in the case of a CLO) that serve as collateral. Holders of structured products bear the risks, including credit risk, of the underlying investments, index or reference obligation and are subject to prepayment and counterparty risks.

In some instances, such as in the case of most CLOs, structured products are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold. Structured products, and particularly subordinated interests thereof, are less liquid than many other types of securities and may be more volatile than the underlying assets. As a result, investments in CLOs and credit-linked notes may be subject to liquidity risk and may be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that investments in CLO equity and junior debt tranches will likely be subordinate to other senior classes of CLO debt; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

In addition, changes in the collateral held by a CLO may cause payments on the instruments the Fund holds to be reduced, either temporarily or permanently. Further, the performance of a CLO or other structured products will be affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility.

Risk of Leveraged Loan Market Price Decline.  Prior to the onset of the financial crisis, CLOs holding corporate loans, hedge funds and other highly leveraged investment vehicles comprised a substantial portion of the market for purchasing and holding first and second lien secured loans. As the secondary market pricing of the loans underlying these portfolios deteriorated during the fourth quarter of 2008, it is the Fund’s understanding that many investors, as a result of their generally high degrees of leverage, were forced to raise cash by selling their interests in performing loans in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders. This resulted in a forced deleveraging cycle of price declines, compulsory sales and further price declines, with widespread redemption requests and other constraints resulting from the credit crisis generating further selling pressure.

Conditions in the leveraged loan market may experience similar disruption or deterioration, which may cause pricing levels to similarly decline or be volatile. As a result, the Fund may suffer unrealized depreciation and could incur realized losses in connection with the sale of the Fund’s syndicated loans, which could have a material adverse impact on the Fund’s business, financial condition and results of operations.

U.S. Government Debt Securities Risk.  U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government debt securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. In addition, economic events within the United States may negatively impact the value of U.S. government debt securities. See “— Risks Related to the Fund’s Investment Program — U.S. Credit Rating and European Economic Crisis Risk.”

Lender Liability Risk.  A number of U.S. judicial decisions have upheld judgments obtained by borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty, whether implied or contractual, of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or investors. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a shareholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, the Adviser or the Sub-Adviser may hold equity or other interests in portfolio companies of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Reinvestment Risk.  The Fund may reinvest the cash flows received from a security. There is a risk that the interest rate at which interim cash flows can be reinvested will fall. Reinvestment risk is greater for longer holding periods and for securities with large, early cash flows such as high-coupon bonds. Reinvestment risk also applies generally to the reinvestment of the proceeds the Fund receives upon the maturity or sale of an investment in a portfolio company.

Fraud Risk.  A major concern when investing in loans and other debt securities is the possibility of a material misrepresentation or omission on the part of the borrower. Such inaccuracy or incompleteness may adversely affect the valuation of the collateral underlying the loans or may adversely affect the ability of the Fund to perfect or effectuate a lien on the collateral securing the loan. The Fund relies upon the accuracy and completeness of representations made by borrowers to the extent reasonable when it makes its investments, but cannot guarantee such accuracy or completeness. Under certain circumstances, in the event of bankruptcy or insolvency proceedings of a borrower, a court, pursuant to fraudulent conveyance or other similar laws, could subordinate loans and other obligations to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund. For example, payments to the Fund, in satisfaction of the borrower’s indebtedness, may be reclaimed if any such payment or distribution is later determined by a court to have been a fraudulent conveyance, a fraudulent transfer or a preferential payment.

Payment-in-Kind/Original Issue Discount Risk.  The Fund’s investments may include original issue discount (“OID”) instruments and contractual PIK interest. To the extent OID or PIK interest constitute a portion of the Fund’s income, it is exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	OID instruments may have higher yields, which reflect the payment deferral and credit risk associated with these instruments;
•	Because the Fund may be required to distribute amounts attributable to OID accruals, such OID accruals may create uncertainty about the source of its distributions to shareholders;
•	OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of the collateral;
•	PIK interest typically has the effect of increasing the outstanding principal amount of a loan, resulting in a borrower owing more at the end of the term of the loan than what it owed when the loan was originated; and
•	OID and PIK instruments may represent a higher credit risk than coupon loans.

Risks Related to the Fund’s Investment Program

Market and Economic Risks.  The Fund and its portfolio companies may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which they invest or operate, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside the Fund’s control and could adversely affect the liquidity and value of its investments, and may reduce the ability of the Fund to make attractive new investments.

In particular, economic and financial market conditions began to significantly deteriorate in 2008. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the long-term effects of which remain uncertain. The U.S. economy has experienced and continues to experience constrained lending. The Fund’s investment strategy and the availability of opportunities relies in part on the continuation of certain trends and conditions observed in the market for debt securities and the larger financial markets and, in some cases, on the improvement of such conditions. Although certain financial markets have shown some recent signs of improvement, to the extent economic conditions experienced over the last several years continue, they may adversely impact the investments of the Fund. Trends and historical events do not imply, forecast or predict future events and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser, the Sub-Adviser or their affiliates will prove correct, and actual events and circumstances may vary significantly.

The Fund may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Fund interacts on a daily basis.

Foreign Currency Risk.  Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

Currency Hedging Risk.  The Adviser and the Sub-Adviser may seek to hedge all or a portion of the Fund’s foreign currency risk. However, the Adviser and the Sub-Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or conditions or that any efforts to do so will be successful.

Counterparty Risk.  The Fund’s investments may be exposed to the credit risk of the counterparties with which, or the dealers, brokers and exchanges through which, the Fund deals, whether in exchange-traded or OTC transactions. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free. The Fund may be subject to the risk of loss of Fund assets on deposit or being settled or cleared with a broker in the event of the broker’s bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Fund, the bankruptcy of an exchange clearing house or the bankruptcy of any other counterparty. In the case of any such bankruptcy, it is expected that all securities and other assets deposited with such broker or dealer will be clearly identified as being assets of the Fund, and the Fund should not be exposed to a credit risk with regard to such parties. However, it may not always be possible to achieve this and the Fund might recover, even in respect of property specifically traceable to the Fund, only a pro rata share of all property available for distribution to all of the counterparty’s customers and counterparties. Such an amount may be less than the amounts owed to the Fund. Such events would have an adverse effect on the Fund’s NAV.

The Fund’s investments may be structured through the use of OTC options and swaps or other indirect investment transactions. Such transactions may be entered into with a small number of counterparties resulting in a concentration of counterparty risk. The exercise of counterparty rights under such arrangements, including forced sales of securities, may have a significant adverse impact on the Fund and its NAV.

U.S. Credit Rating and European Economic Crisis Risk.  In August 2011, S&P lowered its long-term sovereign credit rating on the United States from “AAA” to “AA+,” which was re-affirmed by Standard & Poor’s (“S&P”) in June 2015. In January 2012, S&P lowered its long-term sovereign credit ratings for France, Italy, Spain and six other European countries, which negatively impacted global markets and economic conditions. During subsequent periods, S&P further lowered its long-term sovereign credit rating for Spain. S&P subsequently raised its long-term sovereign credit rating on Spain to “BBB,” but its current credit rating still signifies significant ongoing risk. Recent U.S. budget deficit concerns, together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns. The impact of any further downgrade to the U.S. government’s sovereign credit rating, or its perceived creditworthiness, and the impact of the current crisis in Europe with respect to the ability of certain European Union countries to continue to service their sovereign debt obligations is inherently unpredictable and could adversely affect the U.S. and global financial markets and economic conditions. In addition, the economic downturn and the significant government interventions into the financial markets and fiscal stimulus spending over the last several years have contributed to significantly increased U.S. budget deficits. There can be no assurance that future fiscal or monetary measures to aid economic recovery will be effective. These developments and reactions of the credit markets to these developments could cause interest rates and borrowing costs to rise, which may negatively impact the Fund’s ability to obtain debt financing on favorable terms. In addition, any adverse economic conditions resulting from any further downgrade of the U.S. government’s sovereign credit rating or the economic crisis in Europe could have a material adverse effect on the Fund’s business, financial condition and results of operations.

Eurozone Risk.  The Fund intends to invest from time to time in European companies and companies that may be affected by the Eurozone economy. Ongoing concerns regarding the sovereign debt of various Eurozone countries, including the potential for investors to incur substantial write-downs, reductions in the face value of sovereign debt and/or sovereign defaults, as well as the possibility that one or more countries might leave the European Union or the Eurozone create risks that could materially and adversely affect the Fund’s investments.

Sovereign debt defaults and European Union and/or Eurozone exits could have material adverse effects on the Fund’s investments in European companies, including, but not limited to, the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, increased currency risk in relation to contracts denominated in Euros and wider economic disruption in markets served by those companies, while austerity and/or other measures introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone, particularly in the case of investments in companies in affected countries, could have material adverse effects on the Fund.

Brexit Risk.  On June 23, 2016, voters in the United Kingdom referendum (the “Referendum”) on the question of whether to remain or leave the European Union voted in a majority in favor of leaving the European Union (“Brexit”). This historic event is widely expected to have consequences that are both profound and uncertain for the economic and political future of the United Kingdom and the European Union, and those consequences include significant legal and business uncertainties pertaining to the Fund’s investments. Due to the very recent occurrence of Brexit, the full scope and nature of the consequences are not at this time known and are unlikely to be known for a significant period of time. However, Brexit has led to significant uncertainty in the business, legal and political environment. Risks associated with the outcome of the Referendum include short and long term market volatility and currency volatility (including volatility of the value of the British pound sterling relative to the United States dollar and other currencies and volatility in global currency markets generally), macroeconomic risk to the United Kingdom and European economies, impetus for further disintegration of the European Union and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like the Fund), prejudice to financial services businesses that are conducting business in the European Union and which are based in the

United Kingdom, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Article 50 of the Treaty on European Union and negotiations undertaken under Article 218 of the Treaty on the Functioning of the European Union, and the unavailability of timely information as to expected legal, tax and other regimes. Should the economic recovery in the United States be adversely impacted by increased volatility in the global financial markets caused by Brexit, loan and asset growth and liquidity conditions at U.S. financial institutions may deteriorate.

Market Developments.  Although the U.S. and foreign markets are not currently experiencing the same levels of disruption as occurred during 2008 and 2009, extreme volatility or market disruption may occur in the future. Instability in the credit markets may make it more difficult for issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

For example, certain borrowers may, due to macroeconomic conditions, be unable to repay loans or other indebtedness during this period. A borrower’s failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the loans and foreclosure on its assets, to the extent such loans or indebtedness are secured, which could trigger cross-defaults under other agreements and jeopardize the borrower’s ability to meet its obligations under its debt securities. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting borrower. In addition, if one of the borrowers were to commence bankruptcy proceedings, even though the Fund may have structured its interest as senior debt, depending on the facts and circumstances, including the extent to which the Fund actually provided managerial assistance to such borrower, a bankruptcy court might recharacterize the Fund’s debt holding and subordinate all or a portion of its claim to that of other creditors. Adverse economic conditions also may decrease the value of collateral securing some of the Fund’s loans or other debt instruments and the value of its equity investments.

These developments may increase the volatility of the value of securities owned by the Fund making it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments, including rising interest rates, could also adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to investors. These developments also may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, leading to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the Fund’s NAV.

Legal and Regulatory Risks.  Legal and regulatory changes could occur which may materially adversely affect the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Fund has undergone substantial change in recent years, and such change may continue. Future regulatory changes, including those relating to the regulation of leverage and the effect of such changes on the Fund could be substantial and adverse including, for example, increased compliance costs and the limitation or prohibition of certain types of investment activities by the Fund. Limitations on the investment activities of the Fund may result in the inability of the Fund to pursue its investment objective and strategies.

The SEC recently proposed rules governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives use by the Fund. The proposed rules have not yet been adopted and therefore the full impact of such rules is uncertain at this time. It is possible that such rules, if adopted, could limit the implementation of the Fund’s use of derivatives, which could have an adverse effect on the Fund.

With respect to Europe, the Financial Stability Board, which monitors and makes recommendations about the global financial system, has issued reports that recommend strengthening oversight and regulation of the so-called “shadow banking” system in Europe, broadly described as credit intermediation involving entities and activities outside the regular banking system. While at this stage it is difficult to predict the scope of any new regulations, if such regulations were to extend the regulatory and supervisory requirements, such as capital and liquidity standards, currently applicable to banks, or the Fund was considered to be engaged in “shadow banking,” the regulatory and operating costs associated therewith could adversely impact the implementation of the Fund’s investment strategy and returns and may become prohibitive.

Inflation and Deflation Risk.  Inflation risk is the risk that the value of certain assets or income from the Fund’s investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Shares and distributions on the Shares can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to investors.

Deflation risk is the risk that prices throughout the economy decline over time, or the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Interest Rate Risk.  The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund’s investments and investment opportunities and, accordingly, have a material adverse effect on the Fund’s investment objective and the Fund’s rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for the Fund’s financing needs, if any.

Interest rates have recently been at or near historic lows. The historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility. The Fund currently faces a heightened level of interest rate risk, especially since the Federal Reserve Board has begun tapering its quantitative easing program. In the event of a rising interest rate environment, payments under floating rate debt instruments would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, fixed rate debt instruments may decline in value because the fixed rates of interest paid thereunder may be below market interest rates.

Investment Terms and Timeframe Risk.  Delays in investing the net proceeds of this offering may impair the Fund’s performance. The Fund cannot assure investors that it will be able to identify any investments that meet the Fund’s investment objective or that any investment that the Fund makes will produce a positive return. The Fund may be unable to invest its assets on acceptable terms within the time period that it anticipates or at all, which could harm the Fund’s financial condition and results of operations.

The net proceeds of this continuous offering of Shares will be invested in accordance with the Fund’s investment objective and strategies as set forth in this prospectus and are expected to be invested within three to six months of receipt. Pending such use, the Fund may invest primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which it expects to achieve when the Fund’s portfolio is fully invested in securities meeting its investment objective. As a result, any distributions that the Fund pays while its portfolio is not fully invested in securities meeting its investment objective may be lower than the distributions that the Fund may be able to pay when its portfolio is fully invested in securities meeting its investment objective.

Restrictions on Entering Into Affiliated Transactions.  The Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without relying on an available exemption or the prior approval of the SEC. For purposes of the 1940 Act, the following persons are considered an affiliate of the Fund, and the Fund is generally prohibited from buying any securities from or selling any securities to such affiliate: (i) any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities; (ii) any person that owns, directly or indirectly, 5% or more of the outstanding voting securities of the Adviser or the Sub-Adviser; or (iii) any person in which the Adviser or the Sub-Adviser or a person controlling or under common control with the Adviser or the Sub-Adviser owns, directly or indirectly, 5% or more of such person’s voting securities. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, holds 5% or more of the voting securities of the Fund, the Adviser or the Sub-Adviser, or is under common control with the Fund, the Adviser or the Sub-Adviser, the Fund is prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into “joint” transactions with such person, absent an available exemption or the prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or Trustees or their affiliates.

In addition, the Fund is not permitted to co-invest with certain entities affiliated with the Adviser or the Sub-Adviser in transactions originated by the Adviser or the Sub-Adviser or their respective affiliates unless it first obtains an exemptive order from the SEC or co-invests alongside the Adviser or the Sub-Adviser or their respective affiliates in accordance with existing regulatory guidance and the allocation policies of the Adviser, the Sub-Adviser and their respective affiliates, as applicable. The Fund is seeking exemptive relief from the SEC to engage in certain types of co-investment transactions with the Adviser, the Sub-Adviser and their respective affiliates. However, there can be no assurance that it will obtain such exemptive relief.

In addition, entering into certain transactions that are not deemed “joint” transactions (for purposes of the 1940 Act and relevant guidance from the SEC) may potentially lead to joint transactions within the meaning of the 1940 Act in the future. This may be the case, for example, with issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future joint transactions, the Adviser and the Sub-Adviser may avoid allocating an investment opportunity to the Fund that they would otherwise allocate, subject to the Adviser’s and the Sub-Adviser’s then current allocation policies and any applicable exemptive orders, and to the Adviser’s and the Sub-Adviser’s obligations to allocate opportunities in a fair and equitable manner consistent with their fiduciary duties owed to the Fund and other accounts advised by the Adviser and the Sub-Adviser and policies related to approval of investments.

Risks Related to the Business and Structure of the Fund

Limited Operating History.  The Fund is a non-diversified, closed-end management investment company with limited operating history, including no history operating as a RIC. As a result, prospective investors in the Fund have a limited track record and history for the Fund on which to base their investment decision. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective.

No Prior Investment Adviser Experience.  The Adviser is a newly-formed entity and has no prior experience managing a closed-end fund or a RIC. The 1940 Act and the Code impose numerous constraints on the operations of RICs that do not apply to other investment vehicles managed by affiliates of the Adviser. Moreover, qualification for taxation as a RIC requires satisfaction of certain source-of-income, asset diversification and distribution requirements. The Adviser has no prior experience operating and advising under these constraints, which may hinder its ability to take advantage of attractive investment opportunities and to achieve the Fund’s investment objective. Therefore, the Adviser may not be able to successfully operate the Fund’s business or achieve its investment objective. As a result, an investment in Shares may entail more risk than the shares of a comparable company with a substantial operating history.

Dependence upon Key Personnel of the Adviser and Sub-Adviser.  Since the Fund has no employees, it depends on the investment expertise, skill and network of business contacts of the Adviser and the Sub-Adviser. The Sub-Adviser evaluates, negotiates, structures, executes, monitors and services the Fund’s investments, subject to the oversight of the Adviser. The Fund’s future success depends to a significant extent on the continued service and coordination of the Sub-Adviser and its senior management team and investment committee. The departure of any members of the Sub-Adviser’s senior management team or investment committee could have a material adverse effect on the Fund’s ability to achieve its investment objective. Likewise, the departure of any key employees of the Adviser may impact its ability to effectively manage the Fund’s operations.

The Fund’s ability to achieve its investment objective depends on the Sub-Adviser’s ability to identify, analyze, invest in, finance and monitor companies that meet the Fund’s investment criteria. The Sub-Adviser’s capabilities in managing the investment process, providing competent, attentive and efficient services to the

Fund and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund’s investment objective, the Sub-Adviser may need to hire, train, supervise and manage new investment professionals to participate in the Fund’s investment selection and monitoring process. The Sub-Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations.

In addition, the Investment Advisory Agreement has a termination provision that allows the Fund and Adviser to terminate the agreement without penalty. The Investment Advisory Agreement may be terminated at any time, without penalty, by the Adviser, upon 60 days’ notice to the Fund. If the Investment Advisory Agreement is terminated, it may adversely affect the quality of the Fund’s investment opportunities. In addition, in the event the Investment Advisory Agreement is terminated, it may be difficult for the Fund to replace the Adviser. Furthermore, the termination of the Investment Advisory Agreement may adversely impact the terms of the Fund’s or its subsidiaries’ financing facilities or any financing facility into which the Fund or its subsidiaries may enter in the future, which could have a material adverse effect on the Fund’s business and financial condition.

Conflicts of Interest Risk.  The Adviser, the Sub-Adviser and certain of their affiliates may experience conflicts of interest in connection with the management of the Fund, including, but not limited to: the allocation of the Adviser’s and the Sub-Adviser’s time and resources between the Fund and other investment activities; compensation payable by the Fund to the Adviser and its affiliates; competition with certain affiliates of the Sub-Adviser for investment opportunities; the due diligence review of the Fund by the Dealer Manager, which is an affiliate of the Adviser; investments at different levels of an entity’s capital structure by the Fund and other clients of the Sub-Adviser, subject to the limitations of the 1940 Act; differing recommendations given by the Sub-Adviser to the Fund compared to recommendations to other clients; restrictions on the Adviser’s and the Sub-Adviser’s existing business relationships or use of material non-public information with respect to potential investments by the Fund; the formation of additional investment funds or entrance into other investment banking, advisory, investment advisory and other relationships by the Adviser, the Sub-Adviser or their affiliates; and limitations on purchasing or selling securities to other clients of the Adviser, the Sub-Adviser or their respective affiliates and on entering into “joint” transactions with certain of the Fund’s, the Adviser’s or the Sub-Adviser’s affiliates. See “Conflicts of Interest.”

Conflicts of Interest Risk in Respect to the Dealer Manager.  The Dealer Manager does, and may in the future, act as the distributor for other managed companies, such as companies sponsored by or affiliated with the Adviser and its affiliates (“Stira”), which are currently in the process of offering shares, such as STAR III. In addition, future programs sponsored by Stira may seek to raise capital through offerings conducted concurrently with the Fund’s offering. The Dealer Manager could also act as the distributor, or engage in wholesaling activities, of offerings not sponsored by Stira. As a result, the Dealer Manager may face conflicts of interest arising from potential competition with these other programs for investors and investment capital. Such conflicts may not be resolved in the Fund’s favor and an investor will not have the opportunity to evaluate the manner in which these conflicts of interest are resolved before or after making an investment.

Sub-Adviser Relationships.  The Fund expects that the Sub-Adviser will depend on its relationships with private equity sponsors, investment banks and commercial banks, and the Fund expects to rely to a significant extent upon these relationships, to provide it with potential investment opportunities. If the Sub-Adviser fails to maintain its existing relationships or develop new relationships with other sponsors or sources of investment opportunities, the Fund may not be able to grow its investment portfolio. In addition, individuals with whom the Sub-Adviser has relationships are not obligated to provide the Fund with investment opportunities and, therefore, there is no assurance that such relationships will generate investment opportunities for the Fund.

Sub-Adviser and BNY Mellon Conflicts of Interest Policies and Procedures Risk.  The Sub-Adviser and BNY Mellon have various conflicts of interest, which could affect the Sub-Adviser’s performance as investment sub-adviser to the Fund as well as the Fund’s investment performance. See “Conflicts of Interest”

in this prospectus and “Management of the Fund — Sub-Adviser Potential Conflicts of Interest” in the Statement of Additional Information. Specified policies and procedures implemented by the Sub-Adviser and BNY Mellon to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across BNY Mellon’s various businesses on which the Adviser expects to draw for purposes of pursuing attractive investment opportunities. Because BNY Mellon has many different asset management and advisory businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across BNY Mellon’s various businesses, BNY Mellon and the Sub-Adviser have implemented certain policies and procedures may reduce the benefits to the Fund otherwise expected from engaging the Sub-Adviser to find attractive investments. For example, BNY Mellon may come into possession of material non-public information with respect to companies in which competing funds may be considering making an investment or companies that are BNY Mellon advisory clients. As a consequence, that information, which could be of benefit to the Fund, might become restricted to those respective businesses and otherwise be unavailable to the Sub-Adviser and the Fund. In addition, certain activities of the Sub-Adviser and its affiliates could restrict the activities of the Fund, including, without limitation, the pursuit of investment opportunities.

Certain Sub-Adviser and BNY Mellon policies and procedures also relate to allocation of investment opportunities. Other investment vehicles of the Sub-Adviser and BNY Mellon, including Alcentra Capital Corporation (NASDAQ: “ABDC”), a business development company whose shares are listed on the NASDAQ Global Select Market, have strategies similar to that of the Fund. The Fund may not always be allocated investment opportunities in the same manner as such other investment vehicles or at all.

Adviser and Sub-Adviser Incentive Fee Risk.  The Investment Advisory Agreement entitles the Adviser to receive incentive compensation on income regardless of any capital losses. In such case, the Fund may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of the Fund’s portfolio or if the Fund incurs a net loss for that quarter.

Any Incentive Fee payable by the Fund that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the Incentive Fee will become uncollectible. The Adviser is not under any obligation to reimburse the Fund for any part of the Incentive Fee it received that was based on accrued income that the Fund never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in the Fund’s paying an Incentive Fee on income it never received.

The Incentive Fee payable by the Fund to the Adviser may create an incentive for it to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the Incentive Fee payable to the Adviser is determined may encourage it to use leverage to increase the return on the Fund’s investments. In addition, the fact that the Base Management Fee is payable based upon the Fund’s average daily gross assets, which would include any borrowings for investment purposes, may encourage the Adviser to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor shareholders. Such a practice could result in the Fund’s investing in more speculative securities than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns. In addition, since the Sub-Adviser will receive a portion of the advisory fees paid to the Adviser, the Sub-Adviser may have an incentive to recommend investments that are riskier or more speculative.

Closed-end Fund; Liquidity Risks.  The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors and the Shares are not intended to be a typical traded investment. An investor should not invest in Shares if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV.

Competition for Investment Opportunities.  The Fund competes for investments with other closed-end funds and investment funds, as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities may intensify. Some of the Fund’s competitors may be larger and have greater financial, technical and marketing resources than it does. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than it has. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than it is able to do. The Fund may lose investment opportunities if it does not match its competitors’ pricing. If the Fund is forced to match its competitors’ pricing, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of the Fund’s competitors could force it to accept less attractive investment terms. Furthermore, many of the Fund’s competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on it as a closed-end fund.

Fluctuations in Results.  The Fund could experience fluctuations in its operating results due to a number of factors, including the Fund’s ability or inability to make investments that meet the Fund’s investment objective, the interest rates payable on the debt securities it acquires or originates, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which it encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

Repurchase Risks.  The Fund has no obligation to repurchase Shares at any time, and repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board in its sole discretion. If and when the Fund makes repurchase offers, the Fund may offer to repurchase Shares at a price that is lower than the price that shareholders paid for Shares in this offering. As a result, to the extent shareholders have the ability to sell their Shares to the Fund pursuant to a repurchase offer, the price at which a shareholder may sell Shares, which will be the NAV per Share in effect on the date of repurchase, may be lower than the price that such shareholder paid for Shares in this offering.

In addition, in the event a shareholder chooses to participate in a repurchase offer, the shareholder will be required to provide the Fund with notice of intent to participate prior to knowing what the repurchase price will be on the repurchase date. Although the shareholder may have the ability to withdraw a repurchase request prior to the repurchase date, to the extent the shareholder seeks to sell Shares to the Fund as part of a repurchase offer, the shareholder will be required to do so without knowledge of what the repurchase price of the Shares will be on the repurchase date. It is possible that general economic and market conditions could cause a decline in the NAV per Share prior to the repurchase date.

In addition, substantial requests for the Fund to repurchase Shares could require the Fund to have to liquidate a portion of its investment portfolio more rapidly than otherwise desirable in order to raise cash to fund the repurchases. This could have a material adverse effect on the value of the Shares. Substantial repurchases of Shares could also result in a sizeable decrease in the Fund’s net assets, resulting in an increase in the Fund’s total annual operating expense ratio. See “Share Repurchase Program.”

Distribution Payment Risk.  The Fund cannot assure investors that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, net investment income, financial condition, maintenance of RIC status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.

In the event that the Fund encounters delays in locating suitable investment opportunities, all or a substantial portion of the Fund’s distributions may constitute a return of investor capital and will lower an investor’s tax basis in his or her Shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from the Fund’s investment activities.

Anti-Takeover Risk.  The Fund’s amended and restated declaration of trust (heretofore referred to as the “declaration of trust”) and amended and restated by-laws (heretofore referred to as the “by-laws”), as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire it. Subject to the limitations of the 1940 Act, the Board may, without shareholder action, authorize the issuance of Shares in one or more classes or series, including preferred shares; and the Board may, without shareholder action, amend the Fund’s declaration of trust. These anti-takeover provisions may inhibit a change of control in circumstances that could give shareholders the opportunity to realize a premium over the value of the Shares.

Portfolio Turnover Risk.  The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% going forward under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to the shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Cybersecurity Risks.  Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its affiliates and third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and, while the Fund has not experienced any material losses relating to cyber-attacks or other information security breaches, the Fund could suffer such losses in the future. The Fund’s and its affiliates’ and third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of their respective affiliates and third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify the Fund’s protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

Bank Holding Company Risk.  BNY Mellon is a bank holding company (a “BHC”) under the Bank Holding Company Act of 1956, as amended (the “BHCA”). BNY Mellon is also a financial holding company, or “FHC,” under the BHCA, which is a status available to BHCs that meet certain criteria. FHCs may engage in a broader range of activities than BHCs that are not FHCs. However, the activities of FHCs and their affiliates remain subject to certain restrictions imposed by the BHCA and related regulations. Because BNY Mellon may be deemed to “control” the Fund within the meaning of the BHCA, these restrictions could apply to the Fund as well. Accordingly, the BHCA and other applicable banking laws, rules, regulations and guidelines, and their interpretation and administration by the appropriate regulatory agencies, including but not limited to the Federal Reserve, may restrict the transactions and relationships between the Sub-Adviser, BNY Mellon and their affiliates, on the one hand, and the Fund on the other hand, and may restrict the Fund’s investments, transactions and operations. For example, the BHCA regulations applicable to BNY Mellon and the Fund may, among other things, restrict the Fund’s ability to make certain investments or the size of certain investments, impose a maximum holding period on some or all of the Fund’s investments, and restrict the Sub-Adviser’s ability to participate in the management and operations of the companies in which the Fund invests. In addition, certain BHCA regulations may require aggregation of the positions owned, held or controlled by related entities. Thus, in certain circumstances, positions held by BNY Mellon and its affiliates (including the Sub-Adviser) for client and proprietary accounts may need to be aggregated with positions held by the Fund. In this case, where BHCA regulations impose a cap on the amount of a position that may be held, BNY Mellon may utilize available capacity to make investments for its proprietary accounts or for the accounts of other clients, which may require the Fund to limit and/or liquidate certain investments.

These restrictions may materially adversely affect the Fund by, among other things, affecting the Sub-Adviser’s ability to pursue certain strategies within the Fund’s investment program or trade in certain securities. In addition, BNY Mellon may cease in the future to qualify as an FHC, which may subject the Fund to additional restrictions. Moreover, there can be no assurance that the bank regulatory requirements applicable to BNY Mellon and the Fund will not change, or that any such change will not have a material adverse effect on the Fund.

BNY Mellon may in the future, in its sole discretion and without notice to investors, engage in activities impacting the Fund and/or the Sub-Adviser in order to comply with the BHCA or other legal requirements applicable to, or reduce or eliminate the impact or applicability of any bank regulatory or other restrictions on, BNY Mellon, the Fund or other funds and accounts managed by the Sub-Adviser and its affiliates. BNY Mellon may seek to accomplish this result by causing the Sub-Adviser to resign as the Fund’s sub-adviser, reducing the amount of BNY Mellon’s investment in the Fund (if any), or any combination of the foregoing, or by such other means as it determines in its sole discretion. Any replacement investment sub-adviser appointed by the Fund may be unaffiliated with BNY Mellon.

Risks Related to an Investment in the Shares

Shares Not Listed; No Market for Shares.  The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Shares, unlike an investment in a typical closed-end fund, is not a liquid investment.

The Fund believes that an unlisted closed-end structure is most appropriate for the long-term nature of the Fund’s strategy. This structure allows the Fund to operate with a long-term view, similar to that of other types of private investment funds — instead of managing to quarterly market expectations — and to pursue its investment objective without subjecting its investors to the daily share price volatility associated with the public markets because the Shares will not be listed on a national securities exchange. To provide shareholders with limited liquidity, the Fund intends to conduct quarterly repurchase offers pursuant to its share repurchase program beginning the calendar quarter ending December 31, 2018. This will be the only method of liquidity that the Fund offers prior to a Liquidity Event. Also, if shareholders invest through a fee-based program, also known as a wrap account, of an investment dealer, their liquidity may be further restricted by the terms and conditions of such program, which may limit their ability to request the repurchase of their shares that are held in such account. See “Share Repurchase Program.” Therefore, shareholders may not be able to sell their shares promptly or at a desired price.

Risk That a Liquidity Event May Not Occur.  A Liquidity Event could include (i) a listing of Shares on a national securities exchange, (ii) the sale of all or substantially all of the Fund’s assets either on a complete portfolio basis or individually followed by a liquidation or (iii) a merger or another transaction approved by the Board in which the Fund likely will receive cash or shares of a publicly-traded company followed by a distribution of such cash or shares to shareholders. However, the Fund is not required to complete a Liquidity Event and may choose not to do so for an indefinite period. Prior to the completion of a Liquidity Event, the Fund’s share repurchase program may provide a limited opportunity for shareholders to have their Shares repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price paid for the Shares being repurchased.

Funding Future Capital Needs Risk.  The net proceeds from this offering may be used for the Fund’s investment opportunities, operating expenses and for payment of various fees and expenses, such as the Base Management Fee, Incentive Fee and other fees. Any working capital reserves the Fund maintains may not be sufficient for investment purposes, and the Fund may require debt or equity financing to operate. Accordingly, in the event that the Fund develops a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to it. Consequently, if the Fund cannot obtain debt or equity financing on acceptable terms, or at all, the Fund’s ability to acquire investments and to expand the Fund’s operations will be adversely affected. As a result, the Fund would be less able to allocate its portfolio among various issuers and industries and achieve its investment objective, which may negatively impact its results of operations and reduce its ability to make distributions.

Uncertain Exit Strategies.  Due to the illiquid nature of some of the positions that the Fund is expected to acquire, as well as the risks associated with the Fund’s investment strategies, the Fund is unable to predict with confidence what the exit strategy may ultimately be for any given investment, or that one will definitely be available. Exit strategies that appear to be viable when an investment is initiated may be precluded by the time the investment is ready to be realized due to economic, legal, political or other factors.

Purchase Price Risk.  Following the first closing, the purchase price at which an investor purchases Shares will be determined at each subsequent closing and will equal the NAV per Share as of such date, plus upfront selling commissions and dealer manager fees. As a result, in the event of an increase in the Fund’s NAV per Share, an investor’s purchase price may be higher than the prior closing price per Share, and therefore an investor may receive fewer Shares than if an investor had subscribed at the prior closing price.

Insufficient Capital Raise Risk.  There is no assurance that the Fund will raise sufficient proceeds in this offering to allow the Fund to purchase a portfolio of investments allocated among various issuers and industries and generate income sufficient to cover the Fund’s expenses. As a result, the Fund may be unable to achieve their investment objective and an investor could lose some or all of the value of his or her investment in the Fund.

“Best-Efforts” Offering Risk.  This offering is being made on a best efforts basis, whereby the Dealer Manager is only required to use its best efforts to sell the Shares and has no firm commitment or obligation to purchase any of the Shares. To the extent that less than the maximum offering is subscribed for, the opportunity for the allocation of the Fund’s investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of the Fund’s expenses over a smaller capital base.

No Independent Due Diligence Review Risk.  The Dealer Manager is an affiliate of the Fund. As a result, its due diligence review and investigation of the Fund and this prospectus cannot be considered to be an independent review. Therefore, an investor does not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in a firm commitment underwritten public securities offering.

Inadequate Network of Broker-Dealer Risk.  The success of the Fund’s continuous public offering, and correspondingly the Fund’s ability to implement its investment objective and strategies, depends upon the ability of the Dealer Manager to establish, operate and maintain a network of Participating Broker-Dealers to sell the Shares. If the Dealer Manager fails to perform, the Fund may not be able to raise adequate proceeds through the Fund’s continuous public offering to implement the Fund’s investment objective and strategies. If the Fund is unsuccessful in implementing its investment objective and strategies, an investor could lose all or a part of his or her investment in the Fund.

Investment Dilution Risk.  The Fund’s investors do not have preemptive rights to any Shares the Fund may issue in the future. The Fund’s declaration of trust authorizes it to issue an unlimited number of Shares. A majority of the Board may amend the Fund’s declaration of trust. After an investor purchases Shares, the Board may elect to sell additional Shares in the future or issue equity interests in private offerings. To the extent the Fund issues additional equity interests after an investor purchases its Shares, such investor’s percentage ownership interest in the Fund will be diluted.

Risks Related to Debt Financing and Leverage

General Leverage Risks.  The Fund may in the future issue debt securities or preferred shares and/or borrow money from banks or other financial institutions, which are referred to collectively herein as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Ac, the

Fund will be permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as its asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of gross assets (less all liabilities and indebtedness not represented by senior securities) to outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. In addition, the Fund will be permitted to issue additional shares of preferred shares so long as its asset coverage ratio with respect thereto, to outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of outstanding preferred shares, is at least 200% after each issuance of such preferred shares. If the value of the Fund’s assets declines, the Fund may be unable to satisfy these tests. If that happens, the Fund may be required to sell a portion of its investments and, depending on the nature of its leverage, repay a portion of its indebtedness or redeem outstanding shares of preferred shares, in each case at a time when doing so may be disadvantageous. Also, any amounts that the Fund uses to service its indebtedness or preferred dividends would not be available for distributions. Furthermore, as a result of issuing senior securities, the Fund would also be exposed to typical risks associated with leverage, including an increased risk of loss. If the Fund issues preferred shares, the preferred shares would rank “senior” to common shares in its capital structure, preferred shareholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of its common shareholders, and the issuance of preferred shares could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of its common shares or otherwise be in the best interests of its common shareholders.

Risk of Loss as a Result of Incurrence of Leverage.  The Fund may borrow funds to make investments. The use of borrowings, also known as leverage, increases the volatility of investments and magnifies the potential for loss on invested equity capital. If the Fund uses leverage to partially finance its investments, through borrowing from banks and other lenders, shareholders will experience increased risks of investing in the Shares. If the value of the Fund’s assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had the Fund not leveraged. Similarly, any decrease in the Fund’s income would cause net income attributable to the Fund’s shareholders to decline more sharply than it would have had the Fund not borrowed. Such a decline could negatively affect the Fund’s ability to make share distribution payments. Leverage is generally considered a speculative investment technique.

Effect of Leverage on Interest Rates.  If the Fund borrows funds to make investments, the Fund’s net investment income will depend, in part, upon the difference between the rate at which it borrows funds and the rate at which it invests those funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on the Fund’s net investment income. In periods of rising interest rates when the Fund has debt outstanding, the Fund’s cost of funds will increase, which could reduce the Fund’s net investment income. The Fund expects that its long-term fixed-rate investments will be financed primarily with equity and long-term debt. The Fund may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit the Fund’s ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on its business, financial condition and results of operations. Also, the Adviser has limited experience in entering into hedging transactions, and may have to purchase or develop such expertise.

U.S. Federal Income Tax Risks

Risks Related to Fund’s RIC Status.  To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, in order to qualify as a RIC, the Fund must derive at least 90% of its gross income for each tax year from dividends, interest, payments with respect to certain securities, loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stock or other securities. The Fund must also meet certain asset diversification requirements at the end of each quarter of each of its tax years. Failure to meet these diversification requirements on the last day of a quarter may result in the Fund having to dispose of certain investments quickly in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times, and may result in substantial losses to the Fund. In addition, in order to be eligible for the special tax treatment accorded RICs, the Fund must meet the annual distribution requirement, requiring it to distribute with respect to each tax year dividends of an amount at least equal to 90% of the sum of its “investment company taxable income” (generally its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and its net tax-exempt income (if any), determined without regard to any deduction for dividends paid, to shareholders. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions in order to re-qualify as a RIC.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income.  Certain of the Fund’s investments will require the Fund to recognize taxable income in a tax year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in loans and other debt obligations that will be treated as having “market discount” and/or OID for U.S. federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of Shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations. In the event the Fund realizes net capital gains from such liquidation transactions, the shareholders may receive larger capital gain distributions than it or they would in the absence of such transactions.

Instruments that are treated as having OID for U.S. federal income tax purposes may have unreliable valuations because their continuing accruals require judgments about the collectability of the deferred payments and the value of any collateral. Loans that are treated as having OID generally represent a significantly higher credit risk than coupon loans. Accruals on such instruments may create uncertainty about the source of Fund distributions to shareholders. OID creates the risk of non-refundable cash payments to the Adviser based on accruals that may never be realized. In addition, the deferral of PIK interest also reduces a loan’s loan-to-value ratio at a compounding rate.

Uncertain Tax Treatment.  The Fund may invest a portion of its net assets in below investment grade instruments (commonly referred to as “high-yield” or “junk” securities). Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in order to seek to ensure that it distributes sufficient income so that it does not become subject to U.S. federal income or excise tax.

Legislative or Regulatory Tax Changes.   In recent years, numerous legislative, judicial and administrative changes have been made in the provisions of the federal income tax laws applicable to investments similar to an investment in the Shares. In particular, on December 22, 2017, President Trump signed the Tax Cuts and Jobs Act (the “Tax Act”) into law. The Tax Act includes sweeping changes to U.S. tax laws and represents the most significant changes to the Internal Revenue Code since 1986. Additional changes to the tax laws are likely to continue to occur, and the Fund cannot assure shareholders that any such changes will not adversely affect their taxation, the investment in the Shares or the market value or the resale potential of the Fund’s assets. Shareholders are urged to consult with their own tax advisor with respect to the impact of recent legislation, including the Tax Act, on their investment in the Shares and the status of legislative, regulatory or administrative developments and proposals and their potential effect on an investment in the Shares.

MANAGEMENT OF THE FUND

General

Pursuant to the Fund’s declaration of trust and by-laws, the Fund’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board consists of five members, three of whom are considered Independent Trustees. The Trustees are subject to removal or replacement in accordance with Delaware law and the Fund’s declaration of trust. The Trustees serving on the Board were elected by the organizational trustees of the Fund. The Statement of Additional Information provides additional information about the Trustees.

The Adviser serves as the Fund’s investment adviser pursuant to the terms of the Investment Advisory Agreement and subject to the authority of, and any policies established by, the Board. Pursuant to the Investment Advisory Agreement, the Adviser manages the Fund’s investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund’s officers and Trustees regularly. The Adviser has engaged the Sub-Adviser to act as the Fund’s investment sub-adviser.

The Sub-Adviser is the U.S. subsidiary of Alcentra Group, an asset management platform focused on below-investment grade credit, with offices in London, New York and Boston and representatives in Singapore and Hong Kong. In January 2006, Alcentra Group was purchased by BNY Mellon. As a subsidiary of BNY Mellon, Alcentra Group manages approximately $34.7 billion in below-investment grade debt assets across more than 75 investment vehicles and funds.

The Board, including a majority of the Independent Trustees, oversees and monitors the Fund’s investment performance and, beginning with the second anniversary of the effective date of the Investment Advisory Agreement, will annually review the Investment Advisory Agreement and the Investment Sub-Advisory Agreement to determine, among other things, whether the fees payable under such agreements are reasonable in light of the services provided.

Investment Personnel

The management of the Fund’s investment portfolio is the responsibility of the Sub-Adviser, subject to oversight by the Adviser. The Sub-Adviser will make investment decisions for the Fund and execute on its trading strategies.

The portfolio managers listed below are employed by the Sub-Adviser and receive no direct compensation from the Fund in connection with their portfolio management activities. Below is biographical information relating to the portfolio managers of the Sub-Adviser:

Paul Hatfield.  Mr. Hatfield has been Chairman Emeritus of the Board of Alcentra Capital Corporation since April 2017 and a director since June 2013 and has been a member of the board of directors of the Sub-Adviser since July 2008. Mr. Hatfield presently serves as Global Chief Investment Officer of the Sub-Adviser and Alcentra Ltd. and previously served as President and Chief Investment Officer of the Sub-Adviser from July 2008 through 2014 and Chairman of the Board of Alcentra Capital Corporation from March 2014 through April 2017. From 2003 until July 2008 Mr. Hatfield was the senior portfolio manager for European CLOs at Alcentra Ltd. From April 2002 to March 2003, Mr. Hatfield was a senior analyst for the CDO operations of Intermediate Capital Group, where he covered building products and construction, aerospace and consumer credits. Between 1995 and 2001, Mr. Hatfield worked at Deutsche Bank in London for the Leveraged Finance Group. In 1998, while at Deutsche Bank, Mr. Hatfield worked in New York where he supervised Leveraged Finance and the telecom division. Before joining Deutsche Bank, Mr. Hatfield originated a portfolio of mezzanine and development capital loans at FennoScandia Bank. He originally trained as a chartered accountant in the audit division of Arthur Andersen. Mr. Hatfield received a B.A. (Honors) in Economics from Cambridge University.

Kevin Bannon.  Mr. Bannon currently serves as a member of the investment committee of the Sub-Adviser. From April 2008 to June 2015, Mr. Bannon was a Managing Director of Highmount Capital, a $2 billion wealth management firm with offices in New York, Boston and Amsterdam. Mr. Bannon served as Chief Investment Officer and Chairman of the firm’s Investment Policy Committee and was actively involved in expanding Highmount’s capabilities in the alternative investments area. Mr. Bannon retired from BNY Mellon in 2007 after a 28 year career, serving as its Chief Investment Officer from 1993 – 2007. In this role, he was responsible for establishing the investment framework for managing assets in excess of $100 billion for institutional and private clients. He was BNY Mellon’s chief spokesperson on economic and financial market issues and appeared regularly in the financial media. He began his career in 1974 at U.S. Trust. Mr. Bannon is a Director of the Prudential Retail Mutual Funds, Prudential’s closed-end funds and Urstadt Biddle Properties. He serves on the boards of the Boys and Girls Clubs of Northern Westchester, the Kensico Cemetery and the Hundred Year Association of New York. Mr. Bannon has previously served on the boards of Shorewood Packaging Corp., Regis High School and the Lyndhurst Council of the National Trust for Historic Preservation. He represented BNY Mellon on the Board of the W.K. Kellogg Foundation Trust and was the President of the BNY Hamilton Funds, BNY Mellon’s proprietary mutual fund family and BNY Private Investment Management, Inc., overseeing BNY Mellon’s BNY Partners Funds for alternative investments. Mr. Bannon received a B.S. in Economics from the Wharton School of the University of Pennsylvania and an M.B.A. in Finance from the Stern School of New York University. He holds a Chartered Financial Analyst designation.

Branko Krmpotic.  Mr. Krmpotic is a Managing Director and has served as Executive Vice President of Alcentra Capital Corporation since April 2017. Mr. Krmpotic also serves as a member of the investment committee of the Sub-Adviser and leads the team responsible for new deal due diligence, legal documentation and portfolio management. Prior to joining the Sub-Adviser, Mr. Krmpotic was a senior analyst at Raven Asset Management, a credit hedge fund focused on a wide variety of credit investments. Mr. Krmpotic also previously structured private investments and loans at GSO Capital Partners (now owned by Blackstone) and before that at Technology Investment Capital Corp. (NASDAQ: TICC). Mr. Krmpotic was a founding member, along with Mr. Echausse, of Alcentra Middle Market at BNY Mellon. Mr. Krmpotic received his M.B.A. from Baruch College — CUNY where he received the Vincent De Lorenzo award for scholastic excellence. He received undergraduate degrees from New York University and University of Belgrade, Serbia.

David Scopelliti.  Mr. Scopelliti is responsible for the overall management and direction of fund investing, including transaction sourcing, deal execution and the monitoring of the Fund’s portfolio companies. Mr. Scopelliti is a Managing Director and has served as Senior Vice President of Alcentra Capital Corporation since March 2015 and has served as a Director of Alcentra Capital Corporation since April 2017. Mr. Scopelliti has served as Senior Vice President and Chief Investment Officer of U.S. Direct Lending of the Sub-Adviser since July 2014 and April 2017, respectively. Since 2004, Mr. Scopelliti has also served as a Director of Student Transportation Inc. (NASDAQ: STB). From June 2007 to June 2014, Mr. Scopelliti was a Principal at GarMark where he focused on investing subordinated debt and equity in middle market companies. Prior to joining GarMark, Mr. Scopelliti served as the Managing Director with Pacific Corporate Group, an alternative asset investment and consulting firm, responsible for discretionary and non-discretionary private investment programs for corporate and governmental entities. Prior to that, Mr. Scopelliti was Head of Private Equity for the Connecticut Retirement Plans and Trust Funds. In that role, he was responsible for restructuring, restarting and managing its $4 billion global private equity program. He was also previously head of ING Capital’s Merchant Banking Group in New York investing debt and equity capital into middle-market companies for acquisitions, growth and recapitalizations with a focus on transportation, homeland security, consumer and environmental services. Mr. Scopelliti serves as a Director of Athena Wellness Brands and from April 2008 to July 2013, Mr. Scopelliti served as a Director of Nudo Products Inc.

Ellida McMillan.  Ms. McMillan has served as Chief Financial Officer and Chief Operating Officer of Alcentra Capital Corporation since April 2017 and as Treasurer and Secretary of Alcentra Capital Corporation since November 2013. Ms. McMillan previously served as Chief Accounting Officer of Alcentra Capital Corporation from November 2013 to April 2017. Prior to joining Alcentra Capital Corporation, Ms. McMillan served as a CPA/Partner consultant with Tatum US, a financial and technology consulting and advisory firm. Prior to joining Tatum US, from January 2007 through March 2012, Ms. McMillan owned McMillan Consulting, which provided management and financial consulting for small to medium sized businesses, including advising on accounting, financial reporting and analysis and other financial matters. Previously, Ms. McMillan was a corporate controller at KBC Financial Holdings, a subsidiary of KBC Financial Products UK Ltd, which engaged in the sales, structuring and risk management of equity linked and equity derivatives instruments, from 2000 until 2004. Prior to KBC Financial Holdings, Ms. McMillan was an associated director of Fixed Income Derivatives at Bear Stearns & Co. from 1999 until 2000. Ms. McMillan began her career as an auditor at Arthur Andersen in the financial service sector. Ms. McMillan holds a B.S. from Fairfield University and is a licensed CPA.

The Statement of Additional Information provides additional information about the compensation of investment personnel, other accounts managed by investment personnel and ownership of Shares by investment personnel.

Control Persons and Principal Holders of Securities

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. There are no control persons of the Fund.

Administrative Services

Pursuant to the Administration Agreement, the Adviser oversees the day-to-day operations of the Fund, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. The Adviser also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records which the Fund is required to maintain and preparing reports to shareholders and reports filed with the SEC. In addition, the Adviser assists the Fund in calculating the Fund’s NAVs, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others.

The Fund reimburses the Adviser for its actual costs incurred in providing these administrative services, including the Adviser’s allocable portion of the compensation and related expenses of certain personnel of the Adviser providing administrative services to the Fund on behalf of the Adviser. The Adviser is required to allocate the cost of such services to the Fund, as applicable, based on factors such as assets, revenues and/or time allocations. At least annually the Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of administrative expenses to the Fund and certain affiliates of the Adviser. The Board then assess the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board compares the total amount paid to the Adviser for such services as a percentage of the Fund’s net assets to the same ratios reported by other comparable investment companies. The Fund does not reimburse the Adviser for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of the Adviser.

In addition, the Fund has contracted with State Street Bank and Trust Company (“State Street”) to provide various accounting and administrative services, including preparing preliminary financial information for review by the Adviser, preparing and monitoring expense budgets, maintaining accounting books and records, processing trade information for the Fund and performing certain portfolio compliance testing.

Custodian, Distribution Paying Agent, Transfer Agent and Registrar

State Street, which has its principal office at One Lincoln Street, Boston, MA 02111-2900, serves as custodian to the Fund. State Street also provides accounting services to the Fund and serves as the Fund’s distribution paying agent, transfer agent and registrar. DST Systems, Inc. (“DST”), which has its principal office at 1055 Broadway, 7th Floor, Kansas City, Missouri 64105, serves as the Fund’s distribution paying agent, transfer agent and registrar.

FUND EXPENSES

The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund. As described below, however, the Fund bears all other expenses incurred in the business of the Fund, including amounts that the Fund reimburses to the Adviser for certain administrative services that the Adviser provides or arranges at its expense to be provided to the Fund pursuant to the Administration Agreement. The services provided pursuant to the Administration Agreement include providing office space and other support services, maintaining and preserving certain records, preparing and filing various materials with state and U.S. federal regulators, providing general ledger accounting, fund accounting, legal services, investor relations and other administrative services and arranging for payment of the Fund’s expenses.

Expenses borne directly by the Fund (and thus indirectly by the shareholders) include:

•	organization and offering costs of the Fund;
•	corporate and organizational expenses relating to borrowings and offerings of the Shares and other securities and incurrences of any indebtedness, subject to limitations included in the Investment Advisory Agreement;
•	the cost of calculating the Fund’s NAV, including the cost of any third-party valuation services;
•	the cost of effecting sales and repurchases of the Shares and other securities;
•	investment advisory fees of the Adviser;
•	fees payable to third parties relating to, or associated with, making, monitoring and disposing of investments and valuing investments and enforcing contractual rights, including fees and expenses associated with performing due diligence reviews of prospective investments;
•	research and market data (including news and quotation equipment and services and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);
•	transfer agent and custodial fees;
•	fees and expenses associated with the Fund’s marketing efforts;
•	interest payable on debt, if any, incurred to finance the Fund’s investments;
•	federal and state registration fees;
•	federal, state and local taxes;
•	the fees and expenses of any Independent Trustee;
•	the costs of proxy statements, shareholders’ reports and notices;
•	fidelity bond, trustees and officers/errors and omissions liability insurance and other insurance premiums;
•	direct costs such as printing, mailing, long distance telephone and staff costs;
•	fees and expenses associated with independent audits, internal audit and outside legal costs;
•	the costs associated with the Fund’s reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;
•	brokerage commissions for the Fund’s investments; and
•	all other fees and expenses incurred by the Adviser or the Fund in connection with administering the Fund’s business, including all fees and expenses incurred by the Adviser in performing its obligations under the Investment Advisory Agreement and the reimbursement of the allocable portion of the compensation of the Fund’s principal financial officer, chief compliance officer and administrative support, to the extent they are not controlling persons of the Adviser or any of its affiliates, subject to the limitations included in the Investment Advisory Agreement.

Except as otherwise described in this prospectus, the Adviser and the Sub-Adviser will each be reimbursed by the Fund for any of the above expenses that they pay on behalf of the Fund, including administrative expenses they incur on such entity’s behalf.

Expense Support Agreement

Pursuant to the Expense Support Agreement, the Adviser has agreed to reimburse the Fund for expenses in an amount that is sufficient to: (i) ensure that no portion of the Fund’s distributions to shareholders will be paid from offering proceeds or borrowings, and/or (ii) reduce the Fund’s operating expenses until it has achieved economies of scale sufficient to ensure that it bears a reasonable level of expense in relation to its investment income. Pursuant to the Expense Support Agreement, the Fund will have a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under such agreement, including certain organization and offering costs that have been included in operating expenses, if the following conditions are met. First, the Adviser will be entitled to receive reimbursement payments if, during any fiscal quarter occurring within three years of the date on which the Adviser funded such amount, the sum of the Fund’s net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by the Fund to its shareholders. Second, the Fund and the Adviser have agreed that the Fund will make reimbursement payments only if its current “operating expense ratio” is equal to or less than its operating expense ratio at the time the corresponding expense payment obligation was incurred by the Adviser. For this purpose, the “operating expense ratio” is defined as all expenses borne by the Fund, except for organizational and offering expenses, base management and incentive fees owed to the Adviser and interest expense, as a percentage of net assets. Finally, for organization and offering costs that have been included in operating expenses, the Fund will limit reimbursement of such expenses to the sum of: (i) all expense payments paid by the Adviser to the Fund in cash and not previously reimbursed and (ii) non-organization and offering costs included in operating expenses incurred by the Adviser and its affiliates and accrued as payables by the Fund; provided, that, organization and offering costs incurred by the Adviser and its affiliates and accrued as payables by the Fund will only be reimbursed up to a limit of 1.0% of gross proceeds raised in this offering.

The Fund or the Adviser may terminate the Expense Support Agreement at any time. The Adviser has indicated that it expects to continue such reimbursements until it deems that the Fund has achieved economies of scale sufficient to ensure that it bears a reasonable level of expenses in relation to its income. If the Fund terminates the Investment Advisory Agreement, it will be required to repay the Adviser, subject to repayment conditions, all reimbursements funded by the Adviser within three years of the date of termination. If the Board decides to liquidate the Fund, the Expense Support Agreement will automatically terminate, and all reimbursements funded by the Adviser will be due within thirty (30) days of such termination date. The specific amount of expenses reimbursed by the Adviser, if any, will be determined at the end of each quarter. There can be no assurance that the Expense Support Agreement will remain in effect or that the Adviser will reimburse any portion of the Fund’s expenses in future quarters.

Organization and Offering Costs

Organization costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. The Fund’s offering costs include, among other things, legal, accounting, printing and other expenses pertaining to this offering. Notwithstanding the foregoing, the Fund shall not be liable for organization and offering expenses to the extent that organization and offering expenses, together with all prior organization and offering expenses (other than selling commissions, dealer manager fees and annual distribution and servicing fees), exceed 1.0% of the aggregate gross proceeds from the offering of Shares. Organization costs will be expensed as incurred and offering costs will be capitalized on the Fund’s statement of assets and liabilities as deferred offering costs and will be amortized to deferred offering expense on the Fund’s statement of operations over a twelve month period. The Adviser is responsible for the payment of the Fund’s cumulative organization and offering costs to the extent they exceed 1.0% of the aggregate gross proceeds raised in this offering, without recourse against or reimbursement by the Fund.

MANAGEMENT AND INCENTIVE FEES

Pursuant to the Investment Advisory Agreement, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components — the Base Management Fee and the Incentive Fee. The Investment Sub-Advisory Agreement provides that the Sub-Adviser will receive 50% of all fees payable to the Adviser under the Investment Advisory Agreement with respect to each year, subject to a separate expense sharing arrangement agreed upon by the Adviser and the Sub-Adviser.

Base Management Fee

The Base Management Fee is calculated at an annual rate of (i) 2.00% of the Fund’s first $500,000,000 in gross assets, including assets purchased with borrowed funds or other forms of leverage, but excluding any cash and cash equivalents; (ii) 1.75% of the Fund’s gross assets that exceed $500,000,000 but are less than or equal to $1,000,000,000, including assets purchased with borrowed funds or other forms of leverage, but excluding any cash and cash equivalents; and (iii) 1.50% of the Fund’s gross assets that exceed $1,000,000,001, including assets purchased with borrowed funds or other forms of leverage, but excluding any cash and cash equivalents. The Base Management Fee will be payable quarterly in arrears and will be calculated based on the average value of the Fund’s gross assets at the end of the two most recently completed calendar quarters (and, in the case of the Fund’s first quarter, its gross assets as of such quarter-end).

Incentive Fee

The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.75% per quarter (or an annualized hurdle rate of 7.00%). For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Base Management Fee, expenses reimbursed to the Adviser under the Investment Advisory Agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the offering and organization expenses and the Incentive Fee). “Adjusted capital” is the sum of (i) cumulative gross proceeds generated from issuances of the Shares (including the DRP), which includes the sales load, if applicable, less (ii) distributions to investors that represent a return of capital and amounts paid for share repurchases pursuant to the Fund’s share repurchase program.

The calculation of the Incentive Fee for each quarter is as follows:

•	No Incentive Fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.75%.
•	100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.9375% in any calendar quarter (7.75% annualized) is payable to the Adviser. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.9375% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with a portion of the income incentive fees that the Advisor would have earned if not for the hurdle rate.
•	15.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.9375% in any calendar quarter (7.75% annualized) is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (15.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the Adviser).

The following is a graphical representation of the calculation of the Incentive Fee:

Quarterly Incentive Fee
Fund’s pre-incentive fee net investment income
(expressed as a percentage of the Fund’s adjusted capital)

Percentage of the Fund’s pre-incentive fee net investment income allocated to the Incentive Fee.

These calculations will be appropriately prorated for any period of less than three months.

Approval of the Investment Advisory and Sub-Advisory Agreements

The Investment Advisory Agreement and Investment Sub-Advisory Agreement were both approved by the Board and became effective on August 8, 2017 in connection with the Fund satisfying the terms of the Minimum Offering Requirement. Any renewal of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement will be made in accordance with, and on the basis of an evaluation satisfactory to the Board, as required by Section 15(c) of the 1940 Act and the applicable rules and regulations thereunder, including consideration of, among other factors, (i) the nature, quality and extent of the services provided by the Adviser and the Sub-Adviser under the Investment Advisory Agreement and Investment Sub-Advisory Agreement, (ii) the investment performance of the Fund, the Adviser and the Sub-Adviser, (iii) comparative information with respect to advisory fees and other expenses paid by other comparable investment companies and (iv) information about the services performed by the Adviser and the Sub-Adviser and the personnel of the Adviser and the Sub-Adviser providing such services under the Investment Advisory Agreement and the Investment Sub-Advisory Agreement.

DETERMINATION OF NET ASSET VALUE

The Fund determines the NAV per Share on at least a quarterly basis. The Fund calculates NAV per Share by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash and other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding Shares. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”), issued by the Financial Accounting Standards Board, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

For purposes of calculating NAV, the Board uses the following valuation methods:

•	The market value of each security traded on a national securities exchange is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.
•	If no sale is reported for a security traded on a national securities exchange on the valuation date or if a security is an OTC Security, the Fund values such investments using quotations obtained from an independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund obtains bid and ask prices directly from dealers who make a market in such securities. In all such cases, investments are valued at the mid-point of the average bid and ask prices obtained from such sources.
•	To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by the Board in accordance with the Fund’s valuation policy. In making such determination, the Board may rely upon valuations obtained from an approved independent third-party valuation service. The Fund intends for each of its directly originated investments to be valued by an independent third-party valuation service at least annually, and for approximately 25% of the Fund’s directly originated investments to be valued by an independent third-party valuation service each quarter. European loans will be valued annually, in accordance with their audit requirements. With respect to these investments for which market quotations are not readily available, the Fund undertakes a multi-step valuation process each quarter, as described below:
º	the quarterly fair valuation process begins with the investment personnel of the Sub-Adviser reviewing and documenting preliminary valuations for each investment, which valuations may be obtained from an approved independent third-party valuation service, if applicable;
º	investment personnel of the Sub-Adviser then provide the Adviser and the valuation committee of the Board with preliminary valuations for each investment;
º	the preliminary valuations are then presented to and discussed with the valuation committee of the Board and the Adviser;

º	the valuation committee of the Board and the Adviser then review the preliminary valuations and the investment personnel of the Sub-Adviser, together with any approved independent third-party valuation service, if applicable, respond to and supplement the preliminary valuations to reflect any comments provided by the valuation committee of the Board or the Adviser;
º	following its review, the valuation committee of the Board approves the fair valuation of the Fund’s investments and recommends that the Board similarly approve the fair valuation of the Fund’s investments; and
º	the Board discusses the valuation of the Fund’s investments and determines the fair value of each such investment in the portfolio in good faith based on various statistical and other factors, including the input and recommendation of the Adviser and the Sub-Adviser, the valuation committee of the Board and any approved independent third-party valuation service, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s consolidated financial statements will refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s consolidated financial statements. In making its determination of fair value, the Board may use any approved independent third-party pricing or valuation service; provided that the Board shall not be required to determine fair value in accordance with the valuation provided by any single source, and the Board shall retain the discretion to use any relevant data, including information obtained from the Adviser, the Sub-Adviser or any approved independent third-party valuation or pricing service, that the Board deems to be reliable in determining fair value under the circumstances.

Below is a description of factors that the Adviser, the Sub-Adviser, any approved independent third-party valuation service and the Board may consider when determining the fair value of the Fund’s investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Fund may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing the borrower’s debt.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

The Fund’s equity interests in companies for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, are valued at fair value. The Board, in its determination of fair value, may consider various factors, including, but not limited to, multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, recapitalization, restructuring or other related items.

The Sub-Adviser, the Adviser, any approved independent third-party valuation service and the Board may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the companies, the acquisition price of such investment or industry practices in determining fair value. The Adviser, the Sub-Adviser, any approved independent third-party valuation service and the Board may also consider the size and scope of a company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of the companies relative to comparable firms, as well as such other factors as the Board, in consultation with the Adviser, the Sub-Adviser and any approved independent third-party valuation service, if applicable, may consider relevant in assessing fair value.

When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The Board will subsequently value the warrants or other equity securities received at fair value.

Securities that carry certain restrictions on sale typically will be valued at a discount from the public market value of the security, where applicable.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (e.g., movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith by the Board in consultation with the Adviser, the Sub-Adviser and any approved independent third-party valuation or pricing service, if applicable.

Swaps typically will be valued using valuations provided by an approved independent third-party pricing service. Such valuations generally will be based on the present value of fixed and projected floating rate cash flows over the term of the swap contract and, in the case of credit default swaps, generally will be based on credit spread quotations obtained from broker-dealers and expected default recovery rates determined by the approved independent third-party pricing service using proprietary models. Future cash flows will be discounted to their present value using swap rates provided by electronic data services or by broker-dealers.

The Board is solely responsible for the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the Fund’s valuation policy to the Sub-Adviser, and has authorized the Adviser to engage and utilize independent third-party pricing services and independent third-party valuation services to provide valuation assistance to the Board. The valuation committee of the Board is responsible for overseeing the Adviser’s and the Sub-Adviser’s implementation of the Fund’s valuation process.

CONFLICTS OF INTEREST

The Adviser, the Sub-Adviser and certain of their affiliates may experience conflicts of interest in connection with the management of the Fund, including, but not limited to, the following:

•	the managers, officers and other personnel of the Adviser allocate their time between advising the Fund and managing other investment activities and business activities in which they may be involved;
•	the managers, officers and other personnel of the Sub-Adviser allocate their time between advising the Fund and managing other investment activities and business activities in which they may be involved, including Alcentra Capital Corporation, a business development company whose shares trade on the NASDAQ Global Select Market;
•	the Fund may compete with certain affiliates of the Sub-Adviser for investments, including Alcentra Capital Corporation, whose investment strategy is similar to the Fund’s, subjecting the Sub-Adviser and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending investments on the Fund’s behalf;
•	regardless of the quality of the assets acquired by the Fund, the services provided to the Fund or whether the Fund makes distributions to shareholders, the Adviser and the Sub-Adviser will receive the Base Management Fee in connection with the management of the Fund’s portfolio and may receive the Incentive Fee to the extent the Fund’s “pre-incentive fee net investment income” exceeds the hurdle rate;
•	because the Dealer Manager is an affiliate of the Adviser, its due diligence review and investigation of the Fund and this prospectus cannot be considered to be an independent review;
•	the personnel of the Sub-Adviser allocate their time between assisting the Adviser in identifying investment opportunities and making investment recommendations and performing similar functions for other business activities in which they may be involved, including in connection with the Sub-Adviser’s role as investment adviser to Alcentra Capital Corporation;
•	the Fund may compete with other funds managed by affiliates of the Sub-Adviser for investment opportunities subjecting the Sub-Adviser and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending investments to the Adviser. For example, the Sub-Adviser is an affiliate of BNY Mellon, which is a leading provider of financial services for institutions, corporations and high net worth individuals, providing asset management and wealth management, asset servicing, issuer services, clearing services and treasury services through a worldwide client-focused team. While the Sub-Adviser may benefit from BNY Mellon’s relationship and activities, situations will arise in which the interests of BNY Mellon and its affiliates will conflict with the Fund’s interests and the interests of its shareholders. For example, the Sub-Adviser faces potential conflicts of interest, including those relating to: advisory services, lending and loan syndication; conflicting investment interests; time commitment of professionals; transactions with BNY Mellon and its affiliates; and competing funds and allocation policies. In addition, as a result of restrictions imposed on bank holding companies and entities managed by bank holding companies (including the Fund), the Sub-Adviser may be required or may decide to structure an investment in a manner that would be less favorable to the Fund than structures available to a non-regulated entity;
•	from time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, the Fund and other clients for which the Adviser or the Sub-Adviser provides investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients;

•	the Sub-Adviser and its affiliates may give advice and recommend securities to other clients, in accordance with the investment objective and strategies of such other clients, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis relative to their other clients, even though their investment objective may overlap with those of the Fund;
•	the Adviser, the Sub-Adviser and their respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may compete with the Fund and/or may involve substantial time and resources of the Adviser and the Sub-Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser, the Sub-Adviser and their respective officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other advisees of the Adviser and the Sub-Adviser. Affiliates of the Sub-Adviser engage in investment advisory business with accounts that compete with the Fund and have no obligation to make their investment opportunities available to the Fund;
•	to the extent permitted by the 1940 Act and SEC staff interpretations, and subject to the allocation policies of the Adviser, the Sub-Adviser and any of their respective affiliates, as applicable, the Adviser, the Sub-Adviser and any of their respective affiliates may determine it is appropriate for the Fund and one or more other investment accounts managed by the Adviser, the Sub-Adviser or any of their respective affiliates to participate in an investment opportunity. The Fund is seeking exemptive relief from the SEC to engage in co-investment opportunities with the Adviser, the Sub-Adviser and their respective affiliates. However, there can be no assurance that the Fund will obtain such exemptive relief. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. To mitigate these conflicts, the Adviser and/or the Sub-Adviser, as applicable, will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and
•	the 1940 Act prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires 5% or more of the voting securities of the Fund, the Adviser or the Sub-Adviser, the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or Trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

PURCHASES OF SHARES

On November 7, 2017, the Fund received exemptive relief from the SEC to issue multiple classes of shares and to impose asset-based distribution and servicing fees and early withdrawal fees. The Fund is offering to the public on a continuous basis up to $3,000,000,000 in Class A, Class T, Class D, Class I and Class C common shares of beneficial interest. The Fund is offering to sell any combination of Shares, with an aggregate number of Shares up to the maximum offering amount. The Shares differ with respect to the sales load an investor must pay. The table below summarizes the fees generally payable to the Dealer Manager with respect to the Class A, Class T, Class D, Class I and Class C Shares.

	Class A	Class T	Class D	Class I	Class C
Selling Commissions	6.0%	3.0%	None	None	None
Dealer Manager Fees	2.0%	2.0%	2.0%	None	None
Annual Distribution and Servicing Fees	None	1.0%	None	0.5%	1.0%

Annual distribution and servicing fees will be payable for a maximum of three years for Class T Shares, for a maximum of sixteen years for Class I Shares and for a maximum of eight years for Class C Shares. For Class T and Class C Shares, the annual distribution and servicing fee is comprised of a 0.75% distribution fee and a 0.25% service fee. For Class I Shares, the annual distribution and servicing fee is comprised of a 0.25% distribution fee and a 0.25% service fee. However, regardless of class, each Share will (i) have identical rights with respect to voting and distributions, (ii) will likewise bear its own pro rata portion of the Fund’s expenses and (iii) have the same NAV per Share as each other Share.

Class A Shares have an upfront sales load and no annual distribution and servicing fee, while Class T Shares have a lower upfront sales load and an annual distribution and servicing fee, and Class C Shares have no upfront sales load, but have a higher annual distribution and servicing fee. Class D Shares are intended for investors who have fee-based accounts. Class I Shares are only available to investors who: (1) purchase shares through an IAR or the IAR's registered investment adviser firm has entered into a participating dealer agreement with the Dealer Manager to sell Class I Shares, (2) purchase shares through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers, or (3) are an endowment, foundation, pension fund or other institutional investor.

Shares will be offered through the Dealer Manager at an initial public offering price equal to the Fund’s NAV per Share on the date of closing, plus upfront selling commissions and dealer manager fees, if applicable. In no event will the aggregate underwriting compensation from all sources (determined in accordance with applicable rules of FINRA), including selling commissions, dealer manager fees, distribution and servicing fees, due diligence expenses included in connection with the marketing of this offering and any other underwriting compensation with respect to the Shares, exceed 8.0% of the gross offering proceeds received in this offering. No selling commissions or dealer manager fees will be paid in connection with sales under the DRP.

The Fund will accept initial and additional purchases of Shares on a monthly basis, although the Fund may determine to conduct more frequent closings. The Fund does not issue Shares purchased (and an investor does not become a shareholder with respect to such Shares) until the applicable closing. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of a closing will be held in escrow prior to their investment in the Fund in accordance with Rule 15c2-4 promulgated under the Exchange Act. The Fund reserves the right to reject any purchase of Shares in whole or in part. Unless otherwise required by applicable law, any amounts received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor without interest within ten business days from the date the subscription is rejected.

To purchase Shares in this offering, an investor must complete a subscription agreement for a specific dollar amount and pay such amount at the time of subscription. Investors should make their checks payable to “Stira Alcentra Global Credit Fund.” Subscriptions will be effective only upon the Fund’s acceptance and the Fund reserves the right to reject any subscription in whole or in part. Subscriptions generally will be accepted or rejected within 15 days of receipt by the Fund, and each investor generally will be admitted not later than the first closing after the investor’s subscription was accepted by the Fund. Pending acceptance of an investor’s subscription, proceeds will be deposited into an account for their benefit. There is a minimum initial investment of $5,000 for each class of Shares; however, for qualified accounts the minimum investment is $2,500. In order to satisfy this minimum purchase requirement, unless otherwise prohibited by state law, a husband and wife may jointly contribute funds from their separate IRAs, provided that each such contribution is made in increments of $100. Investors should note that an investment in Shares will not, in and of itself, create a retirement plan and that, in order to create a retirement plan, investors must comply with all applicable provisions of the Code. If investors have satisfied the applicable minimum purchase requirement, any additional purchase must be in increments of at least $100, except for purchases made pursuant to the Fund’s DRP, which are not subject to any minimum investment requirements. See “Distributions — Distribution Reinvestment Plan.” By executing the subscription agreement and paying the total purchase price for the Shares for which an investor subscribes, such investor attests that he or she agrees to be bound by all of its terms.

If an investment is made through an IRA, Keogh plan or 401(k) plan, an approved trustee must process and forward the subscription to the Fund. In such case, the Fund will send the confirmation and notice of its acceptance to the trustee.

Share Class Considerations

When selecting a share class, investors should consider the following:

•	which share classes are available to the investor;
•	how much the investor intends to invest;
•	how long the investor expects to own the shares; and
•	total costs and expenses associated with a particular share class.

If an investor has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary may help determine which share class is appropriate for the investor. Each investor’s financial considerations are different. Investors should speak with their financial adviser to help them decide which share class is best for the investor. Not all financial intermediaries offer all classes of shares. If the financial intermediary offers more than one class of shares, investors should carefully consider which class of shares to purchase.

SHARE REPURCHASE PROGRAM

The Fund does not currently intend to list its Shares on any securities exchange and does not expect any secondary market for them to develop in the foreseeable future. Therefore, shareholders should expect that they will be unable to sell their Shares for an indefinite time or at a desired price. No shareholder will have the right to require the Fund to repurchase such shareholder’s Shares or any portion thereof. Shareholders may not transfer their investment from the Fund to any other registered investment company. Because no public market exists for the Shares, and none is expected to develop in the foreseeable future, shareholders will not be able to liquidate their investment prior to a Liquidity Event, other than through the Fund’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors.

To provide shareholders with limited liquidity, the Fund intends to conduct quarterly repurchases of Shares beginning the calendar quarter ending December 31, 2018. In months in which the Fund repurchases Shares, the Fund will conduct repurchases on the same date that the Fund holds a closing for the sale of Shares in this offering. Any offer to repurchase Shares will be conducted solely through written tender offer materials mailed to each shareholder and no offer to repurchase Shares is being made through this prospectus.

The Fund’s quarterly repurchases will be conducted on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the Independent Trustees, such repurchases would not be in the best interests of shareholders or would violate applicable law. The Board also will consider the following factors, among others, in making its determination regarding whether to cause the Fund to offer to repurchase Shares and under what terms:

•	the effect of such repurchases on the Fund’s qualification as a RIC (including the consequences of any necessary asset sales);
•	the liquidity of the Fund’s assets (including fees and costs associated with disposing of assets);
•	the Fund’s investment plans;
•	the Fund’s working capital requirements;
•	the Fund’s history in repurchasing Shares or portions thereof; and
•	the condition of the securities markets.

The Fund currently intends to limit the number of Shares to be repurchased on each date of repurchase to the number of Shares the Fund can repurchase with the proceeds it receives from the issuance of Shares under the DRP. The Fund will limit the number of Shares to be repurchased in any calendar year to 10% of the weighted average number of Shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of Shares that the Fund offers to repurchase may be less in light of the limitations noted above. The Fund will offer to repurchase such Shares at a price equal to the NAV per Share in effect on each date of repurchase.

Any periodic repurchase offers will be subject in part to the Fund’s available cash and compliance with the RIC distribution and diversification rules promulgated under the Code. The Fund does not intend to incur debt to finance the repurchase of Shares. See “Types of Investments and Related Risks — Risks Related to the Business and Structure of the Fund — Repurchase Risks.”

In order to tender Shares to be repurchased, a shareholder must tender at least 25% of the Shares owned by such shareholder. If a shareholder chooses to tender only a portion of his or her Shares, the shareholder must maintain a minimum balance of $5,000 of Class A, Class T, Class D, Class I or Class C Shares following a tender of Shares for repurchase. If the amount of repurchase requests exceeds the number of Shares the Fund seeks to repurchase, the Fund will repurchase Shares on a pro rata basis. As a result, the Fund may repurchase less than the full amount of Shares that a shareholder requests to have repurchased. To the extent a shareholder seeks to tender all of the Shares the shareholder owns and the Fund repurchases less than the full amount of Shares that the shareholder requests to have repurchased, the shareholder may maintain a balance of Class A, Class T or Class D Shares of less than $5,000 following such Share repurchase. If the Fund does not repurchase the full amount of Shares that a shareholder requests to be repurchased, or the Fund determines not to make repurchases of Shares, a shareholder may not be able to dispose of their Shares.

The Board requires that the Fund repurchase Shares or portions thereof from shareholders pursuant to written tenders only on terms it determines to be fair to the Fund and to all shareholders. Repurchases of Shares by the Fund will be paid in cash. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Shares from shareholders.

When the Board determines that the Fund will offer to repurchase Shares or fractions thereof, tender offer materials will be provided to shareholders describing the terms thereof, and containing information shareholders should consider in deciding whether and how to participate in such repurchase opportunity.

Any repurchase offer presented to shareholders will remain open for a minimum of 20 business days following the commencement of the offer. In the materials that the Fund will send to shareholders, the Fund will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the repurchase offer in order to be valid.

In order to submit Shares to be repurchased, shareholders will be required to complete a letter of transmittal, which will be included in the materials sent to shareholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the repurchase offer, shareholders may withdraw their tenders by submitting a notice of withdrawal to the Fund.

The Fund will not repurchase Shares, or fractions thereof, if such repurchase will cause the Fund to be in violation of the securities or other laws of the United States, Delaware or any other relevant jurisdiction.

While the Fund intends to conduct quarterly repurchase offers as described above, the Fund is not required to do so and may amend, suspend or terminate the share repurchase program at any time. Investors have no right to require the Fund to redeem their Shares. See “Types of Investments and Related Risks — Risks Related to the Business and Structure of the Fund — Closed-end Fund; Liquidity Risks.”

In the event that the Adviser or any of its affiliates holds Shares in the capacity of a shareholder, any such affiliates may tender Shares for repurchase in connection with any repurchase offer the Fund makes on the same basis as any other shareholder, except for the initial capital contributions by Steadfast Investment Holdings, LLC, an affiliate of the Adviser, Steadfast Investment Holdings, LLC will not tender its Shares for repurchase as long as the Adviser remains the Fund’s investment adviser, and the officers of the Sub-Adviser that made initial contributions to the Fund will not tender their Shares for repurchase as long as the Sub-Adviser remains an investment sub-adviser to the Fund.

Class T, Class D, Class I and Class C Shares will be subject to an early withdrawal charge of 2.0% of the shareholder’s repurchase proceeds in the event that a shareholder tenders his or her Shares for repurchase by the Fund at any time prior to the one-year anniversary of the purchase of such Shares. Class A Shares purchased at a reduced commission and/or reduced dealer manager fee will also be subject to an early withdrawal charge of 2.0% of the shareholder’s repurchase proceeds in the event that a shareholder tenders his or her Shares for repurchase by the Fund at any time prior to the one-year anniversary of the purchase of such Shares. Shareholders who pay the full selling commissions and dealer manager fees in connection with the purchase of Class A Shares will not be subject to an early withdrawal charge. See “Plan of Distribution” for additional information regarding the early withdrawal charge and amounts that would be payable based on the period of time that a shareholder holds their Shares.

LIQUIDITY STRATEGY

The Fund intends to seek to complete a Liquidity Event for shareholders within two years following the termination of this offering or any follow-on offering. The Fund may determine not to pursue a Liquidity Event if it believes that then-current market conditions are not favorable for a Liquidity Event and that such conditions could improve in the future. A Liquidity Event could include (i) a listing of Shares on a national securities exchange, (ii) the sale of all or substantially all of the Fund’s assets either on a complete portfolio basis or individually followed by a liquidation or (iii) a merger or another transaction approved by the Board in which the Fund likely will receive cash or shares of a publicly-traded company followed by a distribution of such cash or shares to shareholders. While the Fund intends to seek to complete a Liquidity Event for shareholders within two years following the termination of this offering or any follow-on offering, there can be no assurance that a suitable transaction will be available or that market conditions for a Liquidity Event will be favorable during that timeframe. In making a determination of the timing of any Liquidity Event and what type of Liquidity Event is in the best interest of shareholders, the Board, including the Independent Trustees, may consider a variety of criteria, including, but not limited to, the allocation of the Fund’s portfolio among various issuers and industries, portfolio performance, the Fund’s financial condition, potential access to capital as a listed company, market conditions for the sale of the Fund’s assets or listing of Shares, internal management considerations and the potential for shareholder liquidity. However, the Fund is not required to complete a Liquidity Event and may choose not to do so for an indefinite period.

Prior to the completion of a Liquidity Event, the Fund’s share repurchase program may provide a limited opportunity for shareholders to have their Shares repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price the shareholder paid for the Shares being repurchased. See “Share Repurchase Program” for a detailed description of the Fund’s share repurchase program.

DESCRIPTION OF CAPITAL STRUCTURE

The following description is based on relevant portions of the Delaware Statutory Trust Act and on the Fund’s declaration of trust and by-laws. This summary is not intended to be complete. Please refer to the Delaware Statutory Trust Act and the Fund’s declaration of trust and by-laws, copies of which have been filed as exhibits to the registration statement of which this prospectus forms a part, for a more detailed description of the provisions summarized below.

Shares of Beneficial Interest

The Fund’s declaration of trust authorizes the Fund’s issuance of an unlimited number of shares of beneficial interest, par value $0.001 per share. There is currently no market for Shares and the Fund does not expect that a market for Shares will develop in the foreseeable future. Pursuant to the Fund’s declaration of trust and as permitted by Delaware law, shareholders are entitled to the same limitation of personal liability extended to shareholders of private corporations organized for profit under the General Corporation Law of the State of Delaware (the “DGCL”) and therefore generally will not be personally liable for the Fund’s debts or obligations.

Set forth below is a chart describing the classes of the Fund’s securities outstanding as of January 5, 2018:

(1) Title of Class	(2) Amount Held by the Fund or for its Account	(3) Amount Outstanding Exclusive of Amount Under Column (2)
Class A Shares, par value $0.001 per Class A Share	—	94,505
Class T Shares, par value $0.001 per Class T Share	—	908,364
Class D Shares, par value $0.001 per Class D Share	—	—
Class I Shares, par value $0.001 per Class I Share	—	29,998
Class C Shares, par value $0.001 per share	—	—
Preferred Shares, par value $0.001 per share	—	—

Shares

Under the terms of the Fund’s declaration of trust, all Shares, when consideration for Shares is received by the Fund, will be fully paid and nonassessable. Distributions may be paid to shareholders if, as and when authorized and declared by the Board. Shares will have no preference, preemptive, appraisal, conversion, exchange or redemption rights, and will be freely transferable, except where their transfer is restricted by law or contract. The Fund’s declaration of trust provides that the Board shall have the power to repurchase or redeem Shares. In the event of the Fund’s dissolution, after the Fund pays or adequately provides for the payment of all claims and obligations of the Fund, and upon the receipt of such releases, indemnities and refunding agreements deemed necessary by the Board, each Share will be entitled to receive, according to its respective rights, a pro rata portion of the Fund’s assets available for distribution, subject to any preferential rights of holders of the Fund’s outstanding preferred shares, if any. Each whole Share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share will be entitled to a proportionate fractional vote. Shareholders shall be entitled to vote on all matters on which a vote of shareholders is required by the 1940 Act, the Fund’s declaration of trust or a resolution of the Board. There will be no cumulative voting in the election or removal of Trustees. Under the Fund’s declaration of trust, the Fund is not required to hold annual meetings of shareholders. The Fund only expects to hold shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of shareholders.

Preferred Shares and Other Securities

The Fund’s declaration of trust provides that the Board may, subject to the Fund’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue securities of the Fund other than Shares (including preferred shares, debt securities or other senior securities), by action of the Board without the approval of shareholders. The Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit.

Preferred shares could be issued with rights and preferences that would adversely affect shareholders. Preferred shares could also be used as an anti-takeover device. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance of preferred shares and before any distribution is made with respect to the Shares and before any purchase of Shares is made, the aggregate involuntary liquidation preference of such preferred shares together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of the Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be and (ii) the holders of preferred shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares. The Fund has no current intention to issue shares of preferred stock.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Pursuant to the Fund’s declaration of trust, Trustees and officers of the Fund will not be subject in such capacity to any personal liability to the Fund or shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Trustee’s or officer’s duty.

Except as otherwise provided in the Fund’s declaration of trust, the Fund will indemnify and hold harmless any current or former Trustee or officer of the Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee or officer of the Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund, or in the case of a criminal proceeding, matters for which such person had reasonable cause to believe that his or her conduct was unlawful. In accordance with the 1940 Act, the Fund will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Fund will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the declaration of trust.

The Fund has entered into the Investment Advisory Agreement with the Adviser. The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Adviser is not liable for any error of judgment or mistake of law or for any loss the Fund suffers. In addition, the Investment Advisory Agreement provides that the Adviser, its affiliates and control persons will not be protected against, or entitled to indemnification for, liabilities occurring as a result of the Adviser, its affiliates and control person’s willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder or violation of applicable law.

The Adviser has also entered into the Investment Sub-Advisory Agreement with the Sub-Adviser. The Investment Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder and breach of fiduciary duty under Section 36(b) of the 1940 Act, the Sub-Adviser is not liable for any error of judgment or mistake of law or for any loss the Fund suffers. In addition, the Investment Sub-Advisory Agreement provides that the Sub-Adviser will indemnify the Fund, the Adviser and any of their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys’ fees, which the Fund, the Adviser or any of their respective affiliates and controlling persons may sustain as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder or violation of applicable law.

Pursuant to the Fund’s declaration of trust, the Fund will advance the expenses of defending any action for which indemnification is sought if the Fund receives a written undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.

Number of Trustees; Appointment of Trustees; Vacancies; Removal

The Fund’s declaration of trust provides that the number of Trustees shall be no less than one and no more than 15, as determined in writing by a majority of the Trustees then in office. As set forth in the declaration of trust, a Trustee’s term of office shall continue until his or her death, resignation or removal. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. Each Trustee shall hold office until his or her successor shall have been appointed pursuant to the Fund’s declaration of trust. To the extent that the 1940 Act requires that Trustees be elected by shareholders, any such Trustees will be elected by a plurality of all Shares voted at a meeting of shareholders at which a quorum is present.

The Fund’s declaration of trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the declaration of trust) (i) by the shareholders only to the extent provided by the 1940 Act and the rules and regulations thereunder or (ii) with or without cause, by at least a majority of the Trustees.

The Fund’s Board consists of a total of five members, three of whom are Independent Trustees. Pursuant to the 1940 Act, at least 40% of the members of the Board must be Independent Trustees.

Action by Shareholders

The Fund’s declaration of trust provides that shareholder action can be taken only at a meeting of shareholders or by written consent in lieu of a meeting of the holders of Shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all Shares entitled to vote on that action were present and voted. Subject to the 1940 Act, the Fund’s declaration of trust or a resolution of the Board specifying a greater or lesser vote requirement, the affirmative vote of a majority of Shares present in person or represented by proxy at a meeting and entitled to vote on the subject matter shall be the act of the shareholders with respect to any matter submitted to a vote of the shareholders.

Certain approvals require super-majority approval by shareholders. See “— Number of Trustees; Appointment of Trustees; Vacancies; Removal.” In addition, certain matters under the 1940 Act must be approved by the majority of the outstanding voting securities of the Fund, which is defined under the 1940 Act as the lesser of: (i) 67.0% or more of such company’s voting securities present at a meeting if more than 50.0% of the outstanding voting securities of such company are present or represented by proxy, or (ii) more than 50.0% of the outstanding voting securities of such company.

Amendment of Declaration of Trust and By-laws

Subject to the provisions of the 1940 Act, pursuant to the Fund’s declaration of trust, the Board may amend the declaration of trust without any vote of shareholders except when approval of such amendment by shareholders is required under the declaration of trust. Pursuant to the Fund’s declaration of trust and by-laws, the Board has the exclusive power to amend or repeal the by-laws or adopt new by-laws at any time.

No Appraisal Rights

In certain extraordinary transactions, some jurisdictions provide the right to dissenting shareholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. The Fund’s declaration of trust provides that Shares shall not entitle shareholders to appraisal rights.

Conflict with Applicable Laws and Regulations

The Fund’s declaration of trust provides that if and to the extent that any provision of the Fund’s declaration of trust conflicts with any provision of the 1940 Act, the provisions under the Code applicable to the Fund as a RIC or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Fund’s declaration of trust; provided, however, that such determination shall not affect any of the remaining provisions of the declaration of trust or affect the validity of any action taken or omitted to be taken prior to such determination.

Prior Approval for Certain Actions by Adviser or Sub-Adviser

The Adviser and Sub-Adviser have entered into a letter agreement that provides that the following actions or recommendations may not be taken or made without the written approval of both the Adviser and the Sub-Adviser:

•	any recommendation to the Fund to declare bankruptcy, or cause any of its subsidiaries to do so;
•	any recommendation to the Fund to merge or otherwise engage in any sale of the Fund or all or substantially all of its assets or other change of control transaction;
•	any recommendation to the Fund to make any fundamental change in its investment strategy or any material change to the plan of distribution of the initial public offering conducted by the Fund;
•	any recommendation to the Fund to take such actions so as not to qualify as a RIC or to terminate its RIC status; and
•	any material changes to the provisions governing reimbursement of expenses to the Adviser and the Sub-Adviser as provided in the Investment Advisory Agreement and Investment Sub-Advisory Agreement.

REGULATION

The Fund is a newly organized, non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end investment company, the Fund is subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the outstanding voting securities, the Fund may not:

•	change its classification to an open-end management investment company;
•	except in accordance with its policies with respect thereto as recited in this prospectus, borrow money, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons;
•	deviate from any policy in respect of concentration of investments in any particular industry or group of industries as recited in this prospectus, deviate from any investment policy which is changeable only if authorized by shareholder vote under the 1940 Act, or deviate from any fundamental policy recited in this Registration Statement in accordance with the requirements of the 1940 Act; or
•	change the nature of its business so as to cease to be an investment company.

A majority of the outstanding voting securities of a registered investment company is defined under the 1940 Act as the lesser of: (i) 67.0% or more of such company’s voting securities present at a meeting if more than 50.0% of the outstanding voting securities of such company are present or represented by proxy, or (ii) more than 50.0% of the outstanding voting securities of such company.

As with other companies regulated by the 1940 Act, the Fund must adhere to certain substantive regulatory requirements. A majority of the Fund’s Trustees must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, the Fund is required to provide and maintain a bond issued by a reputable fidelity insurance company to protect its assets. Furthermore, the Fund is prohibited from protecting any Trustee or officer against any liability to the Fund or its shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. The Fund may also be prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates without the prior approval of the SEC.

The Fund is required to meet an asset coverage ratio with respect to its outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of the Fund’s gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. In addition, the Fund is generally required to meet an asset coverage ratio with respect to its outstanding preferred shares, as defined under the 1940 Act as the ratio of gross assets (less all liabilities and indebtedness not represented by senior securities) to outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of outstanding preferred shares, of at least 200% immediately after each issuance of such preferred shares. The Fund is also prohibited from issuing or selling any senior security if, immediately after such issuance, it would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed or (ii) one class of senior security which is stock, except that in each case any such class of indebtedness or stock may be issued in one or more series.

The Fund generally is not able to issue and sell its common shares at a price below NAV per Share. It may, however, sell its common shares at a price below the then-current NAV of its common shares if the Board determines that such sale is in the Fund’s best interests and the best interests of its shareholders, and its shareholders approve such sale. In addition, the Fund may generally issue new shares of its common shares at a price below NAV in rights offerings to existing shareholders, in payment of dividends and in certain other limited circumstances.

The Fund may borrow funds to make investments and may also, consistent with the limitations of the 1940 Act, borrow funds in order to make the distributions required to maintain its status as a RIC under Subchapter M of the Code.

Fundamental Investment Policies

The Fund may:

(1)	borrow money, make loans or issue senior securities to the fullest extent permitted by applicable law, including the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended;
(2)	invest no more than 25% of its total assets in a particular industry or group of industries. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities are not considered to represent an industry;
(3)	underwrite securities to the fullest extent permitted by applicable law, including the Securities Act and the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statutes, rules, regulations or orders may be amended;
(4)	not purchase or sell real estate, except that the Fund may: (i) acquire or lease office space for its own use, (ii) invest in securities and/or other instruments of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (iii) invest in securities and/or other instruments that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and/or other instruments and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities and/or other instruments; and
(5)	purchase or sell commodities, commodities contracts, futures contracts and related options, options or forward contracts to the fullest extent permitted by applicable law, including the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended.

The fundamental investment policies set forth above restrict the ability of the Fund to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, applicable law, including the 1940 Act. Relevant limitations of the 1940 Act as they presently exist are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no vote of shareholders, as applicable, will be required or sought.

Temporary Investments

The net proceeds of this continuous offering of Shares will be invested in accordance with the Fund’s investment objective and strategies as set forth in this prospectus and are expected to be invested within three to six months of receipt. Pending such use, the Fund will invest primarily in cash, cash equivalents, U.S. government securities, money market funds, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which the Fund expects to achieve when its portfolio is fully invested in securities meeting its investment objective. As a result, any distributions that the Fund pays while its portfolio is not fully invested in securities meeting its investment objective may be lower than the distributions that the Fund may be able to pay when its portfolio is fully invested in securities meeting its investment objective.

The Fund may enter into repurchase agreements. A repurchase agreement involves the purchase by an investor, such as the Fund, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of the Fund’s assets that may be invested in such repurchase agreements. However, if more than 25% of the Fund’s gross assets constitute repurchase agreements from a single counterparty, it would not meet the diversification tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, the Fund does not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Adviser and the Sub-Adviser will monitor the creditworthiness of the counterparties with which the Fund enters into repurchase agreement transactions.

Senior Securities

The Fund is permitted, under specified conditions, to issue one class of indebtedness and one class of stock senior to its common shares if its asset coverage with respect thereto, as defined in the 1940 Act, is at least equal to 300% immediately after such issuance of senior securities representing indebtedness, and 200% immediately after each issuance of senior securities which are stock. The Fund is also permitted to issue promissory notes or other evidences of indebtedness in consideration of a loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, provided that its asset coverage with respect to its outstanding senior securities representing indebtedness is at least equal to 300% immediately thereafter. In addition, while any senior securities remain outstanding, the Fund must make provisions to prohibit any distribution to its shareholders or the repurchase of such securities or shares unless it meets the applicable asset coverage ratios at the time of the distribution or repurchase. The Fund may also borrow amounts up to 5.0% of the value of its gross assets for temporary or emergency purposes without regard to asset coverage.

Codes of Ethics

The Fund, the Adviser and the Sub-Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are included as exhibits to the registration statement. Shareholders may also read and copy these codes of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the codes of ethics are available on the EDGAR database on the SEC’s website at http://www.sec.gov. Shareholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102.

Compliance Policies and Procedures

The Fund, the Adviser and the Sub-Adviser have each adopted and implemented written policies and procedures reasonably designed to prevent violations of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. The Fund’s chief compliance officer is responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

The Fund has delegated its proxy voting responsibility to the Sub-Adviser subject to the oversight of the Adviser. The proxy voting policies and procedures of the Sub-Adviser are set forth below. The guidelines are reviewed periodically by the Sub-Adviser and the Fund’s Independent Trustees and, accordingly, are subject to change.

As an investment adviser registered under the Advisers Act, the Sub-Adviser will have fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Sub-Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of the Sub-Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 promulgated under, the Advisers Act.

The Sub-Adviser will vote proxies relating to securities in the best interest of its clients’ shareholders. It will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by its clients. Although the Sub-Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of the Sub-Adviser are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (i) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how the Sub-Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Information regarding how the Sub-Adviser voted proxies with respect to the Fund’s portfolio securities during the most recent 12-month period ended June 30 will be available without charge by making a written request to the Fund’s chief compliance officer at Stira Alcentra Global Credit Fund, 18100 Von Karman Avenue, Suite 500, Irvine, CA 92612, by calling the Fund at (877) 567-7264, or on the SEC’s website at www.sec.gov.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect the Fund. For example:

•	pursuant to Rule 30a-2 of the 1940 Act, the Fund’s chief executive officer and chief accounting officer must certify the accuracy of the financial statements contained in the Fund’s periodic reports;
•	pursuant to Item 11 of Form N-CSR and Item 2 of Form N-Q, the Fund’s periodic reports must disclose the Fund’s conclusions about the effectiveness of the Fund’s disclosure controls and procedures; and
•	pursuant to Item 11 of Form N-CSR and Item 2 of Form N-Q, the Fund’s periodic reports must disclose whether there were significant changes in the Fund’s internal control over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires the Fund to review its current policies and procedures to determine whether it complies with the Sarbanes-Oxley Act and the regulations promulgated thereunder. The Fund will monitor its compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that it is in compliance therewith.

Reports to Shareholders

The Fund is required to file annual, semi-annual and quarterly reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information will also be available free of charge by contacting the Fund at 18100 Von Karman Avenue, Suite 500, Irvine, CA 92612, or by telephone at (877) 567-7264 or on the Fund’s website at www.StiraALLternatives.com. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

Subject to availability, shareholders may authorize the Fund to provide prospectuses, prospectus supplements, periodic reports and other information, referred to herein as “documents,” electronically by so indicating on their subscription agreement, or by sending the Fund instructions in writing in a form acceptable to the Fund to receive such documents electronically. Unless shareholders elect in writing to receive documents electronically, all documents will be provided in paper form by mail. Shareholders must have internet access to use electronic delivery. While the Fund imposes no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on the Fund’s website. Shareholders may access and print all documents provided through this service. As documents become available, the Fund will notify shareholders of this by sending them an e-mail message that will include instructions on how to retrieve the document. If the Fund’s e-mail notification is returned to the Fund as “undeliverable,” the Fund will contact the shareholder to obtain his or her updated e-mail address. If the Fund is unable to obtain a valid e-mail address for a shareholder, the Fund will resume sending a paper copy by regular U.S. mail to the shareholder’s address of record. Shareholders may revoke consent for electronic delivery at any time and the Fund will resume sending a paper copy of all required documents. However, in order for the Fund to be properly notified, the revocation must be given to the Fund a reasonable time before electronic delivery has commenced. The Fund will provide shareholders with paper copies at any time upon request. Such request will not constitute revocation of consent to receive required documents electronically.

TAX ASPECTS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Fund and to an investment in the Shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, the Fund has not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that investors hold the Shares as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

A “U.S. shareholder” generally is a beneficial owner of the Shares who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;
•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;
•	a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source

A “non-U.S. shareholder” generally is a beneficial owner of the Shares that is not a U.S. shareholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds the Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner in a partnership holding the Shares should consult with the shareholder’s tax advisers with respect to the purchase, ownership and disposition of the Shares.

Tax matters are complex and the tax consequences to an investor of an investment in the Shares will depend on the facts of the shareholder’s particular situation. The Fund encourages all investors to consult their respective tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

The Fund intends to elect to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not have to pay corporate-level federal income taxes on any income that the Fund distributes to its shareholders from the Fund’s tax earnings and profits. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, the Fund must distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If the Fund (i) qualifies as a RIC and (ii) satisfies the Annual Distribution Requirement then the Fund will not be subject to U.S. federal income tax on the portion of the Fund’s income distributed (or deemed distributed) to shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to its shareholders. The Fund will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless the Fund distributes, in a timely manner, an amount at least equal to the sum of (i) 98% of the Fund’s net ordinary income for each calendar year, (ii) 98.2% of the Fund’s capital gain net income for the one-year period ending October 31 in that calendar year and (iii) any income recognized, but not distributed, in preceding years and on which the Fund paid no federal income tax, (the “Excise Tax Avoidance Requirement”). The Fund generally will endeavor in each taxable year to avoid any U.S. federal excise tax on its earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

•	derive in each taxable year at least 90% of the Fund’s gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to the Fund’s business of investing in such stock or securities (the 90% Income Test); and
•	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:
º	at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets and more than 10% of the outstanding voting securities of the issuer; and
º	no more than 25% of the value of the Fund’s assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” (the “Diversification Tests”).

For U.S. federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also have to include in income other amounts that the Fund has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. The Fund anticipates that a portion of the Fund’s income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to the Fund’s shareholders in order to satisfy the Annual Distribution Requirement, even though the Fund will not have received all of the corresponding cash amount. As a result, the Fund may have difficulty meeting the Annual Distribution Requirement necessary to qualify for and maintain RIC tax treatment under the Code. The Fund may have to sell some of the Fund’s investments at times or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

If the Fund has to borrow funds or sell assets in order to satisfy the annual Distribution Requirements, the Fund may fail to meet the Diversification Tests and the 1940 Act prohibition on making distributions while debt obligations and senior securities are outstanding, unless certain “asset coverage” tests are met. Further, if the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in income each year the Fund’s proportionate share of the ordinary earnings and net capital gain of the PFIC, even if such income is not distributed to the Fund. Alternatively, the Fund can elect to mark-to-market at the end of each taxable year the Fund’s shares in a PFIC. In such event, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in the Fund’s income. Under either election, the Fund may be required to recognize in a year income in excess of the Fund’s distributions from PFICs and the Fund’s proceeds from dispositions of PFIC stock during that year, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), without regard to whether the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. shareholder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a foreign corporation or 10% or more of the total value of shares of all classes of stock of such foreign corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in the Fund’s investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of U.S. Shareholders

Distributions by the Fund generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, the Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. To the extent such distributions paid by the Fund to non-corporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a current maximum tax rate of 20%. It is anticipated that distributions paid by the Fund will generally not be attributable to dividends and, therefore, generally will not qualify for the current 20% maximum rate applicable to Qualifying Dividends. Distributions of the Fund’s net capital gains (which is generally the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains that are currently taxable at a current maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for these Shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s Shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

The Fund may retain some or all of the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount, each U.S. shareholder will be required to include the shareholder’s share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to the shareholder’s allocable share of the tax paid thereon by the Fund. Because the Fund expects to pay tax on any retained capital gains at the Fund’s regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by U.S. shareholders taxed at individual rates on long-term capital gains, the amount of tax that individual U.S. shareholders will be treated as having paid will exceed the tax the shareholders owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s cost basis for the shareholder’s Shares. In order to utilize the deemed distribution approach, the Fund must provide written notice to the Fund’s shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of the Fund’s investment company taxable income as a “deemed distribution.”

The Fund does not expect that special Share distributions that the Fund pays ratably to all investors from time to time, if any, will be taxable. However, in the future, the Fund may distribute taxable dividends that are payable in cash or Shares at the election of each shareholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of shareholders are treated as taxable dividends whether a shareholder elects to receive cash or shares. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many shareholders elect to receive such shareholders’ distributions in cash, each such shareholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of the shareholder’s distribution in Shares. If the Fund decides to make any distributions consistent with these rulings that are payable in part in Shares, taxable shareholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, Shares, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of the Fund’s current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. shareholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. shareholder sells the Shares it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of the Shares at the time of the sale.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s U.S. shareholders on December 31 of the year in which the dividend was declared.

If an investor purchases Shares shortly before the record date of a distribution, the price of the Shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of that shareholder’s investment.

A shareholder generally will recognize taxable gain or loss if the shareholder sells or otherwise disposes of the shareholder’s Shares. The amount of gain or loss will be measured by the difference between such shareholder’s adjusted tax basis in the Shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held these Shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of the Fund’s shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received or undistributed capital gain deemed received, with respect to such Shares. In addition, all or a portion of any loss recognized upon a disposition of the Shares may be disallowed if other Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. shareholders currently are subject to a maximum U.S. federal income tax rate of 20% on their capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in the Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties and rents, and net capital gains (other than certain amounts earned from trades or businesses).

Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code.

If the Fund is not a publicly offered RIC for any period, a non-corporate shareholder’s pro rata portion of the Fund’s affected expenses, including the Fund’s management fees, will be treated as an additional dividend to the shareholder. A “publicly offered” RIC is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While the Fund anticipates that it will constitute a publicly offered RIC for the Fund’s first tax year, there can be no assurance that the Fund will in fact so qualify for any of the Fund’s taxable years.

The Fund will send to each of the Fund’s U.S. shareholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the current 20% maximum rate). Dividends paid by the Fund generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because the Fund’s income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation.

The Fund may be required to withhold U.S. federal income tax, or backup withholding from all distributions to any non-corporate U.S. shareholder (i) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies the Fund that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is the shareholder’s social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

Taxation of non-U.S. Shareholders

Whether an investment in the Shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in the Shares by a non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their respective tax advisers before investing in the Shares.

Distributions of the Fund’s investment company taxable income to non-U.S. shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to non-U.S. shareholders directly) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, the Fund will not be required to withhold U.S. federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

For distributions made to non-U.S. shareholders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly reported to the Fund’s shareholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions were derived from sources specified in the Code for such dividends and (iii) certain other requirements were satisfied.

Actual or deemed distributions of the Fund’s net capital gains to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of the Shares, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States or (ii) such non-U.S. shareholder is an individual present in the United States for 183 days or more during the year of the distribution or gain.

If the Fund distributes the Fund’s net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed) and gains realized upon the sale of the Fund’s shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a non-U.S. shareholder.

A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that the shareholder is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends, and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends received after December 31, 2018. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. Depending on the status of a non-U.S. shareholder and the status of the intermediaries through which they hold their shares, non-U.S. shareholders could be subject to this 30% withholding tax with respect to distributions on their Shares and proceeds from the sale of their Shares. Shareholders may be requested to provide additional information to us to enable us to determine whether withholding is required, such as W-8BEN, W-8BEN-E or other applicable series W-8.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

If the Fund is unable to qualify for treatment as a RIC, the Fund will be subject to tax on all of the Fund’s taxable income at regular corporate rates, regardless of whether the Fund makes any distributions to the Fund’s shareholders. Distributions would not be required, and any distributions would be taxable to the Fund’s shareholders as ordinary dividend income. Subject to certain limitations in the Code, such distributions would be eligible for the current 20% maximum rate to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain.

Possible Tax Law Changes

The foregoing discussion is only a summary and is based upon existing federal income tax law. Shareholders should recognize that the federal income tax treatment of an investment in the Fund may be modified at any time by legislative, judicial, or administrative action. Any such changes may have a retroactive effect with respect to existing transactions and investments and may modify the statements made above. In particular, the Tax Act includes sweeping changes to U.S. tax laws and represents the most significant changes to the Code since 1986. Shareholders are urged to consult with their own tax advisor with respect to the impact of recent legislation, including the Tax Act, on their investment in the Shares.

THE FOREGOING DISCUSSION SHOULD NOT BE CONSIDERED TO DESCRIBE FULLY THE FEDERAL INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. SHAREHOLDERS ARE STRONGLY ADVISED TO CONSULT WITH THEIR TAX ADVISOR WITH RESPECT TO THE FEDERAL, STATE, LOCAL, AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

ERISA CONSIDERATIONS

Employee benefit plans and other plans subject to ERISA or the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, an “ERISA Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment fund under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any ERISA Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, neither the Fund nor the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a shareholder, solely as a result of the ERISA Plan’s investment in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Fund through an ERISA Plan.

PLAN OF DISTRIBUTION

This is a continuous offering of Shares as permitted by the federal securities laws. On November 7, 2017, the Fund received exemptive relief from the SEC to issue multiple classes of shares and to impose asset-based distribution and servicing fees and early withdrawal fees. The Fund is offering on a continuous basis up to $3,000,000,000 in Class A, Class T, Class D, Class I and Class C common shares of beneficial interest. Shares will be offered through the Dealer Manager at an offering price equal to the Fund’s then current NAV per Share plus selling commissions and dealer manager fees. The Fund is offering to sell any combination of Shares, with an aggregate number of Shares up to the maximum offering amount. The Shares differ with respect to the sales load an investor must pay. The table below summarizes the fees generally payable to the Dealer Manager with respect to the Class A, Class T, Class D, Class I and Class C Shares.

	Class A	Class T	Class D	Class I	Class C
Selling Commissions	6.0%	3.0%	None	None	None
Dealer Manager Fees	2.0%	2.0%	2.0%	None	None
Annual Distribution and Servicing Fees	None	1.0%	None	0.5%	1.0%

Annual distribution and servicing fees will be payable for a maximum of three years for Class T Shares, for a maximum of sixteen years for Class I Shares and for a maximum of eight years for Class C Shares. For Class T and Class C Shares, the annual distribution and servicing fee is comprised of a 0.75% distribution fee and a 0.25% service fee. For Class I Shares, the annual distribution and servicing fee is comprised of a 0.25% distribution fee and a 0.25% service fee. However, regardless of class, each Share will (i) have identical rights with respect to voting and distributions, (ii) will likewise bear its own pro rata portion of the Fund’s expenses and (iii) have the same NAV per Share as each other Share.

Class A Shares have an upfront sales load and no annual distribution and servicing fee, while Class T Shares have a lower upfront sales load and an annual distribution and servicing fee, and Class C Shares have no upfront sales load, but have a higher annual distribution and servicing fee. Class D Shares are intended for investors who have fee-based accounts. Class I Shares are only available to investors who: (1) purchase shares through an IAR or the IAR's registered investment adviser firm has entered into a participating dealer agreement with the Dealer Manager to sell Class I Shares, (2) purchase shares through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers, or (3) are an endowment, foundation, pension fund or other institutional investor.

Stira Capital Markets Group, LLC acts as the dealer manager for the Fund’s offering of Shares on a best efforts basis, subject to various conditions, and is not required to sell any specific number or dollar amount of Shares.

The Fund accepts initial and additional purchases of Shares on a monthly basis, although the Fund may determine to conduct more frequent closings. The Fund does not issue Shares purchased (and an investor does not become a shareholder with respect to such Shares) until the applicable closing. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date. Shares issued pursuant to the DRP are typically issued each month on the same date that the Fund holds a closing. In addition, in months in which the Fund repurchases Shares, the Fund conducts repurchases on the same date that it holds a closing for the sale of Shares in this offering.

Any amounts received in advance of a closing will be held in escrow prior to their investment in the Fund in accordance with Rule 15c2-4 promulgated under the Exchange Act. Unless otherwise required by applicable law, any amounts received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor without interest within ten business days from the date the subscription is rejected.

To purchase Shares in this offering, an investor must complete a subscription agreement for a specific dollar amount and pay such amount at the time of subscription. Investors should make their checks payable to “Stira Alcentra Global Credit Fund.” Subscriptions will be effective only upon the Fund’s acceptance and the Fund reserves the right to reject any subscription in whole or in part. Subscriptions generally will be accepted or rejected within 15 days of receipt by the Fund, and each investor generally will be admitted not later than the first monthly closing after the investor’s subscription was accepted by the Fund. Pending acceptance of an investor’s subscription, proceeds will be deposited into an account for their benefit. There is a minimum initial investment of $5,000 for each class of Shares; however, for qualified accounts the minimum investment is $2,500. In order to satisfy this minimum purchase requirement, unless otherwise prohibited by state law, a husband and wife may jointly contribute funds from their separate IRAs, provided that each such contribution is made in increments of $100. Investors should note that an investment in Shares will not, in and of itself, create a retirement plan and that, in order to create a retirement plan, investors must comply with all applicable provisions of the Code. If investors have satisfied the applicable minimum purchase requirement, any additional purchase must be in increments of at least $100, except for purchases made pursuant to the Fund’s DRP, which are not subject to any minimum investment requirements. See “Distributions — Distribution Reinvestment Plan.”

If an investment is made through an IRA, Keogh plan or 401(k) plan, an approved trustee must process and forward the subscription to the Fund. In such case, the Fund will send the confirmation and notice of its acceptance to the trustee.

The Fund intends to terminate this offering and any follow-on offering at such time as the earlier of the date the Fund has sold the maximum amount or five years from the date the offering commenced.

About the Dealer Manager

Stira Capital Markets Group, LLC was formed in 2009 and is registered as a broker-dealer with the SEC and FINRA. The Dealer Manager is an affiliate of the Adviser and serves or has served as the dealer manager for the public offerings of shares of the following non-traded REITs: SIR, STAR and STAR III, as well as a private placement debentures program. The Dealer Manager receives compensation for services relating to this offering and provides certain sales, promotional and marketing services to the Fund in connection with the distribution of the Shares offered pursuant to this prospectus.

Compensation of the Dealer Manager and Participating Broker-Dealers

Except as otherwise described in this prospectus, in its capacity as dealer manager of this offering, the Dealer Manager will receive (i) selling commissions of up to 6.0% and dealer manager fees of up to 2.0% for the purchase of Class A Shares, (ii) selling commissions of up to 3.0%, dealer manager fees of up to 2.0% and annual distribution and servicing fees of 1.0% for a maximum of three years for the purchase of Class T Shares, (iii) dealer manager fees of up to 2.0%, but no selling commissions or annual distribution and servicing fees, for the purchase of Class D shares, (iv) annual distribution and servicing fees of 0.5% for a maximum of sixteen years, but no selling commissions or dealer manager fees, for the purchase of Class I Shares and (v) annual distribution and servicing fees of 1.0% for a maximum of eight years, but no selling commissions or dealer manager fees, for the purchase of Class C Shares. The Dealer Manager will not directly or indirectly pay or award any selling commissions, dealer manager fees or other compensation to any person or entity engaged to sell Shares or give investment advice to a potential shareholder except to a Participating Broker-Dealer. The Dealer Manager may elect to waive the 2.0% dealer manager fee for the purchase of Class D Shares. Shareholders will not pay upfront selling commissions or dealer manager fees on Shares issued under the DRP.

The Dealer Manager authorizes Participating Broker-Dealers that are members of FINRA to sell Shares. The Dealer Manager may re-allow all or a portion of its selling commissions attributable to a Participating Broker-Dealer. The Dealer Manager may also, in its sole discretion, re-allow to any Participating Broker-Dealer all or a portion of its dealer manager fee. The amount and timing of any such reallowance will be based on such factors as the number of Shares sold or anticipated to be sold by the Participating Broker-Dealer, the assistance of the Participating Broker-Dealer in marketing this offering and due diligence expenses incurred.

The maximum aggregate underwriting compensation from all sources (determined in accordance with applicable FINRA rules), including selling commissions, dealer manager fees, distribution and servicing fees, due diligence expenses included in connection with the marketing of this offering and any other underwriting compensation with respect to the Shares, is 8.0% of the gross offering proceeds received in this offering. No selling commissions or dealer manager fees will be paid in connection with sales under the DRP.

The Fund will pay or reimburse costs of bona fide training and education meetings held by the Fund (primarily the travel, meal and lodging costs of registered representatives of selling agents), attendance and sponsorship fees and cost reimbursement of employees of the Fund’s affiliated dealer manager to attend seminars conducted by broker-dealers and legal fees for services provided in connection with this offering. Such payments are considered underwriting compensation in connection with this offering. All forms of non-cash compensation, including promotional gifts and reasonable entertainment expenses, as well as the aggregate difference between the price at which the Fund’s affiliated dealer manager and related persons purchase Shares and the price at which such Shares are offered to the public, if any, will count towards the 8.0% limit on underwriting compensation. In addition to the payment of upfront selling commissions and the dealer manager fee, the Fund reimburses the Dealer Manager and Participating Broker-Dealers for bona fide accountable due diligence expenses. On December 30, 2016, Steadfast Investment Holdings, LLC, a related person of the Fund’s affiliated Dealer Manager, purchased Class A Shares at a purchase price of $9.20 per Class A Share through a private offering, reflecting the fact that no selling commissions or dealer manager fees were paid in connection with the purchase. The discount may be considered underwriting compensation for the purposes of compliance with FINRA compensation rules, and also will be subject to certain lock-up restrictions pursuant to FINRA Rule 5110(g)(1). Under these lock-up restrictions, FINRA Rule 5110(g)(1) provides that certain purchases of these Class A Shares that are acquired during the 180 days prior to the required filing date of the Fund’s registration statement, or acquired after the required filing date of the Fund’s registration statement and deemed to be underwriting compensation by FINRA, shall not be sold during this offering, or sold, transferred, assigned, pledged, or hypothecated, or be the subject of any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of the Shares by any person for a period of 180 days immediately following the date of effectiveness or the commencement of sales of this offering, except as provided in FINRA Rule 5110(g)(2).

To the extent permitted by applicable law and the Fund’s declaration of trust, the Fund will indemnify participating Participating Broker-Dealers and the Dealer Manager against certain liabilities arising under the Securities Act and liabilities arising from breaches of the Fund’s representations and warranties contained in the dealer manager agreement. Participating Broker-Dealers participating in the offering of Shares are not obligated to obtain any subscriptions on the Fund’s behalf.

Friends and Family

The Dealer Manager has agreed to sell no more than 2.5% of the Shares offered in the primary offering to persons to be identified by the Fund as a part of the Fund’s “friends and family” program at a discount from the public offering price, and such Shares purchased pursuant to the friends and family program will be purchased for investment purposes only and not for resale. The Fund’s affiliates will only purchase shares through the Fund’s friends and family program. The Fund will sell Shares in this program at a discounted price, which price reflects that no sales commission and no dealer manager fee will be charged on such sales. The Fund intends to use the friends and family program to sell Shares to certain investors identified by the Fund, including investors who have a prior business relationship the Fund as well as the Fund’s directors and officers and the officers and employees of the Adviser, Sub-Adviser and their affiliates. The net proceeds to the Fund from sales of Shares to persons identified by the Fund pursuant to the friends and family program, net of commissions and the dealer manager fee, will be substantially the same as the net proceeds the Fund receives from other sales of Shares.

Annual Distribution and Servicing Fee

Class T, Class I and Class C Shares are subject to an annual distribution and servicing fee equal to 1.0%, 0.5% and 1.0%, respectively, of the then-current NAV of such Shares. The annual distribution and servicing fee on Class T Shares will be payable for a maximum of three years from the time of purchase. The annual distribution and servicing fee on Class I Shares will be payable for a maximum of sixteen years from the time of purchase. The annual distribution and servicing fee on Class C Shares will be payable for up to eight years from the date of purchase. For Class I and Class C Shares, to the extent that the aggregate amount of distribution and servicing fees paid is less than 8.0% of the NAV at the time of purchase, distribution and servicing fees will continue to be paid until such fees equal 8.0% of the NAV at the time of purchase. For Class T Shares, to the extent that the aggregate amount of distribution and servicing fees paid is less than 3.0% of the NAV as of the date of purchase, distribution and servicing fees will continue to be paid until such fees equal 8.0% of the NAV as of the date of purchase. In no event will any holder of Class I, Class C or Class T Shares pay more than 8.0%, 8.0% or 3.0%, respectively of the NAV as of the date of purchase.

Distribution and servicing fees will be paid pursuant to a distribution plan adopted by the Board in compliance with Rules 12b-1 and 17d-3 under the 1940 Act, as if those rules applied to the Fund. Among other requirements, such distribution plan must be approved annually by a vote of the Board, including the trustees who are not “interested persons” as defined in the 1940 Act and have no direct or indirect financial interest in the operation of such distribution plan or in any agreements related to such distribution plan.

The distribution and servicing fee is intended to compensate the Dealer Manager and Participating Broker-Dealers for services rendered in connection with the ongoing marketing, sale and distribution of the Shares. In addition, the annual distribution and servicing fee will compensate participating broker dealers and/or financial advisors for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Transfer Agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. The distribution and servicing fee will accrue daily, beginning on the first day of the first full calendar month following the purchase of Shares and will be paid on a monthly basis. The distribution and servicing fee is not payable with respect to Shares issued under the Fund’s DRP. The distribution and servicing fee will terminate for all shareholders on the earliest to occur of the following: (i) a Liquidity Event; (ii) the Dealer Manager advising the Fund that the aggregate underwriting compensation from all sources (determined in accordance with applicable FINRA rules), including upfront selling commissions, dealer manager fees, distribution and servicing fees, due diligence expenses incurred in connection with the marketing of this offering and any other underwriting compensation with respect to the Shares, would be in excess of 8.0% of the gross offering proceeds received in this offering; (iii) when the total upfront sales load and distribution and servicing fees attributable to any Share equals 8.0% of the gross offering proceeds from the sale of such Share (the “sales charge cap”); and (iv) the date on which Shares are repurchased by the Fund. The sales charge cap for any Share will be reduced by the amount of any portion of the upfront sales load that is waived for such Share.

Discounts

The Dealer Manager may, at its sole discretion, enter into an agreement with a Participating Broker-Dealer whereby such Participating Broker-Dealer may aggregate subscriptions on part of a combined order for the purpose of offering investors reduced aggregate selling commissions and/or dealer manager fees. The specific terms of any such arrangement will be subject to negotiation between the Dealer Manager and the Participating Broker-Dealer. Any reduction in the upfront selling commissions and dealer manager fees would be prorated among the separate subscribers.

The Fund is offering volume discounts to investors who purchase more than $500,000 worth of Class A Shares and more than $2 million worth of Class T Shares in this offering. The net proceeds to the Fund from a sale eligible for a volume discount will be the same, but the selling commissions payable to the Participating Broker-Dealer will be reduced.

The following table shows the discounted price per Share and the reduced selling commissions payable for volume sales of Class A Shares:

Dollar Amount of Shares Purchased	Purchase Price per Incremental Unit in Volume Discount Range(1)	Reduced Commission Rate
up to $499,999.99	$10.00	6.0%
$500,000.00 – 749,999.99	$9.90	5.0%
$750,000.00 – 999,999.99	$9.80	4.0%
$1,000,000.00 – 1,999,999.99	$9.70	3.0%
$2,000,000.00 and above	$9.60	2.0%

(1)	Assumes a $10.00 per Class A Share offering price. Discounts will be adjusted appropriately for changes in the offering price. Amounts have been rounded for ease of presentation.

The Fund will apply the reduced selling price per Class A Share and selling commissions to the incremental Class A Shares within the indicated range only. Thus, for example, assuming a price per Class A Share of $10.00, a purchase of $1.25 million would result in a weighted average purchase price of $9.88 per Class A Share as shown below:

•	$499,999.99 at $10.00 per Class A Share (total: 50,000 Class A Shares) and a 6.0% selling commission;
•	$250,000.00 at $9.90 per Class A Share (total: 25,252.53 Class A Shares) and a 5.0% selling commission;
•	$250,000.00 at $9.80 per Class A Share (total: 25,510.20 Class A Shares) and a 4.0% selling commission; and
•	$250,000.01 at $9.70 per Class A Share (total: 25,773.20 Class A Shares) and a 3.0% selling commission.

The following table shows the discounted price per Share and the reduced selling commissions payable for volume sales of Class T Shares:

Dollar Amount of Shares Purchased	Purchase Price per Incremental Unit in Volume Discount Range(1)	Reduced Commission Rate
up to $1,999,999.99	$9.68	3%
$2,000,000.00 and above	$9.58	2%

(1)	Assumes a $9.68 per Class T Share offering price. Discounts will be adjusted appropriately for changes in the offering price. Amounts have been rounded for ease of presentation.

The Fund will apply the reduced selling price per Class T Share and selling commissions to the incremental Class T Shares within the indicated range only. Thus, for example, assuming a price per Class T Share of $9.68, a purchase of $2.25 million would result in a weighted average purchase price of $9.67 per Class T Share as shown below:

•	$1,999,999.99 at $9.68 per Class T Share (total: 1,999,990.31 Class T Shares) and a 3.0% selling commission; and
•	$250,000.01 at $9.58 per Class T Share (total: 249,990.43 Class T Shares) and a 2.0% selling commission;

To qualify for a volume discount as a result of multiple purchases of Shares, investors must mark the “Additional Investment” space on the subscription agreement. The Fund is not responsible for failing to combine purchases if an investor fails to mark the “Additional Investment” space. Once an investor qualifies for a volume discount, her or she will be eligible to receive the benefit of such discount for subsequent purchases of Shares in this offering.

The following persons qualify as a “qualifying purchaser,” and, to the extent purchased through the same Participating Broker-Dealer, may combine their purchases as a “single qualifying purchaser” for the purpose of qualifying for a volume discount:

•	an individual, his or her spouse, their children under the age of 21 and all pension or trust funds established by each such individual;
•	a corporation, partnership, association, joint-stock company, trust fund or any organized group of persons, whether incorporated or not;
•	an employees’ trust, pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code; and
•	all commingled trust funds maintained by a given bank.

In the event a person wishes to have his or her subscription combined with others as a single qualifying purchaser, that person must request such treatment in writing at the time of that person’s subscription and identify the subscriptions to be combined. Any combination request will be subject to the Fund’s verification that the subscriptions to be combined are made by a single qualifying purchaser. If the subscription agreements for the combined subscriptions of a single qualifying purchaser are submitted at the same time, then the sales commissions payable and the discounted share purchase price will be allocated pro rata among the combined subscriptions on the basis of the respective subscription amounts being combined. Otherwise, the volume discount provisions will apply only to the subscription that qualifies the single qualifying purchaser for the volume discount and the subsequent subscriptions of that single qualifying purchaser.

Early Withdrawal Charges

Class T, Class D, Class I and Class C Shares will be subject to an early withdrawal charge of 2.0% of the shareholder’s repurchase proceeds in the event that a shareholder tenders his or her Shares for repurchase by the Fund at any time prior to the one-year anniversary of the purchase of such Shares. Class A Shares purchased at a reduced commission and/or reduced dealer manager fees will also be subject to an early withdrawal charge of 2.0% of the shareholder’s repurchase proceeds in the event that a shareholder tenders his or her Shares for repurchase by the Fund at any time prior to the one-year anniversary of the purchase of such Shares. Shareholders who pay the full selling commissions and dealer manager fees in connection with the purchase of Class A Shares will not be subject to an early withdrawal charge. See “Plan of Distribution” for additional information regarding the early withdrawal charge and amounts that would be payable based on the period of time that a shareholder holds their Shares.

Transfer on Death Designation

Registered investors have the option of placing a transfer on death (“TOD”) designation on their Shares purchased in this offering. A TOD designation transfers ownership of Shares to a registered investor’s designated beneficiary upon his or her death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right of survivorship of Shares. However, this option is not available to residents of the State of Louisiana. If a registered shareholder who purchased Shares in this offering would like to place a TOD designation on his or her Shares, the registered shareholder must complete and return the TOD form available upon request to the Fund in order to effect the designation.

INVESTOR SUITABILITY

An investment in the Fund involves a considerable amount of risk. A shareholder may lose money as a result of an investment in Shares of the Fund. Shares offered by this prospectus represent a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. For the foreseeable future, there is not expected to be any public market for the Shares, which means that it may be difficult for shareholders to sell Shares.

The Dealer Manager and the Participating Broker-Dealers selling Shares on the Fund’s behalf must make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment for each prospective shareholder based on information provided by the prospective shareholder regarding the prospective shareholder’s financial situation and investment objective. Each Participating Broker-Dealer is required to maintain for six years records of the information used to determine that an investment in Shares is suitable and appropriate for a prospective shareholder.

In purchasing Shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing Shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

DISTRIBUTIONS

On August 16, 2017, the Board declared a distribution on the outstanding Class A Shares and Class T Shares. The distributions (i) accrue daily to the shareholders of record as of the close of business on each day during the period commencing on September 1, 2017 and ending on December 31, 2017; (ii) are payable in cumulative amounts on or before the 3rd day of each calendar month with respect to the prior month; and (iii) are calculated at a rate of $0.00191781 per Class A and Class T Shares per day, as reduced by any applicable distribution and servicing fees. On November 28, 2017, the Board declared a distribution on the outstanding Class D Shares and Class I Shares. The distributions (i) accrue daily to the shareholders of record as of the close of business on each day during the period commencing on November 29, 2017, and ending on December 31, 2017; (ii) are payable in cumulative amounts on or before the 3rd day of each calendar month with respect to the prior month; and (iii) are calculated at a rate of $0.00191781 per share of the Class D Shares and Class I Shares per day, as reduced by any applicable distribution and servicing fees. On November 28, 2017, the Board declared a distribution on the outstanding Class A Shares, Class T Shares, Class D Shares and Class I Shares. The distributions (i) accrue daily to the shareholders of record as of the close of business on each day during the period commencing on January 1, 2018, and ending on February 28, 2018; (ii) are payable in cumulative amounts on or before the 3rd day of each calendar month with respect to the prior month; and (iii) are calculated at a rate of $0.00191781 per share of the Shares per day, as reduced by any applicable distribution and servicing fees.

Subject to the Board’s discretion and applicable legal restrictions, the Fund intends to continue to authorize and declare ordinary cash distributions on a weekly, semi-monthly or monthly basis and to pay such distributions on a monthly basis. The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses, as well as the sales load.

Subject to the Board’s discretion and applicable legal restrictions, the Fund from time to time may also pay special interim distributions in the form of cash or Shares. At least annually, the Fund intends to authorize and declare special cash distributions of net long-term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed. Such special cash distributions are expected to be paid using special cash distributions received from the Fund.

Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities and/or a return of capital, which is a nontaxable distribution) will be mailed to shareholders subject to IRS reporting. Distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the Fund’s distributions may constitute a return of investor capital and would lower an investor’s tax basis in his or her Shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from the Fund’s investment activities. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

To qualify for and maintain RIC tax treatment, the Fund must distribute on a timely basis with respect to each tax year dividends of an amount at least equal to the sum of 90% of “investment company taxable income” and net tax-exempt interest income, determined without regard to any deduction for dividends paid, for such tax year. In order to avoid certain excise taxes imposed on RICs, the Fund must distribute in respect of each calendar year dividends of an amount at least equal to the sum of (i) 98% of ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year and (iii) any ordinary income and capital gain net income for previous years that were not distributed during such years and on which the Fund paid no U.S. federal income tax. The Fund can offer no assurance that it will achieve results that will permit the payment of any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes it to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of the Fund’s borrowings.

Distribution Reinvestment Plan

The Fund has adopted an “opt in” DRP pursuant to which shareholders may elect to have the full amount of their cash distributions reinvested in additional Shares. Participants in the DRP are free to elect to participate or terminate participation in the DRP within a reasonable time as specified in the DRP. If a shareholder does not elect to participate in the DRP, the shareholder will automatically receive any distributions the Fund declares in cash. For example, if the Board authorizes, and the Fund declares, a cash distribution, then if a shareholder has “opted in” to the DRP, the shareholder will have the cash distribution reinvested in additional Shares, rather than receiving the cash distribution. The Fund expects to issue Shares pursuant to the DRP at the closing conducted on the day of or immediately following each distribution payment date at a price equal to the NAV per Share that is used to determine the offering price of the Shares on the date of such closing. Shares issued pursuant to the DRP will have the same voting rights as Shares offered pursuant to this prospectus.

If a shareholder wishes to receive their distributions in cash, no action is required by the shareholder. If a shareholder is a registered shareholder, the shareholder may elect to have their entire distribution reinvested in Shares by notifying DST, the plan administrator and the Fund’s transfer agent, in writing at the address set forth below so that such notice is received by the plan administrator no later than the record date for distributions to shareholders. If a shareholder elects to reinvest their distributions in additional Shares, the plan administrator will set up an account for Shares acquired through the DRP and will hold such Shares in non-certificated form. If Shares are held by a broker or other financial intermediary, a shareholder may “opt in” to the DRP by notifying their broker or other financial intermediary of their election.

The Fund uses newly issued Shares under the DRP. The number of Shares the Fund issues to a shareholder is determined by dividing the total dollar amount of the cash distribution payable to the shareholder by a price equal to the NAV per Share on the date of issuance.

There are no selling commissions, dealer manager fees or other sales charges to a shareholder if they elect to participate in the DRP. The Fund pays the plan administrator’s fees under the DRP.

If a shareholder elects to have his or her cash distributions reinvested in additional Shares, the shareholder generally is subject to the same federal, state and local tax consequences as the shareholder would have had if the shareholder elected to receive their distributions in cash. A shareholder’s basis for determining gain or loss upon the sale of Shares received in a distribution from the Fund will be equal to the total dollar amount of the distribution payable in cash. Any Shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the Shares are credited to the shareholder’s account.

The Fund reserves the right to amend, suspend or terminate the DRP. A shareholder may terminate their account under the DRP by calling the plan administrator at 1-800-214-2101. All correspondence concerning the DRP should be directed to the plan administrator by mail at Stira Alcentra Global Credit Fund, c/o DST. A shareholder may obtain a copy of the DRP by request to the plan administrator or by contacting the Fund.

FISCAL YEAR; REPORTS

For accounting purposes, the Fund’s fiscal year ends on December 31. The Fund’s tax years end on December 31. As soon as practicable after the end of each calendar year, the Fund will furnish to shareholders a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to shareholders for tax purposes. In addition, the Fund will prepare and transmit to shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

PRIVACY NOTICE

The Fund is committed to protecting the privacy of shareholders. This privacy notice explains the privacy policies of the Fund and its affiliates. This notice supersedes any other privacy notice shareholders may have received from the Fund.

The Fund will safeguard, according to strict standards of security and confidentiality, all information the Fund receives about shareholders. The only information the Fund collects from shareholders is their name, address, number of Shares held and their social security number. This information is used only so that the Fund can send shareholders annual reports, semi-annual reports and other information about the Fund, and send shareholders other information required by law.

The Fund does not share this information with any non-affiliated third party except as described below.

•	Authorized employees of the Adviser. It is the Fund’s policy that only authorized employees of the Adviser who need to know a shareholder’s personal information will have access to it.
•	Service providers. The Fund may disclose a shareholder’s personal information to companies that provide services on the Fund’s behalf, such as record keeping, processing the shareholder’s trades and mailing the shareholder information. These companies are required to protect the shareholder’s information and use it solely for the purpose for which they received it.
•	Courts and government officials. If required by law, the Fund may disclose a shareholder’s personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

INQUIRIES

Inquiries concerning the Fund and the Shares should be directed to:

Stira Alcentra Global Credit Fund
18100 Von Karman Avenue
Suite 500
Irvine, CA 92612
Telephone: (877) 567-7264
Website: www.StiraALLternatives.com

Investors should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, investors should not rely upon such information or representations. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell to, or a solicitation of an offer to buy from, any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth below. Investors should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

STIRA ALCENTRA GLOBAL CREDIT FUND

Maximum Offering of $3,000,000,000 in Class A, Class T, Class D, Class I and Class C Common Shares of Beneficial Interest

PROSPECTUS

February 5, 2018

STIRA ALCENTRA GLOBAL CREDIT FUND

Maximum Offering of $3,000,000,000 in Class A, Class T, Class D, Class I and Class C Common Shares of Beneficial Interest

Statement of Additional Information

February 5, 2018

Stira Alcentra Global Credit Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s investment objective is to provide current income, and capital preservation with the potential for capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund pursues its investment objective, and makes investments, as described in the Fund’s prospectus, dated February 5, 2018, as may be supplemented from time to time (the “Prospectus”), and which is incorporated herein by reference, with the proceeds it receives from the sale of its common shares of beneficial interest. There can be no assurance that the Fund will achieve its investment objective.

This Statement of Additional Information (this “Statement of Additional Information”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained upon request and without charge by writing to the Fund at 18100 Von Karman Avenue, Suite 500, Irvine, CA 92612, by calling the Fund at (877) 567-7264 or by accessing the Fund’s website at www.StiraALLternatives.com. The information on Fund’s website is not incorporated by reference into this Statement of Additional Information and investors should not consider it a part of this Statement of Additional Information. The Prospectus, and other information about the Fund, is also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.

Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

i

INVESTMENT OBJECTIVE AND POLICIES

The Fund intends to pursue its investment objective by providing customized financing solutions to Middle-Market Companies in the form of floating and fixed rate senior secured loans, second lien loans and subordinated debt, which, under normal circumstances, will collectively represent at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes). The Fund intends to leverage its relationship with the Sub-Adviser and its global sourcing and organization platform to directly source investment opportunities. Directly originated loans are loans negotiated and made directly, without an intermediary, between a portfolio company and a lender or a small group of lenders. The Fund may, to a lesser extent, also invest selectively in broadly syndicated loans and CDOs, which include CBOs and CLOs. The Fund’s investments are expected to typically range in size from $5 million to $40 million, with the aim of building a portfolio of over 100 positions, although the average investment size will likely be smaller in the Fund’s early stages of operations and will likely be higher if the Fund raises significant capital in this offering.

Under normal market conditions, the Fund intends to invest approximately 40% of its total assets in non-U.S. securities, as measured throughout the life of the Fund. With respect to its investments in non-U.S. securities, the Fund intends to invest primarily in those countries where there are well-established laws protecting creditors’ rights, such as countries in North America and Western Europe, although in select situations the Fund may invest in securities of issuers domiciled elsewhere. The Fund considers non-U.S. securities to be investments in issuers domiciled in and tied economically to one or more non-U.S. countries. An issuer is tied economically to a foreign country if it derives 50% or more of its total revenue or profit from goods produced, sales made or services provided in a foreign country or maintains 50% or more of its assets in a foreign country. The geographic areas of focus are subject to change from time to time and may be changed without notice to shareholders.

The Fund’s investments will be originated or structured by the Sub-Adviser for the Fund and/or entities managed by the Sub-Adviser or its affiliates. These investments may include both debt and equity components, although the Fund intends to generally limit equity investments independent of having an existing credit relationship. The Fund believes directly originated investments may offer higher returns and more favorable protections than larger broadly syndicated loans. Additionally, the Fund believes that directly originated loans can provide favorable yields in the current low-interest rate environment.

The following disclosure supplements the disclosure set forth under the caption “Types of Investments and Related Risks” in the Prospectus and does not, by itself, present a complete or accurate explanation of the matters disclosed. Prospective investors must refer also to “Types of Investments and Related Risks” in the Prospectus for a complete presentation of the matters disclosed below.

Fixed-Income Instruments

A portion of the Fund’s investments are expected to be in fixed-income instruments, such as high-yield corporate debt securities or bonds. Corporate bonds and other fixed-income instruments are typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Underwriter”) for a group of investors (“Bond Investors”). In secured fixed-income instrument offerings, an institution, typically but not always an agent affiliated with the Underwriter, holds any collateral on behalf of the Bond Investors. The Fund may purchase fixed-income instruments either directly from the Underwriter or from a Bond Investor.

An issuer of fixed-income instruments must typically comply with the terms contained in a note purchase agreement or indenture between the issuer and the holders of the instruments (the “Bond Agreement”). These Bond Agreements generally detail the schedule of payments and also place certain restrictive financial and other covenants on the issuer, similar to those in loan agreements. A trustee typically administers and enforces the terms of the Bond Agreement and the fixed-income instrument on behalf of all holders of the instrument.

The rights of holders of high-yield corporate debt securities or bonds are generally subordinate to any existing senior or secured lenders in the issuer’s capital structure and are structurally subordinated to the rights of any existing or future lenders to an issuer’s subsidiaries that do not guarantee the high-yield corporate debt securities or bonds, and thus have a lower priority in payment than such lenders.

Debtor-in-Possession (“DIP”) Loans

The Fund may invest in or extend loans to U.S. companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code and to European companies that have sought bankruptcy protection. These DIP loans are most often working-capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process. While such loans are generally viewed as less risky than many other types of loans as a result of their seniority in the debtor’s capital structure, their underlying collateral and because their terms will have been approved by a federal bankruptcy court order, the debtor’s reorganization efforts may fail and the proceeds of the ensuing liquidation of the DIP lender’s collateral might be insufficient to repay the DIP loan.

Restricted and Illiquid Securities

The Fund may not be able to readily dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act (such securities, “Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Board directs the Adviser and the Sub-Adviser to carefully monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Equity Securities

In addition to common stock, the Fund may invest in other equity securities, including preferred stock, convertible securities and depositary receipts.

Preferred Stock.  Preferred stock has a preference over common stock in liquidation (and generally dividends) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of the issuer’s preferred stock than in more senior credit securities with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

The value of a convertible security is a function of its “investment value,” or determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and its “conversion value,” or the security’s worth, at market value, if converted into the underlying common stock. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Generally, the amount of the premium decreases as the convertible security approaches maturity. Although under normal market conditions longer-term convertible debt securities have greater yields than do shorter-term convertible debt securities of similar quality, they are subject to greater price fluctuations.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Depositary Receipts.  The Fund may hold investments in sponsored and unsponsored American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), global depositary receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as continental depositary receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present the additional investment considerations of Non-U.S. Securities.

Rights Offerings and Warrants to Purchase

The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe for and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe for additional shares is not exercised prior to the rights’ or warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the related security’s market price such as when there is no movement in the level of the underlying security.

Cash Equivalents and Short-Term Debt Securities

The net proceeds of this continuous offering of Shares will be invested in accordance with the Fund’s investment objective and strategies as set forth in the Prospectus and are expected to be invested within three to six months of receipt. Pending such use, for temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt securities are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, the securities of which are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, the securities of which are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, the securities of which are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the securities of which are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. The Adviser and Sub-Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date. In the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser and the Sub-Adviser will monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser and Sub-Adviser will do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Bank Loans and Participations

The Fund’s investment program may include bank loans and participations. These obligations are subject to certain risks, including (i) the possible avoidance of an investment transaction as a “preferential transfer,” “fraudulent conveyance” or “fraudulent transfer,” among other avoidance actions, under relevant bankruptcy, insolvency and/or creditors’ rights laws, (ii) so-called “lender liability” claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations and (v) the contractual nature of participations where the Fund takes on the credit risk of the agent bank rather than the actual borrower.

The Fund may acquire interests in loans either directly (by way of assignment) or indirectly (by way of participation). The Fund will typically acquire loans by assignment, but may in some instances purchase loans by participation. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a contracting party under the loan agreement with respect to the loan; however, its rights can be more restricted than those of the assigning institution. Participation in a portion of a loan typically results in a contractual relationship only with the institution participating out the interest and not with the obligor. The Fund would, in such a case, have the right to receive payments of principal and interest to which it is entitled only from the institution selling the participation, and not directly from the obligor, and only upon receipt by such institution of such payments from the obligor. As the owner of a participation, the Fund generally will have no right to enforce compliance by the obligor with the terms of the loan agreement or to vote on amendments to the loan agreement, nor any rights of set-off against the obligor, and the Fund may not directly benefit from collateral supporting the loan in which it has purchased the participation. In addition, in the event of the insolvency of the selling institution, the Fund may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the applicable loan. Consequently, the Fund will assume the credit risk of both the obligor and the institution selling the participation to the Fund. As a result, concentrations of participations from any one selling institution subject the Fund to an additional degree of risk with respect to defaults by such selling institution.

Special Situations

The Fund may invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. In any investment opportunity involving any such type of special situation, there exists the risk that the contemplated transaction either will be unsuccessful, will take considerable time or will result in a distribution of cash or new securities, the value of which may be less than the purchase price paid by the Fund for the securities or other financial instruments in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss. The consummation of such transactions can be prevented or delayed by a variety of factors, including, but not limited to: (i) intervention of a regulatory agency; (ii) market conditions resulting in material changes in securities prices; (iii) compliance with any applicable bankruptcy, insolvency or securities laws; and/or (iv) the inability to obtain adequate financing. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund invests, there is a potential risk of loss by the Fund of its entire investment in such companies.

Certain Bankruptcy and Insolvency Issues

Some of the companies in which the Fund invests may be involved in complex bankruptcy or insolvency proceedings in the United States or elsewhere. There are a number of significant risks inherent in the bankruptcy or insolvency process. The Fund cannot guarantee the outcome of any bankruptcy or insolvency proceeding.

Under U.S. bankruptcy or other insolvency proceedings, the Fund may risk taking a loss on its investment and having its claim released or discharged against the debtor and third parties. For example, under a plan of reorganization, the Fund could receive a cash distribution for less than its initial investment or receive securities or other financial instruments in exchange for its claims, which then could be discharged and released against the debtor or other third parties. In addition, through U.S. bankruptcy proceedings, a debtor can effectuate a sale of assets with a purchaser acquiring such assets free and clear of any claims or liens underlying the Fund’s investment, with the Fund having only potential recourse to the proceeds of the sale.

Under certain circumstances, payments or grants of security to the Fund may be reclaimed, recharacterized or avoided if any such payment or grant is later determined by the applicable court to have been a fraudulent conveyance, fraudulent transfer, preferential payment or otherwise subject to avoidance under applicable law. In addition, especially in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” of a debtor and other creditors can demonstrate that they have been harmed by such actions.

Many events in a bankruptcy are often beyond the control of the creditors. While creditors may be given an opportunity to object to or otherwise participate in significant actions, there can be no assurance that a court in the exercise of its broad powers or discretion would not approve actions that would be contrary to the interests of the Fund.

The duration of a bankruptcy or insolvency proceeding is difficult to predict. A creditor’s return on investment can be adversely impacted by delays while a plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until the plan ultimately becomes effective. Similar delays can occur while a court considers a sale or other restructuring transaction. In addition, the administrative costs in connection with a bankruptcy or insolvency proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to unsecured creditors or equity holders. If a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs. Also, in the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. Further, certain claims that have priority by law (for example, claims for taxes) may be quite substantial.

The effect of a bankruptcy filing on or by a portfolio company may adversely and permanently affect the portfolio company. The portfolio company may lose its market position, going concern value and key employees and otherwise become incapable of restoring itself as a viable entity. If the proceeding is converted to a liquidation, the liquidation value of the portfolio company may not equal the liquidation value that was believed to exist at the time of the investment.

Other Portfolio Strategies

Short Sales

The Fund may engage in short sales of securities, particularly of corporate bonds and other fixed-income instruments. A short sale is a transaction in which the Fund sells a security it does not own as a means of attractive financing for purchasing other assets or in anticipation that the market price of that security will decline. The Fund may make short sales for financing, for risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security may be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund may also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Short selling involves a number of risks. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may, but is not expected to, have substantial short positions and may engage in short sales where it does not own or have the immediate right to acquire the security sold short, and as such must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement any short sale strategy it employs due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Until the Fund replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. Additionally, the Fund must maintain sufficient liquid assets, less any additional collateral pledged to the broker, marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet other current obligations.

In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer.

Derivatives

General Limitations on Futures and Options Transactions.  The Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the U.S. Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association, which regulate trading in the futures markets. Pursuant to CFTC Regulation 4.5, the Fund is not subject to regulation as a commodity pool under The Commodity Exchange Act (the “CEA”).

Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions.  The Fund complies with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will segregate cash, U.S. government securities, high-grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC on the Fund’s records in the amount prescribed. Securities segregated on the Fund’s records cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Options.  The Fund may purchase put and call options on currencies or securities. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.

As a holder of a put option, the Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

Certain Considerations Regarding Options.  The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Some, but not all, of the Fund’s derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Futures Contracts.  The Fund may enter into securities-related futures contracts, including security futures contracts, as an anticipatory hedge. The Fund’s derivative investments may include sales of futures as an offset against the effect of expected declines in securities prices and purchases of futures as an offset against the effect of expected increases in securities prices. The Fund does not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be “long” the contract. A person who sells a security futures contract enters into a contract to sell the underlying security and is said to be “short” the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.

Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. In order to enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. However, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Depending on the terms of the contract, some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying securities. Conversely, a person who is short the contract must make delivery of the underlying securities in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

Depending on the terms of the contract, other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

As noted above, margin is the amount of funds that must be deposited by the Fund in order to initiate futures trading and to maintain the Fund’s open positions in futures contracts. A margin deposit is intended to ensure the Fund’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing its NAV, the Fund marks to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

In addition to the foregoing, imperfect correlation between futures contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average experiences one-day declines of 10%, 20% and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

Swap Agreements.  The Fund may enter into swap agreements. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Some swaps are structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Certain risks are reduced (but not eliminated) if a fund invests in cleared swaps. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free.

Swap agreements may increase or decrease the overall volatility of the Fund’s investments and the price of Shares. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund will segregate assets equal to the full notional value of the swap agreements, unless future SEC staff guidance permits asset segregation to a lesser extent.

The use of swaps can cause the Fund to be subject to additional regulatory requirements, which may generate additional Fund expenses.

The Fund monitors any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory, investment and tax requirements.

Equity Swaps.  In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

When-Issued and Forward Commitment Securities

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid credit securities equal to at least the value of the when-issued or forward commitment securities, unless future SEC staff guidance permits designation or segregation to a lesser extent. The value of these assets will be monitored daily to ensure that their marked-to-market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the Fund’s NAV.

The risks and effect of settlements in the ordinary course on the Fund’s NAV are not the same as the risks and effect of when-issued and forward commitment securities.

The purchase price of when-issued and forward commitment securities are expressed in yield terms, which reference a floating rate of interest, and is therefore subject to fluctuations of the security’s value in the market from the date of the Fund’s commitment (the “Commitment Date”) to the date of the actual delivery and payment for such securities (the “Settlement Date”). There is a risk that, on the Settlement Date, the Fund’s payment of the final purchase price, which is calculated on the yield negotiated on the Commitment Date, will be higher than the market’s valuation of the security on the Settlement Date. This same risk is also borne if the Fund disposes of its right to acquire a when-issued security, or its right to deliver or receive, a forward commitment security, and there is a downward market movement in the value of the security from the Commitment Date to the Settlement Date. In some instances, no income accrues to the Fund during the period from the Commitment Date to the Settlement Date. On the other hand, the Fund may incur a gain if the Fund invests in when-issued and forward commitment securities and correctly anticipates the rise in interest rates and prices in the market.

The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (“LSTA”). For par loans, income accrues to the buyer of the senior loan (the “Buyer”) during the period beginning on the last date by which the senior loan purchase should have settled (T+7) to and including the actual settlement date. Should settlement of a par senior loan purchase in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the senior loan (this payment may be netted from the wire released on settlement date for the purchase price of the senior loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement pro-rated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the buyer should have received. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Zero Coupon and PIK Bonds

The Fund may invest in zero coupon or PIK bonds. Because investors in zero coupon or PIK bonds receive no cash prior to the maturity or cash payment date applicable thereto, an investment in such securities generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

The Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser and Sub-Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser and Sub-Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Securities Lending

To the extent permitted by the 1940 Act, the Fund may make secured loans of its marginable securities to brokers, dealers and other financial institutions; provided, however, that the value of such loaned securities may not exceed one-third of the Fund’s total asset value, including collateral received in respect of such loans. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by the Adviser and Sub-Adviser to be of relatively high credit standing. Loans of securities are made to broker-dealers pursuant to agreements requiring that such loans be continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan. The Fund invests the cash collateral received in accordance with its investment objective, subject to the Fund’s agreement with the borrower of the securities. In the case of cash collateral, the Fund typically pays a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for the Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the Fund’s investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.

INVESTMENT POLICIES AND RESTRICTIONS

The Fund may:

(1)	borrow money, make loans or issue senior securities to the fullest extent permitted by applicable law, including the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended;
(2)	invest no more than 25% of its total assets in a particular industry or group of industries. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities are not considered to represent an industry;
(3)	underwrite securities to the fullest extent permitted by applicable law, including the Securities Act and the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statutes, rules, regulations or orders may be amended;
(4)	not purchase or sell real estate, except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities and/or other instruments of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities and/or other instruments that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities and/or other instruments and (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and/or other instruments; and
(5)	purchase or sell commodities, commodities contracts, futures contracts and related options, options or forward contracts to the fullest extent permitted by applicable law, including the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended.

The fundamental investment policies set forth above restrict the ability of the Fund to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, applicable law, including the 1940 Act. Relevant limitations of the 1940 Act as they presently exist are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change and no vote of shareholders, as applicable, will be required or sought.

Fundamental Investment Restrictions

Under the 1940 Act, the Fund may only borrow up to one-third of the value of its total assets less liabilities (other than liabilities representing senior securities). For more information on leverage and the risks relating thereto, see “Types of Investments and Related Risks — Risks Related to Investment Strategies and Fund Investments — Leverage Risk” in the Prospectus.

The 1940 Act also restricts the ability of any closed-end fund to lend. Under the 1940 Act, the Fund may only make loans if expressly permitted to do so by its investment policies, and the Fund may not make loans to persons who control or are under common control with the Fund. Thus, the 1940 Act effectively prohibits the Fund from making loans to certain persons when conflicts of interest or undue influence are most likely present. However, the Fund may make other loans which, if made, would expose shareholders to additional risks, such as the failure of the other party to repay the loan. The Fund retains the flexibility to make loans to the extent permitted by its investment policies, other than loans of securities, which will be limited to 33 1/3% of the total assets of the Fund.

The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing and form of senior securities that may be issued. Certain portfolio management techniques, such as reverse repurchase agreements, credit default swaps, futures contracts, the purchase of securities on margin, short sales, or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate assets or otherwise cover obligations. To the extent the Fund covers its commitment under these transactions, including by the segregation of liquid assets, such instrument will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund (or, as the case may be, the 200% asset coverage requirement applicable to preferred shares).

The Fund does not anticipate issuing any class of senior security that is a share of beneficial interest. Under the 1940 Act, the issuance of any other type of senior security by the Fund is subject to a requirement that provision is made that, (i) if on the last business day of each of 12 consecutive calendar months the asset coverage with respect to the senior security is less than 100%, the holders of such securities voting as a class shall be entitled to elect at least a majority of the Board, with such voting right to continue until the asset coverage for such class of senior security is at least 110% on the last business day of each of three consecutive calendar months or, (ii) if on the last business day of each of 24 consecutive calendar months the asset coverage for such class of senior security is less than 100%, an event of default shall be deemed to have occurred.

Altering Investment Restrictions

The restrictions listed above are fundamental policies of the Fund. Except as described herein, the Fund, as a fundamental policy, may not alter these policies without the approval of the holders of a majority of the outstanding Shares. For purposes of the foregoing, “a majority of the outstanding Shares” means (i) 67% or more of such Shares present at a meeting, if the shareholders of more than 50% of such Shares are present or represented by proxy, or (ii) more than 50% of such Shares, whichever is less.

Unless otherwise indicated, all limitations applicable to the investments (as stated above and elsewhere in this Statement of Additional Information and the Prospectus) of the Fund apply only at the time a transaction is entered into. Except as otherwise noted, all percentage limitations set forth above apply immediately after a purchase and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis.

MANAGEMENT OF THE FUND

Pursuant to the Fund’s declaration of trust and by-laws, the Fund’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The officers of the Fund conduct and supervise the Fund’s daily business operations.

Board of Trustees and Executive Officers

Board Leadership Structure

The Board consists of five members, three of whom are considered Independent Trustees. Among other things, the Board sets broad policies for the Fund and appoints the Fund’s officers. The role of the Board, and of any individual Trustee, is one of oversight and not of management of the Fund’s day-to-day affairs. Each Trustee will serve until his or her successor is duly elected and qualified. The Trustees are subject to removal or replacement in accordance with Delaware law and the Fund’s declaration of trust. The Trustees serving on the Board were elected by the organizational trustees of the Fund.

Christopher Hilbert serves as chairman of the Board and is not an Independent Trustee by virtue of his relationship with the Adviser. The Board believes that Mr. Hilbert, as the Fund’s chief executive officer, is the Trustee with the most knowledge of the Fund’s business strategy and is best situated to serve as chairman of the Board. The Board does not currently have a lead independent Trustee. Each Independent Trustee plays an active role on the Board. The Independent Trustees are expected to meet separately in executive session as often as necessary to exercise their oversight responsibilities. The Board believes that its leadership structure is the optimal structure for the Fund at this time given the Fund’s current size and complexity. The Board, which reviews its leadership structure periodically, further believes that its structure is presently appropriate to enable it to exercise its oversight of the Fund.

Board Role in Risk Oversight

Through its direct oversight role, and indirectly through its committees, the Board performs a risk oversight function for the Fund consisting of, among other things, the following activities: (i) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the Fund’s performance and operations; (ii) reviewing and approving, as applicable, the Fund’s compliance policies and procedures; (iii) meeting with members of the Sub-Adviser’s portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (iv) meeting with, or reviewing reports prepared by, the representatives of key service providers, including the Adviser and the Sub-Adviser and the Fund’s administrator, distributor, transfer agent, custodian and independent registered public accounting firm, to review and discuss the Fund’s activities and to provide direction with respect thereto; and (v) engaging the services of the Fund’s chief compliance officer to test the compliance procedures of the Fund and its service providers. However, not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects and some risks are beyond the control of the Fund and its service providers.

Trustees

Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups — Interested Trustees and Independent Trustees. The address for each Trustee is c/o Stira Alcentra Global Credit Fund, 18100 Von Karman Avenue, Suite 500, Irvine, CA 92612. As set forth in the Fund’s declaration of trust, each Trustee’s term of office shall continue until his or her death, resignation or removal.

NAME	AGE	POSITION	TRUSTEE SINCE
Interested Trustees
Christopher Hilbert(1)	48	Chief Executive Officer, Chairman of the Board	2016
Jack Yang(2)	56	Trustee	2016
Independent Trustees
Mitch Vance	55	Trustee	2017
Ned W. Brines	55	Trustee	2017
T. Ulrich Brechbühl	53	Trustee	2017

(1)	Mr. Hilbert is the President of Steadfast Companies that is directly or indirectly controlling or is under common control with Stira Investment Adviser, LLC; and Chief Executive Officer of Stira Investment Adviser, LLC and as such is considered an interested person as defined in Section 2(a)(19) of the 1940 Act.
(2)	Mr. Yang is the Head of Americas, Global Head of Business Development of Alcentra Group, that is directly or indirectly controlling or is under common control with Alcentra NY, LLC and as such is considered an interested person as defined in Section 2(a)(19) of the 1940 Act.

Interested Trustees

Christopher Hilbert

Mr. Hilbert has served as Chief Executive Officer and a Trustee of the Fund since its inception. Mr. Hilbert is responsible for the strategic planning, oversight and performance of Steadfast Companies. As president, Mr. Hilbert leads all corporate and real estate related functions including acquisitions, dispositions, project management and property management. Upon joining Steadfast Companies in 2005, Mr. Hilbert has successfully led his team in the acquisition and development of over 45,000 multifamily units. Mr. Hilbert began his career in property management 24 years ago. Prior to leading the organization, Mr. Hilbert served in several investment, underwriting and finance roles as senior vice president with Nations Bank and Bank of America and as chief financial officer of National Housing Development Corporation.

Mr. Hilbert received his Bachelor’s Degree from San Diego State University and Master of Business Administration from Queens University of Charlotte. Mr. Hilbert serves on the development committee and as the Annual Fund chair at Pacifica Christian High School.

The Fund believes that Mr. Hilbert’s prior experience as a president, vice president and chief financial officer has provided Mr. Hilbert with the experience, skills and attributes necessary to effectively carry out the duties and responsibilities of a Trustee and that Mr. Hilbert is highly qualified to serve on the Board.

Jack Yang

Mr. Yang has served as a Trustee of the Fund since its inception. Mr. Yang joined Alcentra Group in March 2013, and is the Head of Americas, Global Head of Business Development, responsible for product development, marketing, fundraising and investor relations. Prior to joining Alcentra Group, Mr. Yang was at Onex Credit Partners where he was the firm’s Managing Partner. Previously, he worked at Highland Capital Management from 2003 to 2009, where he was the firm’s Managing Partner, President of the firm’s broker/dealer, and business head for Europe. He previously served as a Vice Chairman and Director of the Loan Syndications and Trading Association and as a Director of the Loan Market Association.

Mr. Yang worked at Merrill Lynch from 1994-2002 where he founded the Loan Syndications Group, and was subsequently the Global Head of Leveraged Finance Products. He chaired the firm’s Debt Markets Commitment Committee, and led the establishment of the firm’s mezzanine debt and bridge loan funds. Prior to Merrill Lynch, he worked at Chemical Securities, Inc. from 1983-1994 where he was involved with starting the Leveraged Buyout and Loan Syndications Groups.

Mr. Yang graduated from Cornell University with a B.A. in Economics, and earned an M.B.A. from Columbia Business School.

The Fund believes that Mr. Yang’s prior experience as a managing partner, president, vice chairman and director has provided Mr. Yang with the experience, skills and attributes necessary to effectively carry out the duties and responsibilities of a Trustee and that Mr. Yang is highly qualified to serve on the Board.

Independent Trustees

Mitch Vance

Mr. Vance has served as a Trustee of the Fund since March 2017. Mr. Vance co-founded TGV Partners, LLC (“TGV”) in 1990, a private equity investment firm that provides investment and intellectual capital to emerging growth and middle market companies, and serves as a General Partner of TGV. Mr. Vance has provided strategic management to various partner companies including serving as Chief Executive Officer and Chairman of Vantage Mobility International. From February 1993 to March 1998, Mr. Vance served as a General Partner at Pacific Mezzanine Investors (now Windjammer Capital Investors). During Mr. Vance’s tenure, the firm invested over $175 million in 13 companies. Previously, Mr. Vance served as an Associate at Levine, Tessler, Leichtman Capital Partners, and Mr. Vance began his career as an Investment Manager at First Westinghouse Capital Corporation, specializing in mezzanine investments.

Mr. Vance currently serves on the Board of Directors of Astro Pak Corporation, and has served as a Director of numerous companies, including Smart Carte, Suiza Foods, Thompson-Center Arms, and Stratford American Corp, where Mr. Vance chaired the audit committee. Mr. Vance serves as a Trustee and Member of the Investment Committee of Westmont College; as a Director of Krochet Kids International, an international non-profit organization addressing poverty in Uganda and Peru; and as an Advisory Board Member of the Orangewood Foundation Rising Tide Communities, a non-profit organization that provides transitional housing for youth who are emancipated from foster care.

Mr. Vance holds a B.S. in Finance from the University of Oregon.

The Fund believes that Mr. Vance’s prior experience in private equity, company management, administration and finance, including his service on an audit committee, has provided Mr. Vance with the experience, skills and attributes necessary to effectively carry out the duties and responsibilities of a Trustee and that Mr. Vance is highly qualified to serve on the Board.

Ned W. Brines

Mr. Brines has served as a Trustee of the Fund since March 2017. Mr. Brines serves as the Director of Investments for Arnel & Affiliates since March 2016 where he oversees the management of the assets of a private family with significant and diversified holdings. Mr. Brines has been an independent director of Steadfast Income REIT, Inc. since July 2012 and an independent director of Steadfast Apartment REIT III, Inc. since January 2016.

Mr. Brines served as a portfolio manager for Andell Holdings, a private family office with significant and diversified holdings from June 2010 to July 2012. In addition, Mr. Brines served as the Chief Investment Officer for the CitizenTrust Wealth Management and Trust division of Citizens Business Bank from June 2012 to March 2016, where Mr. Brines was responsible for the investment management discipline, process, products and related sources. In September 2008 Mr. Brines founded Montelena Asset Management, a California based registered investment advisor firm, and served as its Chief Investment Officer. From May 2001 to September 2008, Mr. Brines served as a Senior Vice President and senior portfolio manager with Provident Investment Counsel in Pasadena managing their Small Cap Growth Fund with $1.6 billion in assets under management (AUM). Mr. Brines was with Roger Engemann & Associate in Pasadena from September 1994 to March 2001 in which he served as both an analyst and portfolio manager for their mid cap mutual fund and large cap Private Client business as the firm grew from $3 billion to over $19 billion in AUM.

Mr. Brines earned a Master of Business Administration degree from the University of Southern California and a Bachelor of Science degree from San Diego State University. Mr. Brines also holds the Chartered Financial

Analyst (CFA) designation and is involved in various community activities including serving on the investment committee of City of Hope.

The Fund believes that Mr. Brines’ prior service as a director and as chief investment officer has provided Mr. Brines with the experience, skills and attributes necessary to effectively carry out the duties and responsibilities of a Trustee and that Mr. Brines is highly qualified to serve on the Board.

T. Ulrich Brechühl

Mr. Brechbühl has served as a Trustee of the Fund since March 2017. Mr. Brechbühl is the President of Appenzeller Point, LLC a family investing and consulting business. He currently serves as the executive chairman of Avadyne Health, a San Diego based leading provider of outsourced revenue cycle services to the domestic US healthcare provider market that was recently recapitalized by MTS Health Investors. He also serves as a director on the boards of three other businesses: Qualifacts Systems Inc., a Nashville based provider of cloud EHR software to the behavioral health world; RxBenefits Inc., a Birmingham based pharmacy benefits administration solutions provider; and Alcentra Capital Corporation, a New York based, publicly traded business development company.

Mr. Brechbühl previously served as the President of Appenzeller Point LLC, a family investment management business from December 2013 through January 2016; and as both the Executive Vice President for Emdeon’s provider business as well as the Chief Executive Officer of Chamberlin Edmonds and Associates Inc. (CEA), an Emdeon Company. Mr. Brechbühl joined CEA in 2004 as the company’s COO. Shortly thereafter he became the President and Chief Executive Officer of CEA and was appointed to the board. In 2010 he joined the Emdeon executive team upon the sale of CEA to Emdeon. Prior to joining CEA, Mr. Brechbühl served as a director and as the Chief Executive Officer and Chief Financial Officer of MigraTEC, Inc., a publicly traded software business. He joined MigraTEC in 2000 as the Chief Financial Officer and was soon elected to the board and promoted to Chief Executive Officer, serving in those capacities until the end of 2003. From 1998 to 2000, Mr. Brechbühl was a founder and the Chief Financial Officer of Thayer Aerospace, a provider of structural components to the aerospace and defense industries. Mr. Brechbühl previously served as a Manager of Bain & Company from 1994 to 1998, during which time he led teams in a variety of assignments in high tech, aerospace and defense, and construction. Mr. Brechbühl is a graduate with distinction from the United States Military Academy at West Point and received an M.B.A. from Harvard Business School.

The Fund believes Mr. Brechbühl’s extensive finance and corporate leadership experience provided Mr. Brechbühl with the experience, skills and attributes necessary to effectively carry out the duties and responsibilities of a Trustee and that Mr. Brechbühl is highly qualified to serve on the Board.

Executive Officers

The following persons serve as the Fund’s executive officers in the following capacities:

NAME	AGE	POSITIONS HELD
Christopher Hilbert	48	Chief Executive Officer
Richard Gann	46	President
David Miller	39	Chief Accounting Officer
Terry Wettergreen	67	Chief Compliance Officer
Gustav Bahn	47	Secretary

The address for each executive officer is c/o Stira Alcentra Global Credit Fund, 18100 Von Karman Avenue, Suite 500, Irvine, CA 92612.

Christopher Hilbert

Please refer to “Interested Trustees” for the biography of Mr. Hilbert.

Richard Gann

Mr. Gann has served as President of the Fund since November 2017, and previously served as Executive Vice-President of the Fund from March 2017 to November 2017. Mr. Gann also serves as Chief Products Officer for Stira Capital Markets Group, the managing broker-dealer for the Fund, where he has been an officer since 2011. Prior to joining Steadfast Companies, Mr. Gann was Director of Marketing for KBS Capital Markets Group from February 2010 to November 2011, and an executive at Grubb & Ellis/Triple Net Properties from December 2006 to February 2010. All of these companies have sponsored multiple private placements and public, non-traded investment programs. Before transitioning into sponsorship of syndicated investments, Mr. Gann worked as an attorney primarily in the fields of property taxation and estate planning, which led to his being registered with broker-dealer firms including Citicorp Investment Services and LPL. Mr. Gann was admitted to the California State Bar in June 1997. Mr. Gann received a Juris Doctor from California Western School of Law and a Bachelor of Arts from UCLA.

David Miller

Mr. Miller has served as Chief Accounting Officer of the Fund since March 2017. Mr. Miller has also served as Vice President, Accounting of Steadfast REIT Investments, LLC, since June 2016, where he oversees the accounting, reporting and compliance functions of the Steadfast non-listed REITs as well as the Dealer Manager. Mr. Miller also served as Controller of Steadfast REIT Investments, LLC from July 2011 to June 2016. Prior to joining Steadfast REIT Investments, LLC, Mr. Miller served as an Assurance Senior Manager with BDO USA, LLP, an accounting and audit firm, where he serviced primarily middle market public and private clients in a variety of industries from November 2003 to June 2011. Mr. Miller holds a Bachelor of Arts in Business Administration (Accounting) from California State University, Fullerton and is a certified public accountant.

Terry Wettergreen

Ms. Wettergreen has served as Chief Compliance Officer of the Fund since March 2017. Ms. Wettergreen is a director of Vigilant Compliance LLC, a full service compliance firm servicing mutual funds and the investment industry. Ms. Wettergreen has over two decades of experience with registered investment advisers, publicly traded mutual fund, and private institutional clients. Ms. Wettergreen served as Vice President, Treasurer (Chief Financial Officer), and Secretary for the Westport Funds, from their inception in 1997 through their reorganization in 2016 where she was responsible for selecting and supervising the funds’ outsourced back office operations, coordinating and planning board of trustees meetings and, as chief compliance officer for the funds’ investment advisers. Ms. Wettergreen has extensive experience in handling examinations by the SEC staff. Ms. Wettergreen holds volunteer board positions with Rowayton Civic Association, Family Re Entry, YWCA of Darien/Norwalk, American Women’s Club, and American Chamber of Commerce.

Ms. Wettergreen received both her Undergraduate Degree in Marketing and her Masters in Finance from Fairfield University. Ms. Wettergreen holds FINRA Securities Licenses including Series 6 (limited Securities Representative) and 63 (Uniform Securities Agent).

Gustav Bahn

Mr. Bahn has served as Secretary of the Fund since November 2016. Mr. Bahn also serves as General Counsel of the Adviser and Assistant General Counsel — Securities & Investments at Steadfast Companies. Prior to joining Steadfast Companies, Mr. Bahn was a partner at the law firm of Alston & Bird LLP where his practiced focused on securities law and mergers and acquisitions. Prior to joining Alston & Bird LLP in 2006, Mr. Bahn was an associate in the capital markets group of Paul, Weiss, Rifkind, Wharton & Garrison LLP in both the New York and London offices from 2000 to 2006. Mr. Bahn received a B.A. in Economics and Political Science from the University of Tennessee, an MS.c. from the London School of Economics and Political Science and a J.D. from Tulane Law School.

Compensation of Trustees

Trustees who do not also serve in an executive officer capacity for the Fund, the Adviser or the Sub-Adviser or their respective affiliates are entitled to receive from the Fund an annual cash retainer, fees for attending in-person Board meetings and committee meetings and annual fees for serving as a committee chairperson, determined based on the Fund’s net assets as of the end of each fiscal quarter. These Trustees are Mitch Vance, Ned W. Brines and T. Ulrich Brechbühl.

The Fund will pay each Trustee who does not serve in an executive officer capacity an annual cash retainer of $45,000, pro-rated for a partial term (the audit committee chairperson will receive an additional $10,000 annually, pro-rated for a partial term); $2,500 for each attended in-person meeting of the Board; $1,500 for each in-person committee meeting attended as a committee member; and $1,000 for each Board or committee telephonic meeting in which such Trustee participates (not to exceed $4,000 for any one set of meetings attended within a 48-hour period). The Fund will also pay each Independent Trustee who serves on the valuation committee annual meeting fees of $15,000, pro-rated for a partial term, subject to such Independent Trustee attending at least 75% of all scheduled valuation committee meetings during the Fund’s fiscal year.

Further, the Fund will also reimburse each of the Trustees for all reasonable and authorized business expenses in accordance with the Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and each committee meeting not held concurrently with a Board meeting.

The Fund does not pay compensation to Trustees who also serve in an executive officer capacity for the Fund or the Adviser.

The table below sets forth the total compensation received by the Trustees for the year ended December 31, 2017:

Name	Aggregate Cash Compensation from the Fund(1)	Total Compensation from the Fund Paid to a Trustee(2)
Interested Trustees
Christopher Hilbert	$—	$—
Jack Yang	$—	$—
Independent Trustees
Mitch Vance	$70,083.33	$70,083.33
Ned W. Brines	$61,750.00	$61,750.00
T. Ulrich Brechbühl	$61,750.00	$61,750.00

(1)	For a discussion of the independent trustees’ compensation, see above.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our trustees.

Board Committees

In addition to serving on the Board, Trustees may also serve on one or more of the following committees which have been established by the Board to handle certain designated responsibilities. The Board has designated a chairman of each committee. Subject to applicable law, the Board may establish additional committees, change the membership of any committee, fill all vacancies and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in the Fund’s best interest.

Audit Committee

The audit committee is responsible for selecting, engaging and discharging the Fund’s independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with the Fund’s independent registered public accounting firm, approving professional services provided by the Fund’s independent registered public accounting firm (including compensation therefor), reviewing the independence of the Fund’s independent registered public accounting firm and reviewing the adequacy of the Fund’s internal controls over financial reporting. The members of the audit committee are Mitch Vance, Ned W. Brines and T. Ulrich Brechbühl, each of whom is an Independent Trustee. Mr. Vance serves as the chairman of the audit committee. The Board has determined that Mr. Vance is an “audit committee financial expert” as defined under SEC rules.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee selects and nominates Trustees for membership on the Board, selects nominees to fill vacancies on the Board or a committee thereof, develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board. The nominating and corporate governance committee considers candidates suggested by its members and other Trustees, as well as the Fund’s management and shareholders. The members of the nominating and corporate governance committee are Christopher Hilbert, T. Ulrich Brechbühl, and Ned W. Brines. Mr. Hilbert serves as chairman of the nominating and corporate governance committee.

Valuation Committee

The valuation committee of the Board establishes guidelines and makes recommendations to the Board regarding the valuation of the Fund’s loans and investments. The members of the Board’s valuation committee are T. Ulrich Brechbühl, Ned W. Brines, and Mitch Vance, a majority of whom are Independent Trustees. Mr. Brechbühl serves as chairman of the Board’s valuation committee.

Trustee Beneficial Ownership of Shares

Name of Trustee	Dollar Range of Equity Securities in the Fund(2)(3)
Interested Trustees
Christopher Hilbert	$50,001 – $100,000
Jack Yang	$50,001 – $100,000
Independent Trustees
Mitch Vance	None
Ned W. Brines	None
T. Ulrich Brechbühl	None

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or Over $1,000,000.
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.
(3)	The dollar range of equity beneficially owned is based on the initial offering price of $9.68 per Class T Share.

Shareholder Communications

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Trustees) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustees) and by sending the communication to the Fund’s offices at 18100 Von Karman Ave, Suite 500, Irvine, CA 92612. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Codes of Ethics

The Fund, the Adviser and the Sub-Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are included as exhibits to the registration statement of which this Statement of Additional Information forms a part. Shareholders may also read and copy these codes of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the codes of ethics are available on the EDGAR database on the SEC’s website at http://www.sec.gov. Shareholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102.

The Adviser

The Adviser, an investment adviser registered with the SEC under the Advisers Act, serves as the Fund’s investment adviser. The Adviser’s principal office is located at 18100 Von Karman Avenue, Suite 500, Irvine, California 92612. For more information regarding the Adviser, see “The Adviser” in the Prospectus. For more information on the services provided by the Adviser to the Fund, see “Management of the Fund” in the Prospectus.

The Investment Advisory Agreement and the Administration Agreement were approved by the Board and each became effective on August 8, 2017 in connection with the Fund satisfying the terms of the Minimum Offering Requirement. The Investment Advisory Agreement will continue in effect for two (2) years, and thereafter shall continue automatically for successive one-year periods, provided that such continuance is specifically approved at least annually by: (i) the vote of the Board, including the vote of a majority of the Independent Trustees, or (ii) by the vote of the holders of a majority of the outstanding voting securities of the Fund. The Investment Advisory Agreement may be terminated at any time, without the payment of any penalty, (a) by the Fund upon 60 days’ written notice to the Adviser, (i) upon the vote of a majority of the outstanding voting securities of the Fund, or (ii) by the vote of the Fund’s Independent Trustees; or (b) by the Adviser upon 60 days’ written notice to the Fund.

Once effective, the Administration Agreement will continue in effect for two (2) years, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by: (i) the vote of the Board; and (ii) the vote of a majority of the Independent Trustees. The Investment Advisory Agreement may be terminated at any time by the Fund or the Adviser, without the payment of any penalty, upon 60 days’ written notice to the other party.

The Sub-Adviser

The Adviser has engaged the Sub-Adviser to act as the Fund’s investment sub-adviser pursuant to the Investment Sub-Advisory Agreement. The Sub-Adviser will make investment decisions for the Fund, subject to the oversight by the Adviser. The Sub-Adviser, an investment adviser registered with the SEC under the Advisers Act, is a Delaware limited liability company with its principal office located at 200 Park Avenue, New York, NY 10166. For more information regarding the Sub-Adviser, see “The Sub-Adviser” in the Prospectus.

The Investment Sub-Advisory Agreement was approved by the Board and became effective on August 8, 2017. The Investment Sub-Advisory Agreement will continue in effect for two (2) years, and thereafter shall continue automatically for successive one-year periods, provided that such continuance is specifically approved at least annually by: (i) the vote of the Board, including the vote of a majority of the Independent Trustees, or (ii) by the vote of the holders of a majority of the outstanding voting securities of the Fund. The Investment Sub-Advisory Agreement may not be terminated for a period of 24 months from the effective date except (i) in the event of an “assignment” (as such term is defined for purposes of construing Section 15(a)(4) of the 1940 Act); (ii) at any time, without the payment of any penalty, upon 60 days’ written notice by the Adviser, if the Board or a majority of the outstanding voting securities of the Fund determine that the Investment Sub-Advisory Agreement should be terminated; and (iii) for “cause” (as defined Investment Sub-Advisory Agreement). Following such period, the Investment Sub-Advisory Agreement may be terminated at any time by the Adviser or the Sub-Adviser, without the payment of any penalty, upon 60 days’ written notice to the other party. The Sub-Adviser serves as investment adviser to Alcentra Capital Corporation (NASDAQ: “ABDC”), a business development company whose shares trade on the NASDAQ Global Select Market.

Portfolio Management

Other Accounts Managed by Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2016: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Paul Hatfield
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	4	$967.0	2	$418.0
Other Accounts	—	$—	—	$—
Kevin Bannon
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	—	$—	—	$—
Other Accounts	—	$—	—	$—
Branko Krmpotic
Registered Investment Companies	1	$323.3	1	$323.3
Other Pooled Investment Vehicles	1	$80.4	1	$72.7
Other Accounts	—	$—	—	$—
David Scopelliti
Registered Investment Companies	1	$323.3	1	$323.3
Other Pooled Investment Vehicles	1	$80.4	1	$72.7
Other Accounts	—	$—	—	$—
Ellida McMillan
Registered Investment Companies	1	$323.3	1	$323.3
Other Pooled Investment Vehicles	1	$80.4	1	$72.7
Other Accounts	—	$—	—	$—

Compensation of Portfolio Managers

The Sub-Adviser’s investment personnel are not employed by the Fund and receive no direct compensation from the Fund in connection with their investment management activities.

Securities Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)(2)(3)
Paul Hatfield	None
Kevin Bannon	None
Branko Krmpotic	$10,000 – $50,000
David Scopelliti	None
Ellida McMillan	$1 – $10,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or Over $1,000,000.
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.
(3)	The dollar range of equity beneficially owned is based on the offering price of $9.68 per Class T Share.

Portfolio Managers Potential Conflicts of Interest

The Sub-Adviser, BNY Mellon and their respective affiliates will be subject to certain conflicts of interest with the portfolio managers. These conflicts will arise primarily from the involvement of the Sub-Adviser, BNY Mellon and their respective affiliates (collectively, the “Firm”) in other activities that may conflict with the Fund’s activities. Shareholders should be aware that individual conflicts will not necessarily be resolved in favor of the Fund’s interest.

Broad and Wide-Ranging Activities

The Firm engages in a broad spectrum of activities. In the ordinary course of its business activities, the Firm may engage in activities where the interests of certain divisions of the Firm or the interests of its clients may conflict with the Fund’s and shareholders’ interests. Other present and future activities of the Firm may give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Sub-Adviser will attempt to resolve such conflicts in a fair and equitable manner, subject to applicable law.

The Firm’s Policies and Procedures

Specified policies and procedures implemented by the Firm to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions reduce the synergies across BNY Mellon’s various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because the Firm has various asset management, investment banking, advisory and other businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. Furthermore, in addressing related conflicts and regulatory, legal and contractual requirements across its various businesses, the Firm has implemented certain policies and procedures (e.g., information walls) that reduce the positive synergies that the Fund expects the Sub-Adviser to utilize for purposes of recommending investment opportunities. Additionally, the Firm may limit the Fund and/or its portfolio companies from engagement in agreements with, or related to, companies of an Other Account (defined below) and/or from time to time restrict or otherwise limit the ability of the Fund and/or its portfolio companies to engage in businesses or activities competitive with such companies of Other Accounts, either as a result of contractual restrictions or otherwise. Finally, the Firm has in the past and is likely in the future to enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for the Fund, may require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

Investment Banking, Advisory and Other Relationships

As part of its regular business, the Firm provides a broad range of investment banking, advisory, underwriting, placement agent and other services. In addition, the Firm may provide services in the future beyond those currently provided. The Fund will not receive a benefit from fees received in connection with such services. In such a case, an Other Account of the Firm would typically require the Firm to act exclusively on its behalf. This Other Account request may preclude all Firm affiliated clients, including the Fund, from participating in related transactions that would otherwise be suitable. The Firm will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its investment banking, advisory and other businesses, the Firm may come into possession of information that limits its ability to engage in potential transactions. The Fund’s activities are expected to be constrained as a result of the inability of the Sub-Adviser personnel to use such information. For example, employees of the Firm from time to time are prohibited by law or contract from sharing information with the Adviser or the Fund’s portfolio managers at the Adviser or the Sub-Adviser. Additionally, there are expected to be circumstances in which one or more individuals associated with the Firm will be precluded from providing services related to the Fund’s activities because of certain confidential information available to those individuals or to other parts of the Firm (e.g., trading may be restricted). Where the Firm is engaged to find buyers or financing sources for potential sellers of assets, the seller may permit the Fund to act as a participant in such transaction (as a buyer or financing participant), which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price and certain other financial terms) and also be subject to the limitations of the 1940 Act.

The Firm has long-term relationships with a significant number of corporations and their senior management. In determining whether to recommend an investment in a particular transaction on behalf of the Fund, the Sub-Adviser will consider those relationships and may determine to not consider the recommendation of the investment to the Fund as a result of such relationships, as may be permitted by law. The Fund may also co-invest with clients of BNY Mellon in particular investment opportunities, and the relationship with such clients could influence the decisions made by the Sub-Adviser with respect to such investments, as may be permitted by law and in accordance with the Sub-Adviser’s applicable procedures.

The Firm may represent creditors or debtors in restructuring or reorganization proceedings or negotiations, including under Chapter 11 of the U.S. Bankruptcy Code, or prior to such filings. From time to time the Firm may serve as advisor to creditor or equity committees. Any such involvement, for which the Firm may be compensated and which compensation will not be passed through to the Fund, is expected to limit or preclude the flexibility that the Fund may otherwise have to participate in restructurings. Alternatively, the Sub-Adviser may recommend that the Fund liquidate any existing positions of the applicable issuer. If that recommendation were followed, the Fund may be foregoing returns the Fund would have realized had the investment not been sold. The inability to transact in any security, derivative or loan held by the Fund could result in significant losses to the Fund.

Allocation of Opportunities

Certain inherent conflicts of interest arise from the fact that the Firm provides investment advisory or sub-advisory services both to the Adviser, on the Fund’s behalf, and other clients, including other investment funds such as Alcentra Capital Corporation and any other investment vehicles that the Sub-Adviser or its affiliates may establish from time to time, as well as client accounts (including one or more managed accounts or other similar arrangements, including those that may be structured as one or more entities) and proprietary accounts managed by the Firm in which the Fund will not have an interest (such other clients, funds and accounts, collectively the “Other Sub-Adviser Accounts”). In addition, the Firm provides investment management services to other clients, including other investment funds and any other investment vehicles that BNY Mellon or any of its affiliates may establish from time to time, client accounts and proprietary accounts in which the Fund will not have an interest (such other clients, funds and accounts, collectively, the “Other BNY Mellon Accounts” and, together with the Other the Sub-Adviser Accounts, the “Other Accounts”). The respective investment programs of the Fund and the Other Accounts may or may not be substantially similar. The Firm may give advice and recommend investments or actions to Other Accounts, in accordance with the investment objective and strategies of such Other Accounts, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund although it is the Sub-Adviser’s policy, to the extent reasonably practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis over time relative to its Other Accounts, even though their investment mandates have elements in common with the Fund’s. The Sub-Adviser or its affiliates may enter into transactions for Other Accounts where they have investment discretion that the Sub-Adviser determines not to recommend to the Fund for regulatory, investment or other reasons. Affiliates of the Sub-Adviser engage in an investment advisory business separate from the Sub-Adviser, including with respect to accounts that compete with the Fund, and have no obligation to make investment opportunities available to the Fund.

While the Sub-Adviser will seek to manage potential conflicts of interest in good faith, the portfolio transactions effected by the Sub-Adviser and BNY Mellon in managing their respective Other Accounts could conflict with the transactions and strategies recommended by the Sub-Adviser in providing sub-advisory services to the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Accounts.

The Sub-Adviser may have a conflict of interest in allocating investment opportunities between the Fund and Other Accounts, including where the Sub-Adviser may be incentivized to recommend investments for the Fund that may favor the interests of an affiliate or Other Accounts. This potential conflict may be exacerbated where the Sub-Adviser has more attractive incentive fees for such Other Accounts, or where individuals of the Sub-Adviser who are responsible for selecting investments for the Fund have large personal stakes in Other Accounts, or where personnel of the Sub-Adviser benefit directly or indirectly from compensation generated by Other Accounts. In each such case, such transactions will be governed by, and the Sub-Adviser will allocate or make allocation recommendations in accordance with, procedures designed and adopted by the Sub-Adviser to manage such conflicts of interest.

Certain distressed investment opportunities may offer high potential returns, but may not, in the judgment of the Sub-Adviser, be suitable for the Fund. As a result, such investment opportunities may be allocated to Other Accounts with similar investment strategies as the Fund and may not be allocated to the Fund. Such investments, while high risk, can at times offer exceptional returns, and the Fund may not be able to participate in these returns.

The Sub-Adviser is committed to transacting in securities and loans in a manner that is consistent with the Fund’s investment objective and those of the Other Accounts, and to allocating investment opportunities (including purchase and sale opportunities) among the Fund and the Other Accounts on a fair and equitable basis. In allocating investment opportunities, the Sub-Adviser determines which clients’, including the Fund’s and the Other Accounts’, investment mandates are consistent with the investment opportunity taking into account the Fund’s and such Other Account’s risk/return profile, investment guidelines and objectives, and liquidity objectives. As a general matter, investment opportunities will be allocated pro rata among the Fund and the Other Accounts based on their respective targeted acquisition size (which may be based upon available capacity or, in some cases, a specified maximum target size of such client) or targeted sale size (which is generally based upon the position size held by selling clients), in a manner that takes into account the applicable factors listed below. In addition, the Sub-Adviser complies with specific allocation procedures set forth in the Fund’s governing documents and those of Other Accounts and described during the marketing process. While no client will be favored over any other client, in allocating investment opportunities certain clients may have priority over other clients consistent with disclosures made to the applicable investors. Consistent with the foregoing, the Sub-Adviser will generally allocate investment opportunities pursuant to certain allocation methodologies as appropriate depending on the nature of the investment. Notwithstanding the foregoing, investment opportunities may be allocated in a manner that differs from such methodologies but is otherwise fair and equitable to the Fund and the Other Accounts taken as a whole (including, in certain circumstances, a complete opt-out for the Fund or an Other Account from an allocation). In instances where the Fund and Other Accounts target different strategies but overlap with respect to certain investment opportunities, the Sub-Adviser may determine that a particular investment most appropriately fits within the portfolio and strategy focus of the relevant Other Account and may allocate the investment to such Other Account but not to the Fund. Any such allocations must be documented in accordance with the Sub-Adviser’s procedures and be undertaken with reference to one or more of the following considerations: (i) the risk-return and target-return profile of the investment opportunity relative to the Fund’s and the Other Accounts’ current risk profile; (ii) the Fund’s or the Other Accounts’ investment guidelines, restrictions, terms and objectives, including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the respective portfolios’ overall holdings; (iii) the need to re-size risk in the Fund’s or the Other Accounts’ portfolios (including the potential for the proposed investment to create an industry, sector or issuer imbalance in the Fund’s and the Other Accounts’ portfolios) and taking into account any existing non-pro rata investment positions in such portfolios; (iv) the Fund’s and the Other Accounts’ liquidity considerations, including during a ramp-up or wind-down of the Fund or Other Accounts, proximity to the end of the Fund’s or the Other Accounts’ specified terms or investment period, any redemption/withdrawal requests, anticipated future contributions and available cash; (v) tax consequences; (vi) regulatory or contractual restrictions or consequences; (vii) avoiding de minimis or odd lot allocations; (viii) availability and degree of leverage and any requirements or other terms of any existing leverage facilities; (ix) the Fund’s or the Other Accounts’ investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, investment strategy, geography, industry or business sector; (x) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or an Other Account; (xi) managing any actual or potential conflict of interest; (xii) with respect to investments that are made available to the Sub-Adviser by counterparties pursuant to negotiated trading platforms (e.g., ISDA contracts) which may not be available for the Fund or the Other Accounts, the absence of such relationships; and (xiii) any other considerations deemed relevant by the Sub-Adviser and its affiliates. Because of these and other factors, certain Other Accounts may effectively have priority in investment allocations over the Fund, notwithstanding the Sub-Adviser’s general policy of pro rata allocation. Individual conflicts will not necessarily be resolved in favor of the Fund’s interests, but the Fund will be treated fairly and equitably over time and in a manner consistent with the Sub-Adviser’s fiduciary duties.

Orders may be combined for all such accounts, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis which the Sub-Adviser or its affiliates consider equitable.

From time to time, the Sub-Adviser expects the Fund and Other Accounts to make investments at different levels of a borrower’s or an issuer’s capital structure or otherwise in different classes of a borrower’s or an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. When making such investments, the Sub-Adviser expects the Fund and such Other Accounts to have conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

To the extent that the Fund holds interests that are different (or more senior or junior) than those held by the Other Accounts, the Sub-Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts are in conflict with the Fund’s. Furthermore, it is possible that the Fund’s interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts’ involvement and actions relating to their investment. In addition, when the Fund and Other Accounts hold investments in the same borrower or issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the borrower or issuer due to the fact that Other Accounts hold investments in the same borrower or issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Sub-Adviser believes it would be in the Fund’s best economic interests to do so. Also, the Fund may be prohibited by applicable law from investing in a borrower or issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Sub-Adviser believes it would be in the Fund’s best economic interests to do so. In addition, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future prohibited transactions, the Sub-Adviser may avoid recommending allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Sub-Adviser’s then-current allocation policy and any applicable exemptive orders over time.

Service Providers

The Fund’s service providers (including lenders, brokers, attorneys and investment banking firms) may be investors in the Fund and/or sources of investment opportunities and counterparties therein. This may influence the Sub-Adviser in deciding whether to select such a service provider. Notwithstanding the foregoing, investment transactions for the Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution (and possibly to a lesser extent in consideration of such service provider’s provision of certain investment-related services that the Sub-Adviser believes to be of benefit to the Fund or Other Accounts).

Allocation of Personnel

The Sub-Adviser and its officers, managers, members and employees will devote as much of their time to the Fund’s activities as the Sub-Adviser deems necessary and appropriate. Subject to the terms of the applicable offering and/or governing documents, the Firm expects to form additional investment funds, enter into other investment advisory relationships and engage in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Sub-Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the Sub-Adviser and its officers, managers, members and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund’s business and the management of the assets of other clients of the Sub-Adviser.

Material Non-Public Information

The Sub-Adviser or certain of its affiliates may come into possession of material non-public information with respect to a borrower or an issuer (or an affiliate). Should this occur, the Sub-Adviser would be restricted from recommending to the Adviser or buying or selling securities, derivatives or loans of the borrower or the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material to preclude the Fund from participating in an investment. Disclosure of such information to the Sub-Adviser’s personnel responsible for the Fund’s affairs will be limited, and the Adviser on the Fund’s behalf may not be free to act upon any such information. Therefore, the Fund and the Adviser may not have access to material non-public information in the possession of the Firm which might be relevant to an investment decision to be made on the Fund’s behalf, and the Adviser may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, the Adviser may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Trading by Firm Personnel

The officers, directors, members, managers and employees of the Sub-Adviser or BNY Mellon may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law and Firm policies, or otherwise determined from time to time by the Sub-Adviser or the Firm, as applicable.

Possible Future Activities

The Firm may expand the range of services that it provides over time. The Firm will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm has, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Portfolio Company Relationships

The entities in which the Fund invests are expected to be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies of Other Accounts managed by the Firm that, although the Firm determines to be consistent with the requirements of such Other Accounts’ governing agreements, may not have otherwise been entered into but for the affiliation with the Firm, and/or that involve fees and/or servicing payments to Firm-affiliated entities from which the Fund will derive no benefit, subject to applicable law. For example, the Firm may offer the Fund’s portfolio companies and portfolio companies of its Other Accounts the opportunity to enter into agreements regarding group procurement (such as a group purchasing organization), benefits management, purchase of insurance policies (which may be pooled across portfolio companies and discounted due to scale) and other operational, administrative or management related matters from a third party or a Firm affiliate and other similar operational initiatives that, subject to applicable law, may result in commissions or similar payments, including related to a portion of the savings achieved by the portfolio company.

With respect to transactions or agreements with portfolio companies, at times if unrelated officers of a portfolio company have not yet been appointed, subject to applicable law, the Firm may be negotiating and executing agreements between the Firm and/or the Fund on the one hand, and the portfolio company or its affiliates on the other hand, including management services agreements or similar agreements, which could entail a conflict of interest in relation to efforts to enter into terms that are arm’s length. Among the measures the Firm may use to mitigate such conflicts is involving outside counsel to review and advise on such agreements and provide insights into commercially reasonable terms and regulatory restrictions.

From time to time employees of the Firm may serve as directors or advisory board members of certain portfolio companies or other entities. In connection with such services and subject to applicable law, the Firm receives directors’ fees or other similar compensation. Such amounts may, but are not expected to be, material and will not be passed through to the Fund.

Transactions with Other Accounts

From time to time, the Fund may enter into purchase and sale transactions with Other Accounts. Such transactions will be conducted in accordance with, and subject to, the Sub-Adviser’s fiduciary obligations to the Fund, the 1940 Act and the rules thereunder and other applicable law.

Other Affiliate Transactions

The Fund may acquire a security from an issuer in which a separate security has been acquired by either the Sub-Adviser or BNY Mellon affiliates. When making such investments, the Fund and either the Sub-Adviser or BNY Mellon affiliates may have conflicting interests. For example, conflicts could arise where the Fund becomes a lender to a company when an affiliate of the Sub-Adviser owns equity securities of such a company. In this circumstance, for example, if such company goes into bankruptcy, becomes insolvent or is otherwise unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities as to what actions the company should take. There can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the other affiliates.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain of its affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund or account managed by the Firm. However, the Fund may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for the Sub-Adviser between its interests in the Fund and the portfolio company, in that the ability of the Sub-Adviser to recommend actions in the Fund’s best interest might be restricted by applicable law. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

Restrictions Arising under the Securities Laws

The Firm’s activities (including, without limitation, the holding of securities positions or having one of its employees on the board of directors of a company) could result in securities law restrictions on transactions in securities held by the Fund, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the Fund’s performance.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Since the Fund intends to generally acquire and dispose of its investments in privately negotiated transactions, it expects to infrequently use brokers in the normal course of its business. Subject to policies established by the Board and approval by the Adviser, the Sub-Adviser will primarily be responsible for the execution of the publicly-traded securities portion of the Fund’s portfolio transactions and the allocation of brokerage commissions. The Sub-Adviser will not execute transactions through any particular broker or dealer, but will seek to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Sub-Adviser will generally seek reasonably competitive trade execution costs, the Fund will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Sub-Adviser may select a broker based partly upon brokerage or research services provided to it and the Fund and any other clients. In return for such services, the Fund may pay a higher commission than other brokers would charge if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the services provided.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Fund has delegated its proxy voting responsibility to the Sub-Adviser. The proxy voting policies and procedures of the Sub-Adviser are set forth below. The guidelines are reviewed periodically by the Sub-Adviser and the Independent Trustees and, accordingly, are subject to change.

As an investment adviser registered under the Advisers Act, the Sub-Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of the Sub-Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 promulgated under, the Advisers Act. The Sub-Adviser will vote proxies relating to securities in the best interest of its clients’ shareholders. It will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by its clients. Although the Sub-Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of the Sub-Adviser are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (i) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how the Sub-Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Information regarding how the Sub-Adviser voted proxies with respect to the Fund’s portfolio securities during the most recent 12-month period ended June 30 is available without charge by making a written request to the Fund’s chief compliance officer, Stira Alcentra Global Credit Fund, 18100 Von Karman Avenue, Suite 500, Irvine, CA 92612, by calling the Fund at (877) 567-7264 or on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. As of January 5, 2018, there were no control persons of the Fund. The following table sets forth, as of January 5, 2018, information with respect to the beneficial ownership of Shares by:

•	each Trustee and executive officer;
•	all of the Trustees and executive officers as a group; and
•	each person known by the Fund to beneficially own 5% or more of the outstanding Shares.

Beneficial ownership is determined in accordance with the applicable rules of the SEC. There are no Shares subject to options that are currently exercisable or exercisable within 60 days of January 5, 2018.

	Shares Beneficially Owned as of January 5, 2018
Name(1)	Number of Shares	Percentage Assuming Maximum Amount is Purchased
5% Holders:	—	—
Interested Trustees:
Christopher Hilbert	11,008.58		*
Jack Yang	11,008.58		*
Independent Trustees:
Mitch Vance	—	—
Ned W. Brines	—	—
T. Ulrich Brechbühl	—	—
Executive Officers:
Richard Gann	2,752.15		*
David Miller	1,653.03		*
Terry Wettergreen	—	—
Gustav Bahn	4,142.27		*
All trustees and executive officers as a group (9 persons)			*

*	Less than one percent.
(1)	The address of each beneficial owner is c/o Stira Alcentra Global Credit Fund, 18100 Von Karman Avenue, Suite 500, Irvine, CA 92612.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statement of the Fund at January 31, 2017, appearing in this Prospectus and Registration Statement has been audited by Ernst & Young LLP, independent registered public accounting firm, located at 5 Times Square, New York, NY 10036, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

LEGAL COUNSEL

Certain legal matters regarding the validity of the Shares offered hereby have been passed upon for the Fund by Richards, Layton & Finger, P.A., One Rodney Square, 920 North King Street, Wilmington, Delaware 19801. Certain legal matters in connection with the Shares have been passed upon for the Fund by Morris, Manning & Martin, LLP, 1600 Atlanta Financial Center 3343 Peachtree Road, NE Atlanta, GA 30326.

ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the registration statement. A copy of the registration statement may be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549 or on the EDGAR database on the SEC’s website at http://www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Prospective investors can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

STEADFAST ALCENTRA GLOBAL CREDIT FUND

Statement of Assets and Liabilities
June 30, 2017
(Unaudited)
(in thousands, except share and per share amounts)

Assets
Cash	$200
Total Assets	$200
Commitments and Contingencies (Note 4)
Net Assets
Common shares, $0.001 par value, unlimited shares authorized, 21,739 shares issued and outstanding	$—
Paid-in capital	200
Total Net Assets	$200
Shares outstanding	21,739
Net asset value per share (Class A)	$9.20

See accompanying notes to financial statement

STEADFAST ALCENTRA GLOBAL CREDIT FUND
NOTES TO FINANCIAL STATEMENT
June 30, 2017
(Unaudited)

Note 1. Organization

Steadfast Alcentra Global Credit Fund (the “Fund”) was formed as a Delaware statutory trust on October 24, 2016, and is an externally managed, non-diversified closed-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund’s investment adviser is Steadfast Investment Adviser, LLC (the “Adviser”). The Adviser is a registered investment adviser with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and oversees the management of the Fund’s activities. The Adviser has engaged Alcentra NY, LLC (the “Sub-Adviser”), a registered investment adviser with the SEC under the Advisers Act, to act as the Fund’s investment sub-adviser. The Sub-Adviser is the U.S. subsidiary of Alcentra Group, a wholly-owned subsidiary of BNY Mellon and will identify investment opportunities, make investment decisions for the Fund and execute on its trading strategies, subject to oversight by the Adviser.

The Fund’s investment objective is to provide current income, and capital preservation with the potential for capital appreciation. The Fund intends to pursue its investment objective by providing customized financing solutions to lower middle-market and middle-market companies in the form of floating and fixed rate senior secured loans, second lien loans and subordinated debt.

The Fund is offering to the public, on a continuous basis, up to $3,000,000,000 in Class T shares of beneficial interest of the Fund at an initial price of $9.68 per share (with discounts available for certain categories of purchasers) (the “Offering”). The Fund has applied for exemptive relief from the Securities and Exchange Commission (the “SEC”) to issue multiple classes of shares and to impose asset-based distribution fees and early withdrawal fees. Upon receiving the exemptive relief, if granted, the Fund will offer four classes of shares of beneficial interest of the Fund (the “Shares”): Class A, Class T, Class D and Class I Shares.

Prior to raising $3,000,000 in proceeds from the Offering (the “Minimum Offering Requirement”), subscriptions will be held in an escrow account with UMB Bank, N.A. Subsequent to satisfying the Minimum Offering Requirement, Shares will be offered through Steadfast Capital Markets Group, LLC (the “Dealer Manager”) at an offering price equal to the Fund’s then current net asset value (“NAV”) per Share, plus selling commissions and dealer manager fees, if applicable. The Fund is currently offering to sell an aggregate number of Class T Shares up to the maximum offering amount. An investor will pay selling commissions, dealer manager fees and annual distribution fees for the purchase of the Fund’s Class T Shares.

The Fund will accept initial and additional purchases of Shares on a monthly basis, although the Fund may determine to conduct more frequent closings. The Fund does not issue Shares purchased (and an investor does not become a shareholder with respect to such Shares) until the applicable closing. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

The Fund has no operations to date other than matters relating to its organization and the sale and issuance of 21,739 Class A Shares at a net asset value of $9.20 per Class A Share.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statement of the Fund has been prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles (“GAAP”) and pursuant to the requirements for reporting in the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. In the opinion of management, the financial results included herein contain all adjustments and reclassifications considered necessary for the fair presentation of financial

STEADFAST ALCENTRA GLOBAL CREDIT FUND
NOTES TO FINANCIAL STATEMENT
June 30, 2017
(Unaudited)

Note 2. Summary of Significant Accounting Policies  – (continued)

statements for the period included herein. The accounting records of the Fund are maintained in United States dollars, the functional currency of the Fund.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements. Actual results could differ from those estimates and such differences could be material.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund deposits its cash in a financial institution that, at times, may be in excess of the Federal Deposit Insurance Corporation insurance limits. Cash at June 30, 2017 is on deposit at Manufacturers Bank. There are no restrictions on cash.

Organizational Expenses

When recognized, organizational expenses, including reimbursement payments to the Adviser, are expensed on the Fund’s Statement of Operations. These expenses consist principally of legal and accounting fees incurred in connection with the organization of the Fund and are expensed as incurred, subject to recoupment as described in Note 7.

Offering Costs

Offering costs incurred prior to the satisfaction of the Minimum Offering Requirement are deferred. Upon satisfaction of the Minimum Offering Requirement and thereafter, offering costs, including any deferred offering costs, will be capitalized on the Fund’s Statement of Assets and Liabilities, subject to the 1.0% limitation described in Note 3, and will be amortized over 12 months on a straight-line basis and are subject to recoupment as described in Note 3. These costs include, among other things, legal, accounting, printing and other expenses pertaining to the Offering.

Income Taxes

The Fund intends to elect to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code, and to operate in a manner so as to qualify for the tax treatment applicable to RICs. To obtain and maintain qualification for taxation as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements. In addition, the Fund must distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally net ordinary taxable income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”). As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that are timely distributed to shareholders as dividends.

The Fund accounts for income taxes in conformity with ASC Topic 740, Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented, and disclosed in financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. There were no material uncertain income tax positions, interest, or penalties as of June 30, 2017.

STEADFAST ALCENTRA GLOBAL CREDIT FUND
NOTES TO FINANCIAL STATEMENT
June 30, 2017
(Unaudited)

Note 3. Related Party Transactions

Compensation of the Investment Adviser and its Affiliates

The Fund has entered into an investment advisory agreement with the Adviser (the “Investment Advisory Agreement”). In consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components — a base management fee (the “Base Management Fee”) and an incentive fee (the “Incentive Fee”).

The Base Management Fee is calculated at an annual rate of (i) 2.00% of the Fund’s first $500,000,000 in gross assets, including assets purchased with borrowed funds or other forms of leverage, but excluding any cash and cash equivalents; (ii) 1.75% of the Fund’s gross assets that exceed $500,000,000 but are less than or equal to $1,000,000,000, including assets purchased with borrowed funds or other forms of leverage, but excluding any cash and cash equivalents; and (iii) 1.50% of the Fund’s gross assets that exceed $1,000,000,001, including assets purchased with borrowed funds or other forms of leverage, but excluding any cash and cash equivalents. The Base Management Fee will be payable quarterly in arrears and will be calculated based on the average value of the Fund’s gross assets at the end of the two most recently completed calendar quarters (and, in the case of the Fund’s first quarter, its gross assets as of such quarter-end).

The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.75% per quarter (or an annualized hurdle rate of 7.00%) and a partial “catch-up” provision measured as of the end of each calendar quarter. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Base Management Fee, expenses reimbursed to the Adviser under the Investment Advisory Agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the offering and organization expenses and the Incentive Fee). “Adjusted capital” is the sum of (i) cumulative gross proceeds generated from issuances of Shares (including the Fund’s distribution reinvestment plan), which includes the sales load, if applicable, less (ii) distributions to investors that represent a return of capital and amounts paid for share repurchases pursuant to the Fund’s share repurchase program.

No Incentive Fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.75%. The Fund will pay the Adviser 100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.9375% in any calendar quarter (7.75% annualized). This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.9375% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with a portion of the income incentive fees that the Adviser would have earned if not for the hurdle rate. The Fund will pay the Adviser 15.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.9375% in any calendar quarter (7.75% annualized) once the hurdle rate is reached and the catch-up is achieved (15.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the Adviser).

The Adviser has entered into an investment sub-advisory agreement with the Sub-Adviser (the “Investment Sub-Advisory Agreement”). Pursuant to the Investment Sub-Advisory Agreement, the Sub-Adviser will make investment decisions for the Fund and execute on its trading strategies, subject to oversight by the Adviser. The Investment Sub-Advisory Agreement provides that the Sub-Adviser will receive 50% of all fees payable to the Adviser under the Investment Advisory Agreement with respect to each year, subject to a separate expense sharing arrangement agreed upon by the Adviser and the Sub-Adviser.

STEADFAST ALCENTRA GLOBAL CREDIT FUND
NOTES TO FINANCIAL STATEMENT
June 30, 2017
(Unaudited)

Note 3. Related Party Transactions  – (continued)

Administrative Services

The Fund has entered into an administration agreement with the Adviser (the “Administration Agreement”). Pursuant to the Administration Agreement, the Adviser oversees the day-to-day operations of the Fund, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. The Adviser also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records which the Fund is required to maintain and preparing reports to shareholders and reports filed with the SEC. In addition, the Adviser assists the Fund in calculating the Fund’s NAV, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others.

The Fund reimburses the Adviser for its actual costs incurred in providing these administrative services, including the Adviser’s allocable portion of the compensation and related expenses of certain personnel of the Adviser providing administrative services to the Fund on behalf of the Adviser.

Expense Reimbursement Agreement

The Fund has entered into an expense support agreement with the Adviser (the “Expense Support Agreement”). Pursuant to the Expense Support Agreement, the Adviser has agreed to reimburse the Fund for expenses in an amount that is sufficient to: (i) ensure that no portion of the Fund’s distributions to shareholders will be paid from offering proceeds or borrowings, and/or (ii) reduce the Fund’s operating expenses until it has achieved economies of scale sufficient to ensure that it bears a reasonable level of expense in relation to its investment income. Pursuant to the Expense Support Agreement, the Fund will have a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under such agreement, including certain organization and offering costs that have been included in operating expenses, if the following conditions are met. First, the Adviser will be entitled to receive reimbursement payments if, during any fiscal quarter occurring within three years of the date on which the Adviser funded such amount, the sum of the Fund’s net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions declared by the Fund to its shareholders. Second, the Fund and the Adviser have agreed that the Fund will make reimbursement payments only if its current “operating expense ratio” is equal to or less than its operating expense ratio at the time the corresponding expense payment obligation was incurred by the Adviser. For this purpose, the “operating expense ratio” is defined as all expenses borne by the Fund, except for organizational and offering expenses, Base Management Fees and Incentive Fees owed to the Adviser and interest expense, as a percentage of net assets. Finally, for organization and offering costs that have been included in operating expenses, the Fund will limit reimbursement of such expenses to the sum of: (i) all expense payments paid by the Adviser to the Fund in cash and not previously reimbursed and (ii) non-organization and offering costs included in operating expenses incurred by the Adviser and its affiliates and accrued as payables by the Fund; provided, that, organization and offering costs incurred by the Adviser and its affiliates and accrued as payables by the Fund will only be reimbursed up to a limit of 1.0% of gross proceeds raised in the Offering.

The Fund or the Adviser may terminate the Expense Support Agreement at any time. The Adviser has indicated that it expects to continue such reimbursements until it deems that the Fund has achieved economies of scale sufficient to ensure that it bears a reasonable level of expenses in relation to its income. If the Fund terminates the Investment Advisory Agreement, it will be required to repay the Adviser, subject to the repayment conditions, all reimbursements funded by the Adviser within three years of the date of termination. If the Board decides to liquidate the Fund, the Expense Support Agreement will automatically terminate, and

STEADFAST ALCENTRA GLOBAL CREDIT FUND
NOTES TO FINANCIAL STATEMENT
June 30, 2017
(Unaudited)

Note 3. Related Party Transactions  – (continued)

all reimbursements funded by the Adviser will be due within thirty (30) days of such termination date. The specific amount of expenses reimbursed by the Adviser, if any, will be determined at the end of each quarter. There can be no assurance that the Expense Support Agreement will remain in effect or that the Adviser will reimburse any portion of the Fund’s expenses in future quarters.

Organization and Offering Costs

Organization costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. The Offering costs include, among other things, legal, accounting, printing and other expenses pertaining to the Offering. Notwithstanding the foregoing, the Fund shall not be liable for organization and offering expenses to the extent that organization and offering expenses, together with all prior organization and offering expenses (other than selling commissions, dealer manager fees and annual distribution fees), exceed 1.0% of the aggregate gross proceeds from the Offering. The Adviser is responsible for the payment of the Fund’s cumulative organization and offering costs to the extent they exceed the 1.0% limit on aggregate gross proceeds raised in the Offering, without recourse against or reimbursement by the Fund.

Steadfast Capital Markets Group, LLC, an affiliate of the Adviser, is the Fund’s dealer manager for the Offering (the “Dealer Manager”). Underwriting compensation includes the costs of bona fide training and education meetings held by the Fund (primarily the travel, meal and lodging costs of registered representatives of selling agents), attendance and sponsorship fees and cost reimbursement of employees of the Dealer Manager to attend seminars conducted by broker-dealers and legal fees for services provided in connection with the Offering. Such payments are considered underwriting compensation in connection with the Offering. In addition to these payments, all forms of non-cash compensation, including promotional gifts and reasonable entertainment expenses, as well as the aggregate difference between the price at which the Fund’s Dealer Manager and related persons purchase Shares and the price at which such Shares are offered to the public, are also considered underwriting compensation. To the extent the Fund does not pay the full sales commission, dealer manager fees or distribution and shareholder servicing fee for Shares sold in the Offering, the Fund will pay or reimburse underwriting compensation incurred on behalf of the Fund; provided, however, that the Fund will not pay any of the foregoing costs to the extent that such payment would cause total underwriting compensation paid by the Fund to exceed 8.0% of the gross offering proceeds of the Offering, as required by the rules of Financial Industry Regulatory Authority, Inc. (“FINRA”). In addition to the payment of upfront selling commissions and the dealer manager fee, the Fund reimburses the Dealer Manager and participating broker-dealers for bona fide accountable due diligence expenses.

Note 4. Commitments and Contingencies

Economic Dependency

The Fund is dependent on the Adviser and the Dealer Manager for certain services that are essential to the Fund, including the sale of the Fund’s shares of common and preferred stock available for issue; the identification, evaluation, negotiation, purchase, and disposition of investments; management of the daily operations of the Fund’s investment portfolio; and other general and administrative responsibilities. In the event that these companies are unable to provide the respective services, the Fund will be required to obtain such services from other sources. The Fund may not be able to retain services from such other sources on favorable terms or at all.

Minimum Offering Requirement

In the event the Minimum Offering Requirement is not satisfied by May 8, 2018, the Fund will terminate the Offering and will promptly return all funds in the escrow account (including interest, if any). As of June 30, 2017, the Adviser has incurred on behalf of the Fund organization and offering costs of

STEADFAST ALCENTRA GLOBAL CREDIT FUND
NOTES TO FINANCIAL STATEMENT
June 30, 2017
(Unaudited)

Note 4. Commitments and Contingencies  – (continued)

approximately $2.9 million and administrative expenses of approximately $0.1 million. These costs are not recorded in the financial statements of the Fund as of June 30, 2017, because such costs are not a liability of the Fund until the Minimum Offering Requirement is met, and such costs will only become a liability of the Fund to the extent organization and offering costs (other than selling commissions, dealer manager fees and annual distribution fees) do not exceed 1.0% of the aggregate gross proceeds from the Offering.

Note 5. Subsequent Events

Initial Closing

On August 8, 2017, the Fund received subscriptions aggregating at least $3.0 million and the subscription proceeds held in escrow were released to the Fund. As of August 22, 2017, the Fund had received and accepted investors’ subscriptions and issued 346,613 Class T Shares in its public offering, resulting in gross proceeds of approximately $3.2 million.

Investments

As of August 22, 2017, the Fund had invested approximately $3.3 million in a portfolio of corporate high-yield bonds and senior loans.

Distributions

On August 16, 2017, the Fund’s Board of Trustees declared a distribution on the outstanding Class A Shares and Class T Shares. The distributions (i) accrue daily to the shareholders of record as of the close of business on each day during the period commencing on September 1, 2017 and ending on December 31, 2017; (ii) are payable in cumulative amounts on or before the 3rd day of each calendar month with respect to the prior month; and (iii) are calculated at a rate of (a) $0.00191781 per Class A Share per day, (b) $0.00165260 per Class T Share per day that is subject to a 1.0% annual distribution fee and (c) $0.00191781 per Class T Share per day that is not subject to an annual distribution fee.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Steadfast Alcentra Global Credit Fund

We have audited the accompanying statement of assets and liabilities of Steadfast Alcentra Global Credit Fund (the Fund) as of January 31, 2017. The financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Steadfast Alcentra Global Credit Fund at January 31, 2017, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, NY
March 27, 2017

STEADFAST ALCENTRA GLOBAL CREDIT FUND

Statement of Assets and Liabilities
January 31, 2017
(in thousands, except share and per share amounts)

Assets
Cash	$200
Total Assets	$200
Commitments and Contingencies (Note 4)
Net Assets
Common shares, $0.001 par value, unlimited shares authorized, 21,739 shares issued and outstanding	$—
Paid-in capital	200
Total Net Assets	$200
Shares outstanding	21,739
Net asset value per share (Class A)	$9.20

See accompanying notes to financial statement

STEADFAST ALCENTRA GLOBAL CREDIT FUND
NOTES TO FINANCIAL STATEMENT
January 31, 2017

1.  Organization

Steadfast Alcentra Global Credit Fund (the “Fund”) was formed as a Delaware statutory trust on October 24, 2016, and is an externally managed, non-diversified closed-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund’s investment adviser is Steadfast Investment Adviser, LLC (the “Adviser”). The Adviser oversees the management of the Fund’s activities. The Adviser has engaged Alcentra NY, LLC (the “Sub-Adviser”), a registered investment adviser with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), to act as the Fund’s investment sub-adviser. The Sub-Adviser is the U.S. subsidiary of Alcentra Group, a wholly-owned subsidiary of BNY Mellon and will identify investment opportunities, make investment decisions for the Fund and execute on its trading strategies, subject to oversight by the Adviser.

The Fund’s investment objective is to provide current income, and capital preservation with the potential for capital appreciation. The Fund intends to pursue its investment objective by providing customized financing solutions to lower middle-market and middle-market companies in the form of floating and fixed rate senior secured loans, second lien loans and subordinated debt and, to a lesser extent, minority equity investments.

The Fund intends to offer to the public, on a continuous basis, a minimum of $3,000,000 (the “Minimum Offering Requirement”) and up to $3,000,000,000 in four classes of shares of beneficial interest of the Fund (the “Shares”): Class A, Class T, Class D and Class I Shares (the “Offering”). Shares will initially be offered at $10.00 per Class A Share, $9.68 per Class T Share, $9.39 per Class D Share and $9.20 per Class I Share (with discounts available for certain categories of purchasers). Prior to satisfying the Minimum Offering Requirement, subscriptions will be held in an escrow account with UMB Bank, N.A. Subsequent to satisfying the Minimum Offering Requirement, Shares will be offered through Steadfast Capital Markets Group, LLC (the “Dealer Manager”) at an offering price equal to the Fund’s then current net asset value (“NAV”) per Share, plus selling commissions and dealer manager fees, if applicable. The Fund is offering to sell any combination of Shares, with an aggregate number of Shares up to the maximum offering amount.

The Fund will accept initial and additional purchases of Shares on a monthly basis, although the Fund may determine to conduct more frequent closings. The Fund does not issue Shares purchased (and an investor does not become a shareholder with respect to such Shares) until the applicable closing. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

The Fund has no operations to date other than matters relating to its organization and the sale and issuance of 21,739 Class A shares at a net asset value of $9.20 per share.

2.  Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statement of the Fund has been prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles (“GAAP”) and pursuant to the requirements for reporting in the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. In the opinion of management, the financial results included herein contain all adjustments and reclassifications considered necessary for the fair presentation of financial statements for the period included herein. The accounting records of the Fund are maintained in United States dollars, the functional currency of the Fund.

STEADFAST ALCENTRA GLOBAL CREDIT FUND
NOTES TO FINANCIAL STATEMENT
January 31, 2017

2.  Summary of Significant Accounting Policies  – (continued)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements. Actual results could differ from those estimates and such differences could be material.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund deposits its cash in a financial institution which, at times, may be in excess of the Federal Deposit Insurance Corporation insurance limits. Cash at January 31, 2017 is on deposit at Manufacturers Bank. There are no restrictions on cash.

Organizational Expenses

When recognized, organizational expenses, including reimbursement payments to the Adviser, are expensed on the Fund’s Statement of Operations. These expenses consist principally of legal and accounting fees incurred in connection with the organization of the Fund and are expensed as incurred, subject to recoupment as described in Note 3.

Offering Costs

Offering costs incurred prior to the satisfaction of the Minimum Offering Requirement are deferred. Upon satisfaction of the Minimum Offering Requirement, any deferred offering costs will be capitalized on the Fund’s Statement of Assets and Liabilities and will be amortized over 12 months on a straight-line basis and are subject to recoupment as described in Note 3. Offering costs incurred subsequent to the satisfaction of the Minimum Offering Requirement will be charged to paid-in capital in excess of par on the Fund’s Statement of Assets and Liabilities upon the sale of Shares. These costs include, among other things, legal, accounting, printing and other expenses pertaining to the Offering.

Income Taxes

The Fund intends to elect to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code, and to operate in a manner so as to qualify for the tax treatment applicable to RICs. To obtain and maintain qualification for taxation as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements. In addition, the Fund must distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally net ordinary taxable income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”). As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that are timely distributed to shareholders as dividends.

The Fund accounts for income taxes in conformity with ASC Topic 740, Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented, and disclosed in financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. There were no material uncertain income tax positions, interest, or penalties as of January 31, 2017.

STEADFAST ALCENTRA GLOBAL CREDIT FUND
NOTES TO FINANCIAL STATEMENT
January 31, 2017

3.  Related Party Transactions

Compensation of the Investment Adviser and its Affiliates

The Fund has entered into an investment advisory agreement with the Adviser (the “Investment Advisory Agreement”). In consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components — a base management fee (the “Base Management Fee”) and an incentive fee (the “Incentive Fee”).

The Base Management Fee is calculated at an annual rate of (i) 2.00% of the Fund’s first $500,000,000 in gross assets, including assets purchased with borrowed funds or other forms of leverage, but excluding any cash and cash equivalents; (ii) 1.75% of the Fund’s gross assets that exceed $500,000,000 but are less than or equal to $1,000,000,000, including assets purchased with borrowed funds or other forms of leverage, but excluding any cash and cash equivalents; and (iii) 1.50% of the Fund’s gross assets that exceed $1,000,000,001, including assets purchased with borrowed funds or other forms of leverage, but excluding any cash and cash equivalents. The Base Management Fee will be payable quarterly in arrears and will be calculated based on the average value of the Fund’s gross assets at the end of the two most recently completed calendar quarters (and, in the case of the Fund’s first quarter, its gross assets as of such quarter-end).

The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.75% per quarter (or an annualized hurdle rate of 7.00%) and a partial “catch-up” provision measured as of the end of each calendar quarter. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Base Management Fee, expenses reimbursed to the Adviser under the Investment Advisory Agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the offering and organization expenses and the Incentive Fee). “Adjusted capital” is the sum of (i) cumulative gross proceeds generated from issuances of Shares (including the Fund’s distribution reinvestment plan), less (ii) distributions to investors that represent a return of capital and amounts paid for share repurchases pursuant to the Fund’s share repurchase program.

No Incentive Fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.75%. The Fund will pay the Adviser 100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.9375% in any calendar quarter (7.75% annualized). This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.9375% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with a portion of the income incentive fees that the Adviser would have earned if not for the hurdle rate. The Fund will pay the Adviser 15.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.9375% in any calendar quarter (7.75% annualized) once the hurdle rate is reached and the catch-up is achieved (15.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the Adviser).

The Adviser has entered into an investment sub-advisory agreement with the Sub-Adviser (the “Investment Sub-Advisory Agreement”). Pursuant to the Investment Sub-Advisory Agreement, the Sub-Adviser will make investment decisions for the Fund and execute on its trading strategies, subject to oversight by the Adviser. The Investment Sub-Advisory Agreement provides that the Sub-Adviser will receive 50% of all fees payable to the Adviser under the Investment Advisory Agreement with respect to each year, subject to a separate expense sharing arrangement agreed upon by the Adviser and the Sub-Adviser.

STEADFAST ALCENTRA GLOBAL CREDIT FUND
NOTES TO FINANCIAL STATEMENT
January 31, 2017

3.  Related Party Transactions – (continued)

Administrative Services

The Fund has entered into an administration agreement with the Adviser, (the “Administration Agreement”). Pursuant to the Administration Agreement, the Adviser oversees the day-to-day operations of the Fund, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. The Adviser also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records which the Fund is required to maintain and preparing reports to shareholders and reports filed with the SEC. In addition, the Adviser assists the Fund in calculating the Fund’s NAVs, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others.

The Fund reimburses the Adviser for its actual costs incurred in providing these administrative services, including the Adviser’s allocable portion of the compensation and related expenses of certain personnel of the Adviser providing administrative services to the Fund on behalf of the Adviser.

Expense Reimbursement Agreement

The Fund has entered into an expense support agreement with the Adviser, (the “Expense Support Agreement”). Pursuant to the Expense Support Agreement, the Adviser has agreed to reimburse the Fund for expenses in an amount that is sufficient to: (i) ensure that no portion of the Fund’s distributions to shareholders will be paid from offering proceeds or borrowings, and/or (ii) reduce the Fund’s operating expenses until it has achieved economies of scale sufficient to ensure that it bears a reasonable level of expense in relation to its investment income. Pursuant to the Expense Support Agreement, the Fund will have a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under such agreement, including certain organization and offering costs that have been included in operating expenses, if the following conditions are met. First, the Adviser will be entitled to receive reimbursement payments if, during any fiscal quarter occurring within three years of the date on which the Adviser funded such amount, the sum of the Fund’s net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by the Fund to its shareholders. Second, the Fund and the Adviser have agreed that the Fund will make reimbursement payments only if its current “operating expense ratio” is equal to or less than its operating expense ratio at the time the corresponding expense payment obligation was incurred by the Adviser. For this purpose, the “operating expense ratio” is defined as all expenses borne by the Fund, except for organizational and offering expenses, base management and incentive fees owed to the Adviser and interest expense, as a percentage of net assets. Finally, for organization and offering costs that have been included in operating expenses, the Fund will limit reimbursement of such expenses to the sum of: (i) all expense payments paid by the Adviser to the Fund in cash and not previously reimbursed and (ii) non-organization and offering costs included in operating expenses incurred by the Adviser and its affiliates and accrued as payables by the Fund; provided, that, organization and offering costs incurred by the Adviser and its affiliates and accrued as payables by the Fund will only be reimbursed up to a limit of 1.0% of gross proceeds raised in the Offering.

The Fund or the Adviser may terminate the Expense Support Agreement at any time. The Adviser has indicated that it expects to continue such reimbursements until it deems that the Fund has achieved economies of scale sufficient to ensure that it bears a reasonable level of expenses in relation to its income. If the Fund terminates the Investment Advisory Agreement, it will be required to repay the Adviser all reimbursements funded by the Adviser within three years of the date of termination within thirty (30) days of such termination date. The specific amount of expenses reimbursed by the Adviser, if any, will be determined at the end of each quarter. There can be no assurance that the Expense Support Agreement will remain in effect or that the Adviser will reimburse any portion of the Fund’s expenses in future quarters.

STEADFAST ALCENTRA GLOBAL CREDIT FUND
NOTES TO FINANCIAL STATEMENT
January 31, 2017

3.  Related Party Transactions – (continued)

Organization and Offering Costs

Organization costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. The Offering costs include, among other things, legal, accounting, printing and other expenses pertaining to the Offering. Notwithstanding the foregoing, the Fund shall not be liable for organization and offering expenses to the extent that organization and offering expenses, together with all prior organization and offering expenses (other than selling commissions, dealer manager fees and annual distribution fees), exceed 1.0% of the aggregate gross proceeds from the Offering. The Adviser is responsible for the payment of the Fund’s cumulative organization and offering costs to the extent they exceed the 1.0% limit on aggregate gross proceeds raised in the Offering, without recourse against or reimbursement by the Fund.

Underwriting compensation includes the costs of bona fide training and education meetings held by the Fund (primarily the travel, meal and lodging costs of registered representatives of selling agents), attendance and sponsorship fees and cost reimbursement of employees of the Dealer Manager to attend seminars conducted by broker-dealers and legal fees for services provided in connection with the Offering. Such payments are considered underwriting compensation in connection with the Offering. In addition to these payments, all forms of non-cash compensation, including promotional gifts and reasonable entertainment expenses, as well as the aggregate difference between the price at which the Fund’s Dealer Manager and related persons purchase Shares and the price at which such Shares are offered to the public, if any, are also considered underwriting compensation. To the extent the Fund does not pay the full sales commission, dealer manager fees or distribution and shareholder servicing fee for Shares sold in the Offering, the Fund will pay or reimburse underwriting compensation incurred on behalf of the Fund; provided, however, that the Fund will not pay any of the foregoing costs to the extent that such payment would cause total underwriting compensation paid by the Fund to exceed 8.0% of the gross offering proceeds of the Offering, as required by the rules of Financial Industry Regulatory Authority, Inc. (“FINRA”). In addition to the payment of upfront selling commissions and the dealer manager fee, the Fund reimburses the Dealer Manager and participating broker-dealers for bona fide accountable due diligence expenses.

4.  Commitments and Contingencies

Economic Dependency

The Fund is dependent on the Adviser and the Dealer Manager for certain services that are essential to the Fund, including the sale of the Fund’s shares of common and preferred stock available for issue; the identification, evaluation, negotiation, purchase, and disposition of investments; management of the daily operations of the Fund’s investment portfolio; and other general and administrative responsibilities. In the event that these companies are unable to provide the respective services, the Fund will be required to obtain such services from other sources. The Fund may not be able to retain services from such other sources on favorable terms or at all.

Minimum Offering Requirement

In the event the Minimum Offering Requirement is not sold to the public, the Fund will terminate the Offering and will have no obligation to reimburse the Adviser, the Dealer Manager or their affiliates for any organization and offering costs. As of January 31, 2017, the Adviser has incurred on behalf of the Fund organization and offering costs of approximately $1.44 million. These costs are not recorded in the financial statements of the Fund as of January 31, 2017 because such costs are not a liability of the Fund until the Investment Advisory Agreement is executed and the Minimum Offering Requirement is met, and such costs will only become a liability of the Fund to the extent organization and offering costs (other than selling commissions, dealer manager fees and annual distribution fees) do not exceed 1.0% of the aggregate gross proceeds from the Offering.

STEADFAST ALCENTRA GLOBAL CREDIT FUND
NOTES TO FINANCIAL STATEMENT
January 31, 2017

5.  Subsequent Events

The Adviser has evaluated subsequent events through the date of issuance of the financial statement included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statement as of January 31, 2017.